Pruco Life's
                          Variable Appreciable Life(R)
                                   Insurance


                                                                      Prospectus


                                                                  The Pruco Life
                                                            Variable Appreciable
                                                                         Account


                                                                     May 1, 2001



                          Pruco Life Insurance Company

PROSPECTUS
May 1, 2001
PRUCO LIFE INSURANCE COMPANY
VARIABLE APPRECIABLE ACCOUNT

Variable
APPRECIABLE
LIFE(R)
INSURANCE CONTRACTS

This prospectus describes two forms of an individual variable life insurance contract (the "Contract") offered by Pruco Life Insurance Company ("Pruco Life", "us", "we", or "our") under the name Variable Appreciable Life" Insurance. Pruco Life, a stock life insurance company, is a wholly-owned subsidiary of The Prudential Insurance Company of America ("Prudential"). The first form of the Contract provides a death benefit that generally remains fixed in an amount you, as the Contract owner, choose and cash surrender values that vary daily. The second form also provides cash surrender values that vary daily and a death benefit that will also vary daily. Under both forms of contract, the death benefit will never be less than the "face amount" of insurance you choose. There is no guaranteed minimum cash surrender value.

As of May 1, 1992, Pruco Life no longer offered these Contracts for sale.

You may choose to invest your Contract's premiums and its earnings in one or more of the following ways:

o Invest in one or more of 13 available subaccounts of the Pruco Life Variable Appreciable Account (the "Account"), each of which invests in a corresponding portfolio of The Prudential Series Fund, Inc. (the "Series Fund"):

Conservative Balanced        Government Income        Prudential Jennison
Diversified Bond             High Yield Bond          Small Capitalization Stock
Equity                       Money Market             Stock Index
Flexible Managed             Natural Resources        Value
Global

o    Invest in the fixed-rate option, which pays a guaranteed interest rate.

o Invest in the Pruco Life Variable Contract Real Property Account (the "Real Property Account"), described in a prospectus attached to this one.

This prospectus describes the Contract generally and the Account. The attached prospectus for the Series Fund, and the Series Fund's statement of additional information describe the investment objectives and the risks of investing in the Series Fund portfolios. Pruco Life may add additional investment options in the future. Please read this prospectus and keep it for future reference.

The  Securities   and  Exchange   Commission   ("SEC")   maintains  a  Web  site
(http://www.sec.gov) that contains material incorporated by reference and other information regarding registrants that file electronically with the SEC.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

                          Pruco Life Insurance Company
                              213 Washington Street
                          Newark, New Jersey 07102-2992
                            Telephone: (800) 778-2255

Appreciable Life is a registered mark of Prudential.

                               PROSPECTUS CONTENTS

                                                                                             Page
INTRODUCTION AND SUMMARY.......................................................................1
   Brief Description of the Contract...........................................................1
   Charges.....................................................................................1
   Types of Death Benefit......................................................................3
   Premium Payments............................................................................3
   Lapse and Guarantee Against Lapse...........................................................3

GENERAL INFORMATION ABOUT PRUCO LIFE INSURANCE COMPANY, PRUCO LIFE VARIABLE
APPRECIABLE ACCOUNT, AND THE VARIABLE INVESTMENT OPTIONS AVAILABLE
UNDER THE CONTRACT.............................................................................4
   Pruco Life Insurance Company................................................................4
   Pruco Life Variable Appreciable Account.....................................................4
   The Prudential Series Fund, Inc.............................................................5
   Voting Rights...............................................................................7
   The Fixed-Rate Option.......................................................................7
   The Pruco Life Variable Contract Real Property Account......................................7
   Which Investment Option Should Be Selected?.................................................7

DETAILED INFORMATION FOR CONTRACT OWNERS.......................................................8
   Charges and Expenses........................................................................8
   Requirements for Issuance of a Contract....................................................12
   Short-Term Cancellation Right or "Free-Look"...............................................12
   Contract Forms.............................................................................12
   Contract Date..............................................................................13
   Premiums...................................................................................13
   Allocation of Premiums.....................................................................15
   Dollar Cost Averaging......................................................................15
   Transfers..................................................................................15
   Reduction of Charges for Concurrent Sales to Several Individuals...........................16
   How a Contract's Cash Surrender Value Will Vary............................................16
   How a Contract's Death Benefit Will Vary...................................................17
   When a Contract Becomes Paid-Up............................................................18
   Flexibility as to Payment of Premiums......................................................19
   Surrender of a Contract....................................................................19
   Withdrawal of Excess Cash Surrender Value..................................................19
   Increases in Face Amount...................................................................20
   Decreases in Face Amount...................................................................22
   Lapse and Reinstatement....................................................................22
   When Proceeds Are Paid.....................................................................23
   Living Needs Benefit.......................................................................23
   Illustrations of Cash Surrender Values, Death Benefits, and Accumulated Premiums...........24
   Contract Loans.............................................................................25
   Reports to Contract Owners.................................................................26
   Options on Lapse...........................................................................26
   Right to Exchange a Contract for a Fixed-Benefit Insurance Policy..........................27
   Sale of the Contract and Sales Commissions.................................................27
   Tax Treatment of Contract Benefits.........................................................27
   Tax-Qualified Pension Plans................................................................29
   Legal Considerations Relating to Sex-Distinct Premiums and Benefits........................29
   Other General Contract Provisions..........................................................30
   Riders.....................................................................................30
   Substitution of Series Fund Shares.........................................................30
   State Regulation...........................................................................31
   Experts....................................................................................31
   Litigation and Regulatory Proceedings......................................................31
   Additional Information.....................................................................32
   Financial Statements.......................................................................32

DIRECTORS AND OFFICERS........................................................................33

FINANCIAL STATEMENTS OF THE VARIABLE APPRECIABLE LIFE SUBACCOUNTS OF
PRUCO LIFE VARIABLE APPRECIABLE ACCOUNT.......................................................A1

CONSOLIDATED FINANCIAL STATEMENTS OF PRUCO LIFE INSURANCE COMPANY
AND ITS SUBSIDIARIES..........................................................................B1

                            INTRODUCTION AND SUMMARY

This Summary provides a brief overview of the more significant aspects of the Contract. We provide further detail in the subsequent sections of this prospectus and in the Contract.

Brief Description of the Contract

As of May 1, 1992, Pruco Life no longer offered these Contracts for sale.

The Variable Appreciable Life Insurance Contract (the "Contract") is issued by Pruco Life Insurance Company ("Pruco Life", "we", "us", or "our"). The Contract is a form of flexible premium variable life insurance. It is based on a Contract Fund, the value of which changes every business day. The Contract Fund is the total amount credited to a specific Contract. On any date it is equal to the sum of the amounts invested in the variable investment options and the fixed-rate option, and the principal amount of any Contract debt plus any interest earned thereon. Contract debt is the principal amount of all outstanding loans plus any interest accrued. You will, however, have to pay a surrender charge if you decide to surrender the Contract during the first 10 Contract years or 10 years after an increase in the face amount of insurance.

A broad objective of the Contract is to provide benefits that will increase in value if favorable investment results are achieved. You may invest premiums in one or more of the 13 available subaccounts, in the fixed-rate option, or in the Real Property Account.

Although the value of your Contract Fund will increase if there is favorable investment performance in the variable investment options you select, investment returns in the variable investment options are NOT guaranteed. There is a risk that investment performance will be unfavorable and that the value of your Contract Fund will decrease. The risk will be different, depending upon which investment options you choose. See Which Investment Option Should Be Selected?, page 7. If you select the fixed-rate option, Pruco Life credits your account with a declared rate or rates of interest. You assume the risk that the rate may change, although it will never be lower than an effective annual rate of 4%.

Variable life insurance contracts are unsuitable as short-term savings vehicles. Withdrawals and loans may negate any guarantees against lapse (see Lapse and Reinstatement, page 22) and possibly may result in adverse tax consequences. See Tax Treatment of Contract Benefits, page 27.

Charges

We deduct certain charges from each premium payment and from the amounts held in the designated investment options. In addition, Pruco Life makes additional charges if a Contract lapses or is surrendered during the first 10 Contract years or 10 years after an increase in the face amount of insurance. All these charges, which are largely designed to cover insurance costs and risks as well as sales and administrative expenses, are fully described under Charges and Expenses on page 8. In brief, and subject to that fuller description, the following diagram outlines the maximum charges which Pruco Life may make:

          -------------------------------------------------------------
                                 Premium Payment
          -------------------------------------------------------------

          -------------------------------------------------------------
          o    less a charge for taxes attributable to premiums

          o    less $2 processing fee

          o We deduct a sales charge from the Contract Fund of up to 5% of the portion of the premium remaining after deducting the $2 processing fee.
         --------------------------------------------------------------

--------------------------------------------------------------------------------

                               Net Premium Amount

o    To be invested in one or a combination of:

     o    The invested portfolios of the Series Fund

     o    The fixed-rate option

     o    The Real Property Account

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                  Daily Charges

o We deduct management fees and expenses from the Series Fund and, if applicable, from the Real Property assets. See Underlying Portfolio Expenses chart, below, and Pruco Life Variable Contract Real Property Account, page 7.

o We deduct a daily mortality and expense risk charge, equivalent to an annual rate of up to 0.60% from assets in the variable investment options.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                 Monthly Charges

o We reduce the Contract Fund by a guaranteed minimum death benefit risk charge of not more than $0.01 per $1,000 of the face amount of insurance.

o We reduce the Contract Fund by an administrative charge of up to $2.50 per Contract and up to $0.02 per $1,000 of face amount of insurance.

o We deduct a charge for anticipated mortality, with the maximum charge based on 1980 CSO Tables.

o    If the Contract  includes riders, we deduct rider charges from the Contract
     Fund.

o If the rating class of the insured results in an extra charge, we will deduct that charge from the Contract Fund.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                Possible Charges

o During the first 10 years or 10 years after an increase in the face amount of insurance, if the Contract lapses or is surrendered, we assess a contingent deferred sales charge. The maximum contingent deferred sales charges are reduced for Contracts that have been in-force for more than five years.

o During the first 10 years, if the Contract lapses or is surrendered, we assess a contingent deferred administrative charge; this charge begins to decline uniformly after the fifth Contract year so that it disappears on the 10th Contract anniversary.

o We assess an administrative processing charge equal to the lesser of $15 or 2% for each withdrawal of excess cash surrender value.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          Underlying Portfolio Expenses
--------------------------------------------------------------------------------
                                 Investment                Total        Total
          Portfolio               Advisory     Other     Contractual    Actual
                                    Fee       Expenses    Expenses     Expenses*
--------------------------------------------------------------------------------
Conservative Balanced              0.55%        0.05%       0.60%       0.40%
Diversified Bond                   0.40%        0.05%       0.45%       0.40%
Equity                             0.45%        0.04%       0.49%       0.40%
Flexible Managed                   0.60%        0.04%       0.64%       0.40%
Global                             0.75%        0.10%       0.85%       0.85%
Government Income                  0.40%        0.07%       0.47%       0.47%
High Yield Bond                    0.55%        0.05%       0.60%       0.60%
Money Market                       0.40%        0.04%       0.44%       0.40%
Natural Resources                  0.45%        0.13%       0.58%       0.58%
Prudential Jennison                0.60%        0.04%       0.64%       0.64%
Small Capitalization Stock         0.40%        0.08%       0.48%       0.48%
Stock Index                        0.35%        0.04%       0.39%       0.39%
Value                              0.40%        0.05%       0.45%       0.45%
--------------------------------------------------------------------------------

* Some investment management fees and expenses charged to the Series Fund may be higher than those that were previously charged to the Pruco Life Series Fund, Inc. (0.40%), in which the Account previously invested. Pruco Life currently makes payments to the following five subaccounts so that the portfolio expenses indirectly borne by a Contract owner investing in the, Conservative Balanced, Diversified Bond, Equity, Flexible Managed, and Money Market Portfolios will not exceed 0.40%. No such offset will be made with respect to the remaining portfolios, which had no counterparts in the Pruco Life Series Fund, Inc.

Types of Death Benefit

You choose either of two Contract Forms. Under Contract Form A, the death benefit remains fixed in amount (unless the Contract becomes paid-up) and only the cash surrender value will vary with investment experience. Under a newer version, sold in most jurisdictions beginning in September 1986, the death benefit may be increased to ensure that the Contract continues to satisfy the Internal Revenue Code's definition of life insurance. Under Contract Form B, both the death benefit and the cash surrender value will vary with investment experience. However, the death benefit will never be less than the face amount regardless of investment experience. There is no minimum cash surrender value under either form of the Contract. (Unless we specifically state otherwise, all descriptions of and references to the "Contract" apply to both old and new Form A and Form B Contracts.)

Premium Payments

You have flexibility with respect to the payment of premiums. The Contract sets forth Scheduled Premiums payable annually, semi-annually, quarterly or monthly. But you are generally permitted, within very broad limits, to pay greater than Scheduled Premiums. However, the payment of premiums in excess of Scheduled Premiums may cause the Contract to be classified as a Modified Endowment
Contract for federal income tax purposes. See Premiums, page 13 and Tax Treatment of Contract Benefits, page 27. The net portion of such payments will promptly be invested in the manner you previously selected. Cash surrender values will generally be increased whenever premiums are paid, unless earlier unfavorable investment experience must first be offset. The amount payable upon death under Contract Form B will also, generally, be increased by the payment of premiums.

Lapse and Guarantee Against Lapse

As long as you pay Scheduled Premiums on or before the due dates (or within a 61-day grace period after the scheduled due date) and missed premiums are made up later with interest, the Contract will not lapse, even if investment experience is unfavorable. Thus, the payment of Scheduled Premiums guarantees insurance protection at least equal to the face amount of the Contract. However, the failure to pay a minimum Scheduled Premium will not necessarily result in lapse of the Contract. If the net investment experience has been greater than the 4% assumed net rate of return used by Pruco Life's actuaries in designing this Contract, with a consequent increase in the amount invested under the Contract, and the Contract owner then fails to pay premiums when due, Pruco Life will use the "excess" amount to pay the charges due under the Contract and thus keep the Contract in-force. See Lapse and Reinstatement, page 22. In this case, so long as the excess amount is sufficient, the Contract will not lapse despite the owner's failure to pay Scheduled Premiums.

The amount of the Scheduled Premium, for a specific face amount of insurance, depends upon the insured's sex (except where unisex rates apply), age at issue, and risk classification. The Scheduled Premium cannot be increased until the Contract anniversary after the insured's 65th birthday or, if later, 10 years from the date the Contract is issued. A new, higher Scheduled Premium, called the "second premium amount," is payable after this period. The second premium amount will be stated in each Contract. It is calculated on the assumptions that only Scheduled Premiums have been paid, and they have been paid when due, that maximum mortality charges (covering the cost of insurance for the period in question) and expense charges have been deducted, and that the net investment return upon the amount invested under the Contract has been equal to the 4% assumed net rate of return. If the amount invested under the Contract is higher than would be the case if the above conservative assumptions are borne out by experience, which currently appears to be a reasonable expectation, premiums after the insured's 65th birthday (or at 10 years after the issue date, if later) will be lower than the second premium amount stated in the Contract (and may or may not be higher than the initial Scheduled Premium).

The replacement of life insurance is generally not in your best interest. In most cases, if you require additional coverage, the benefits of your existing contract can be protected by purchasing additional insurance or a supplemental contract. If you are considering replacing a contract, you should compare the benefits and costs of supplementing your existing contract with the benefits and costs of purchasing another contract and you should consult a qualified tax adviser.

This prospectus was only offered in jurisdictions in which the offering was lawful. No person is authorized to make any representations in connection with this offering other than those contained in this prospectus, The Prudential Series Fund prospectus and statement of additional information, and the prospectus for the Real Property Account.

                 GENERAL INFORMATION ABOUT PRUCO LIFE INSURANCE
               COMPANY, PRUCO LIFE VARIABLE APPRECIABLE ACCOUNT,
                 AND THE VARIABLE INVESTMENT OPTIONS AVAILABLE
                               UNDER THE CONTRACT

Pruco Life Insurance Company

Pruco Life Insurance Company ("Pruco Life", "us", "we", or "our") is a stock life insurance company, organized in 1971 under the laws of the State of Arizona. It is licensed to sell life insurance and annuities in the District of Columbia, Guam, and in all states except New York.

Pruco Life is a wholly-owned subsidiary of The Prudential Insurance Company of America ("Prudential"), a mutual insurance company founded in 1875 under the laws of the State of New Jersey. Prudential is currently pursuing reorganizing itself into a stock life insurance company through a process known as "demutualization". On July 1, 1998, legislation was enacted in New Jersey that would permit this conversion to occur and that specified the process for conversion. On December 15, 2000, the Board of Directors adopted a plan of reorganization pursuant to that legislation and authorized management to submit an application to the New Jersey Commissioner of Banking and Insurance for approval of the plan. The application was submitted on March 14, 2001. However, demutualization is a complex process and a number of additional steps must be taken before the demutualization can occur, including a public hearing, voting by qualified policyholders, and regulatory approval. Prudential is planning on completing this process in 2001, but there is no certainty that the demutualization will be completed in this timeframe or that the necessary approvals will be obtained. Also it is possible that after careful review, Prudential could decide not to demutualize or could decide to delay its plans. As a general rule, the plan of reorganization provides that, in order for policies or contracts to be eligible for compensation in the demutualization, they must have been in force on the date the Board of Directors adopted the plan, December 15, 2000. If demutualization does occur, all the guaranteed benefits described in your policy or contract would stay the same.

Pruco Life Variable Appreciable Account

We have established a separate account, the Pruco Life Variable Appreciable Account (the "Account"), to hold the assets that are associated with the Contracts. The Account was established on January 13, 1984 under Arizona law and is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940 ("1940 Act") as a unit investment trust, which is a type of investment company. The Account meets the definition of a "separate account" under the federal securities laws. The Account holds assets that are segregated from all of Pruco Life's other assets.

Pruco Life is also the legal owner of the assets in the Account. Pruco Life will maintain assets in the Account with a total market value at least equal to the reserve and other liabilities relating to the variable benefits attributable to the Account. These assets may not be charged with liabilities which arise from any other business Pruco Life conducts. In addition to these assets, the Account's assets may include funds contributed by Pruco Life to commence operation of the Account and may include accumulations of the charges Pruco Life makes against the Account. From time to time these additional assets will be transferred to Pruco Life's general account. Before making any such transfer, Pruco Life will consider any possible adverse impact the transfer might have on the Account.

The obligations to Contract owners and beneficiaries arising under the Contract are general corporate obligations of Pruco Life.

Currently, you may invest in one or a combination of 13 subaccounts. When you choose a subaccount, we purchase shares of the Series Fund which are held as an investment for that option. We hold these shares in the Account. We may add additional subaccounts in the future. The Account's financial statements begin on page A1.

The Prudential Series Fund, Inc.

The Prudential Series Fund, Inc. (the "Series Fund") is registered under the 1940 Act as an open-end diversified management investment company. Its shares are currently sold only to separate accounts of Prudential and certain other insurers that offer variable life insurance and variable annuity contracts. On October 31, 1986, the Pruco Life Series Fund, Inc., an open-end diversified management investment company, which sold its shares only to separate accounts of Pruco Life and Pruco Life Insurance Company of New Jersey ("Pruco Life of New Jersey"), was merged into the Series Fund. Prior to that date, the Account invested only in shares of Pruco Life Series Fund, Inc. The Account will purchase and redeem shares from the Series Fund at net asset value. Shares will be redeemed to the extent necessary for Pruco Life to provide benefits under the Contracts and to transfer assets from one subaccount to another, as requested by Contract owners. Any dividend or capital gain distribution received from a portfolio of the Series Fund will be reinvested immediately at net asset value in shares of that portfolio and retained as assets of the corresponding subaccount.

The Series Fund has a separate prospectus that is provided with this prospectus. You should read the Series Fund prospectus before you decide to allocate assets to the Series Fund subaccounts. There is no assurance that the investment objectives of the Series Fund portfolios will be met.

Listed below are the available portfolios of the Series Fund and their investment objectives:

o Conservative Balanced Portfolio: The investment objective is a total investment return consistent with a conservatively managed diversified portfolio. The Portfolio invests in a mix of equity securities, debt obligations and money market instruments.

o Diversified Bond Portfolio: The investment objective is a high level of income over a longer term while providing reasonable safety of capital. The Portfolio invests primarily in higher grade debt obligations and high quality money market investments.

o Equity Portfolio: The investment objective is capital appreciation. The Portfolio invests primarily in common stocks of major established corporations as well as smaller companies that offer attractive prospects of appreciation.

o Flexible Managed Portfolio: The investment objective is a total investment return consistent with an aggressively managed diversified portfolio. The Portfolio invests in a mix of equity securities, debt obligations and money market instruments.

o Global Portfolio: The investment objective is long-term growth of capital. The Portfolio invests primarily in common stocks (and their equivalents) of foreign and U.S. companies.

o Government Income Portfolio: The investment objective is a high level of income over the longer term consistent with the preservation of capital. The Portfolio invests primarily in U.S. government securities, including intermediate and long-term U.S. Treasury securities and debt obligations issued by agencies or instrumentalities established by the U.S. government.

o High Yield Bond Portfolio: The investment objective is a high total return. The Portfolio invests primarily in high yield/high risk debt securities.

o Money Market Portfolio: The investment objective is maximum current income consistent with the stability of capital and the maintenance of liquidity. The Portfolio invests in high quality short-term debt obligations that mature in 13 months or less.

o Natural Resources Portfolio: The investment objective is long-term growth of capital. The Portfolio invests primarily in common stocks and convertible securities of natural resource companies and securities that are related to the market value of some natural resource.

o Prudential Jennison Portfolio: The investment objective is to achieve long-term growth of capital. The Portfolio invests primarily in equity securities of major established corporations that offer above average growth prospects.

o Small Capitalization Stock Portfolio: The investment objective is to achieve long-term growth of capital. The Portfolio invests primarily in equity securities of publicly-traded companies with small market capitalizations. The Portfolio attempts to duplicate the price and yield performance of the Standard & Poor's Small Capitalization Index (the "S&P SmallCap 600 Index").

o Stock Index Portfolio: The investment objective is investment results that generally correspond to the performance of publicly-traded common stocks generally. The Portfolio attempts to duplicate the price and yield performance of Standard & Poor's 500 Composite Stock Price Index (the "S&P 500").

o Value Portfolio: The investment objective is capital appreciation. The Portfolio invests primarily in stocks that are trading below their underlying asset value, cash generating ability, and overall earnings and earnings growth.

Prudential Investments Fund Management LLC ("PIFM"), a wholly-owned subsidiary of Prudential, serves as the overall investment adviser for the Series Fund. PIFM will furnish investment advisory services in connection with the management of the Series Fund portfolios under a "manager-of-managers" approach. Under this structure, PIFM is authorized to select (with approval of the Series Fund's independent directors) one or more sub-advisers to handle the actual day-to-day investment management of each Portfolio. PIFM's business address is 100 Mulberry Street, Gateway Center Three, 14th floor, Newark, New Jersey 07102.

Jennison Associates LLC ("Jennison"), also a wholly-owned subsidiary of Prudential, serves as the sole sub-adviser for the Global, the Natural Resources, and the Prudential Jennison Portfolios. Jennison serves as a sub-adviser for a portion of the assets of the Equity and the Value Portfolios. Jennison's business address is 466 Lexington Avenue, New York, New York 10017.

Prudential Investment Management, Inc. ("PIMI"), also a wholly-owned subsidiary of Prudential, serves as the sole sub-adviser for the Conservative Balanced, the Diversified Bond, the Flexible Managed, the Government Income, the High Yield Bond, the Money Market, the Small Capitalization Stock, and the Stock Index Portfolios. PIMI's business address is 751 Broad Street, Newark, New Jersey 07102.

Deutsche Asset Management, Inc. ("Deutsche"), formerly known as Morgan Grenfell, Inc., serves as a sub-adviser for a portion of the assets of the Value Portfolio. It is expected that under normal circumstances Deutsche will manage approximately 25% of the Portfolio. Deutsche is a wholly-owned subsidiary of Deutsche Bank AG. Deutsche's business address is 280 Park Avenue, New York, New York 10017.

GE Asset Management Incorporated ("GEAM"), serves as a sub-adviser for a portion of the assets of the Equity Portfolio. It is expected that under normal circumstances GEAM will manage approximately 25% of the Portfolio. GEAM is a wholly-owned subsidiary of General Electric Corporation. GEAM's business address is 777 Long Ridge Road, Building B, Stamford, Connecticut 06927.

Victory Capital Management ("Victory"), serves as a sub-adviser for a portion of the assets of the Value Portfolio. It is expected that under normal circumstances Victory will manage approximately 25% of the Portfolio. Victory's business address is 127 Public Square, Cleveland, Ohio 44114.

Salomon Brothers Asset Management, Inc. ("Salomon"), serves as a sub-adviser for a portion of the assets of the Equity Portfolio. It is expected that under normal circumstances Salomon will manage approximately 25% of the Portfolio. Salomon is a part of the SSB Citi Asset Management Group, the global asset management arm of Citigroup, Inc. which was formed in 1998 as a result of the merger of Travelers Group and Citicorp, Inc. Salomon's business address is 7 World Trade Center, 38th Floor, New York, New York 10048.

As an investment adviser, PIFM charges the Series Fund a daily investment management fee as compensation for its services. PIFM pays each sub-adviser out of the fee that PIFM receives from the Series Fund. In addition to the investment management fee, each portfolio incurs certain expenses, such as accounting and custodian fees. See Charges and Expenses, page 8.

In the future it may become disadvantageous for both variable life insurance and variable annuity contract separate accounts to invest in the same underlying mutual fund. Neither the companies that invest in the Series Fund nor the Series Fund currently foresees any such disadvantage. The Series Fund's Board of Directors intends to monitor events in order to identify any material conflict between variable life insurance and variable annuity contract owners and to determine what action, if any, should be taken. Material conflicts could result from such things as: (1)changes in state insurance law; (2) changes in federal income tax law; (3) changes in the investment management of any portfolio of the Series Fund; or (4) differences between voting instructions given by variable life insurance and variable annuity contract owners.

Voting Rights

We are the legal owner of the shares in the Series Fund associated with the subaccounts. However, we vote the shares in the Series Fund according to voting instructions we receive from Contract owners. We will mail you a proxy, which is a form you need to complete and return to us to tell us how you wish us to vote. When we receive those instructions, we will vote all of the shares we own on your behalf in accordance with those instructions. We will vote the shares for which we do not receive instructions and shares that we own, in the same proportion as the shares for which instructions are received. We may change the way your voting instructions are calculated if it is required by federal regulation. Should the applicable federal securities laws or regulations, or their current interpretation, change so as to permit Pruco Life to vote shares of the Series Fund in its own right, it may elect to do so.

The Fixed-Rate Option

Because of exemptive and exclusionary provisions, interests in the fixed-rate option under the Contract have not been registered under the Securities Act of 1933 and the general account has not been registered as an investment company under the Investment Company Act of 1940. Accordingly, interests in the fixed-rate option are not subject to the provisions of these Acts, and Pruco Life has been advised that the staff of the SEC has not reviewed the disclosure in this prospectus relating to the fixed-rate option. Any inaccurate or misleading disclosure regarding the fixed-rate option may, however, be subject to certain generally applicable provisions of federal securities laws.

You may choose to allocate, either initially or by transfer, all or part of your Contract Fund to a fixed-rate option. This amount becomes part of Pruco Life's general account. The general account consists of all assets owned by Pruco Life other than those in the Account and in other separate accounts that have been or may be established by Pruco Life. Subject to applicable law, Pruco Life has sole discretion over the investment of the general account assets. Contract owners do not share in the investment experience of those assets. Instead, Pruco Life guarantees that the part of the Contract Fund allocated to the fixed-rate option will accrue interest daily at an effective annual rate that Pruco Life declares periodically, but not less than an effective annual rate of 4%.

Transfers from the fixed-rate option are subject to strict limits. See Transfers, page 15. The payment of any cash surrender value attributable to the fixed-rate option may be delayed up to six months. See When Proceeds are Paid, page 23.

The Pruco Life Variable Contract Real Property Account

The Real Property Account is a separate account of Pruco Life. This account, through a general partnership formed by Prudential and two of its wholly-owned subsidiaries, Pruco Life and Pruco Life of New Jersey, invests primarily in income-producing real property such as office buildings, shopping centers, agricultural land, hotels, apartments or industrial properties. It also invests in mortgage loans and other real estate-related investments, including sale-leaseback transactions. The objectives of the Real Property Account and the Partnership are to preserve and protect capital, provide for compounding of income as a result of reinvestment of cash flow from investments, and provide for increases over time in the amount of such income through appreciation in the asset value.

The Partnership has entered into an investment management agreement with Prudential, under which Prudential selects the properties and other investments held by the Partnership. Prudential charges the Partnership a daily fee for investment management which amounts to 1.25% per year of the average daily gross assets of the Partnership.

A full description of the Real Property Account, its management, policies, restrictions, charges and expenses, investment risks, investment objectives, and all other aspects of the Real Property Account's and the Partnership's operations is contained in the attached prospectus for the Real Property Account. It should be read together with this prospectus by any Contract owner considering the real estate investment option. There is no assurance that the investment objectives of the Real Property Account will be met.

Which Investment Option Should Be Selected?

Historically, for investments held over relatively long periods, the investment performance of common stocks has generally been superior to that of short or long-term debt securities, even though common stocks have been subject to much more dramatic changes in value over short periods of time. Accordingly, the Equity, Global, Natural Resources,

Prudential  Jennison,   Small  Capitalization   Stock,  Stock  Index,  or  Value
Portfolios may be desirable options for Contract owners who are willing to accept such volatility in their Contract values. Each of these equity portfolios involves different investment risks, policies, and programs.

You may prefer the somewhat greater protection against loss of principal (and reduced chance of high total return) provided by the Diversified Bond or Government Income Portfolios. Or, you may want even greater safety of principal and may prefer the Money Market Portfolio or the fixed-rate option, recognizing that the level of short-term rates may change rather rapidly. If you are willing to take risks and possibly achieve a higher total return, you may prefer the
High Yield Bond Portfolio, recognizing that the risks are greater for lower quality bonds with normally higher yields. You may wish to divide your invested premium among two or more of the portfolios. You may wish to obtain diversification by relying on Prudential's judgment for an appropriate asset mix by choosing the Conservative Balanced or Flexible Managed Portfolios. The Real Property Account permits diversification to your investment under the Contract to include an interest in a pool of income-producing real property, and real estate is often considered to be a hedge against inflation.

Your choice should take into account how willing you are to accept investment risks, how your other assets are invested, and what investment results you may experience in the future. You should consult your Pruco Life representative from time to time about choices available to you under the Contract. Pruco Life recommends against frequent transfers among the several options. Experience generally indicates that "market timing" investing, particularly by non-professional investors, is likely to prove unsuccessful.

                    DETAILED INFORMATION FOR CONTRACT OWNERS

Charges and Expenses

This section provides a more detailed description of each charge that is described briefly in the chart on page 1.

In several instances we use the terms "maximum charge" and "current charge." The "maximum charge," in each instance, is the highest charge that Pruco Life is entitled to make under the Contract. The "current charge" is the lower amount that Pruco Life is now charging. If circumstances change, Pruco Life reserves the right to increase each current charge, up to the maximum charge, without giving any advance notice.

All of the charges we make, whether deducted from premiums or from the Contract Fund, are described below:

1. We deduct a charge of $2 from each premium payment to cover the cost of collecting and processing premiums. Thus, if you pay premiums annually, you will incur lower aggregate processing charges than those who pay premiums more frequently. During 2000, 1999, and 1998, Pruco Life received a total of approximately $2,937,000, $1,979,000, and $3,796,000, respectively, in processing charges.

2. We deduct a charge of up to 5% from each premium payment for sales expenses. This charge, often called a "sales load", is deducted to compensate us for the costs of selling the Contracts, including commissions, advertising, and the printing and distribution of prospectuses and sales literature. We will deduct part of this sales load from each premium received in an amount up to 5% of the portion of the premium remaining after the $2 administrative charge has been deducted. We also deduct 5% of each additional premium, whether scheduled or unscheduled. We will deduct the remainder of the sales load only if the Contract is surrendered or stays in default past its days of grace. This second part is called the deferred sales charge. However, we will not deduct the deferred sales charge for Contracts that lapse or are surrendered on or after the Contract's 10th anniversary. The deferred sales charge will be reduced for Contracts that lapse or are surrendered sometime between the eighth month of the sixth year and the 10th anniversary. No deferred sales charge is applicable to the death benefit, no matter when that becomes payable.

     For Contracts under which premiums are payable annually, we will charge the maximum deferred sales charge if the Contract lapses or is surrendered, until the seventh month of the sixth Contract year or an increase in the face amount of insurance. Thereafter, the sales charge will be the maximum charge reduced uniformly until it becomes zero at the end of the 10th
     Contract year. More precisely, the deferred sales charge will be the maximum charge reduced by a factor equal to the number of complete months that have elapsed between the end of the sixth month in the Contract's sixth year and the date of surrender or lapse, divided by 54 (since there are 54 months between that date and the Contract's 10th anniversary). The following table shows illustrative deferred sales load charges that will be made when such Contracts are surrendered or lapse.

--------------------------------------------------------------------------------
                               The Deferred Sales         Which is Equal to the
     For Contracts                Charge Will            Following Percentage of
      Surrendered               be the Following              the Scheduled
      During                      Percentage             Premiums Due to Date of
                               of One Scheduled                 Surrender
                                Annual Premium
--------------------------------------------------------------------------------

Entire Year 1                         25%                         25.00%
Entire Year 2                         30%                         15.00%
Entire Year 3                         35%                         11.67%
Entire Year 4                         40%                         10.00%
Entire Year 5                         45%                          9.00%
First 7 Months of Year 6              45%                          7.50%
First Month of Year 7                 40%                          5.71%
First Month of Year 8                 30%                          3.75%
First Month of Year 9                 20%                          2.22%
First Month of Year 10                10%                          1.00%
First Month of Year 11
       and Thereafter                  0%                          0.00%
--------------------------------------------------------------------------------

     For Contracts under which premiums are payable more frequently than annually, the deferred sales charge will be 25% of the first year's Scheduled Premiums due on or before the date of surrender or lapse and 5% of the Scheduled Premiums for the second through fifth Contract years due on or before the date of surrender or lapse. Thus, for such Contracts the maximum deferred sales charge will also be equal to 9% of the total Scheduled Premiums for the first five Contract years. This amount will be higher in dollar amount than it would have been had premiums been paid annually because the total of the Scheduled Premiums is higher. See Premiums, page 13. To compensate for this, the reduction in the deferred sales charge will start slightly earlier for Contracts under which premiums are paid semi-annually, still earlier if premiums are paid quarterly and even earlier if premiums are paid monthly. The reductions are graded smoothly so that the dollar amount of the deferred sales charge for two persons of the same age, sex, contract size, and Contract Date, will be identical beginning in the seventh month of the sixth Contract year without regard to the frequency at which premiums were paid.

     For purposes of determining the deferred sales charge, the Scheduled Premium is the premium payable for an insured in the preferred rating class, even if the insured is in a higher rated risk class. Moreover, if premiums have been paid in excess of the Scheduled Premiums, the charge is based upon the Scheduled Premiums. If a Contract is surrendered when less than the aggregate amount of the Scheduled Premiums due on or before the date of surrender has been paid, the deferred sales charge percentages will be applied to the premium payments due on or before the fifth anniversary date that were actually paid, whether timely or not, before surrender. During 2000, 1999, and 1998, Pruco Life received a total of approximately $0, $0, and $48,000, respectively, in sales load charges.

     We waive the portion of the sales load deducted from each premium (5% of the portion of the premium remaining after the $2 processing charge has been deducted) for premiums paid after total premiums paid under the Contract exceed five years of Scheduled Premiums on an annual basis. Thus, with respect to a premium paid after that total is reached, only the 2.5% premium tax charge and the $2 processing charge is deducted before the premium is allocated to the Account, fixed-rate option, or the Real Property Account, according to your instructions. We may, on a uniform and non-contractual basis, withdraw or modify this concession, although we do not currently intend to do so. If you elect to increase the face amount of your Contract, the rules governing the non-guaranteed waiver of the 5% front-end sales load will apply separately to the base Contract and the increase, as explained under Increases in Face Amount on page 20.

3. We deduct a charge from each premium payment for state and local premium-based taxes. This charge is equal to 2.5% of the premium remaining after the $2 processing charge has been deducted. (The 7.5% deduction referred to on page 15 is made up of the 5% sales load charge and the 2.5% premium tax charge.) The premium tax charge is Pruco Life's estimate of the average burden of state taxes generally. The rate applies uniformly to all contract owners without regard to state of residence. State premium tax rates vary from jurisdiction to jurisdiction and generally range from 0% to 5% (but in some instances may exceed 5%). Pruco Life may collect more for this charge than it actually pays for premium taxes. During 2000, 1999, and 1998, Pruco Life received a total of approximately $3,719,000, $4,125,000, and $4,694,000, respectively, in charges for payment of state and local premium taxes.

4. On each Monthly date, we reduce the Contract Fund by an expense charge of $2.50 per Contract and up to $0.02 per $1,000 of face amount (excluding the automatic increase under Contracts issued on insureds of 14 years of age or less). Currently, this $0.02 per $1,000 charge will not be greater than $2 per month. We currently waive this $0.02 per $1,000 charge for Contracts issued after June 1, 1987 on a Pru-Matic Plan basis. Thus, for a Contract with the minimum face amount of $60,000, not issued on a Pru-Matic Plan basis, the aggregate amount deducted each year will be $44.40. This charge is to compensate Pruco Life for administrative expenses incurred, among other things, for processing claims, paying cash surrender values, making Contract changes, keeping records, and communicating with Contract owners. We will not make this charge if your Contract becomes paid-up or has been continued in-force, after lapse, as variable reduced paid-up insurance. During 2000, 1999, and 1998, Pruco Life received a total of approximately $13,059,000, $13,813,000, and $12,474,000, respectively, in monthly administrative charges.

5. On each Monthly date, we reduce the Contract Fund by a charge of $0.01 per $1,000 of face amount (excluding the automatic increase under Contracts issued on insureds of 14 years of age or less). We deduct this charge for the risk we assume by guaranteeing that, no matter how unfavorable investment experience may be, the death benefit will never be less than the face amount, provided Scheduled Premiums are paid on or before the due date or during the grace period. We do not make this charge if your Contract becomes paid-up or has been continued in-force, after lapse, as variable reduced paid-up insurance. During 2000, 1999, and 1998, Pruco Life received a total of approximately $246,000, $1,049,000, and $1,649,000, respectively, for this risk charge.

6. On each Monthly date, we deduct a mortality charge from the Contract Fund to cover anticipated mortality costs. When an insured dies, the amount paid to the beneficiary is larger than the Contract Fund and significantly larger if the insured dies in the early years of a Contract. The mortality charges enable Pruco Life to pay this larger death benefit. We determine the charge by multiplying the "net amount at risk" under a Contract (the amount by which the Contract's death benefit, computed as if there were neither riders nor Contract debt, exceeds the Contract Fund) by a rate based upon: (1)the insured's sex (except where unisex rates apply); (2) current attained age; and (3) the anticipated mortality for that class of persons. The maximum rate that Pruco Life may charge is based upon the 1980 CSO Tables. We may determine that a lesser amount than that called for by these mortality tables will be adequate to defray anticipated mortality costs for insureds of particular ages. If this occurs, we may make a lower mortality charge for such persons. We reserve the right to charge full mortality charges based on the applicable 1980 CSO Table, and any lower current mortality charges are not applicable to Contracts in-force pursuant to an option on lapse. See Options on Lapse, page 26. If a Contract has a face amount of at least $100,000 and the insured has met strict underwriting requirements so that the Contract is in-force on a "Select Rating" basis for the particular risk classification, current mortality charges for all ages may be lower still.

     Certain Contracts, for example Contracts issued in connection with tax-qualified pension plans, may be issued on a "guaranteed issue" basis and may have current mortality charges which are different from those mortality charges for Contracts which are individually underwritten. These Contracts with different current mortality charges may be offered to categories of individuals meeting eligibility guidelines determined by Pruco Life.

7. We deduct a charge for assuming mortality and expense risks. We deduct daily from the assets of each of the subaccounts of the Account and/or from the subaccount of the Real Property Account relating to this Contract, a percentage of those assets equivalent to an effective annual rate of 0.60%. The mortality risk assumed is that insureds may live for a shorter period of time than Pruco Life estimated. The expense risk assumed is that expenses incurred in issuing and administering the Contract will be greater than Pruco Life estimated. During 2000, 1999, and 1998, Pruco Life received a total of approximately $19,522,000, $19,654,000, and $19,159,000, respectively, in mortality and expense risk charges. This charge is not assessed against amounts allocated to the fixed-rate option.

8. We deduct an administrative charge of $5 for each $1,000 of face amount of insurance (excluding the automatic increase under Contracts issued on insureds of 14 years of age or less) upon lapse or surrender of the Contract. This charge is made to cover the costs of: (1) processing applications; (2) conducting medical examinations; (3) determining insurability and the insured's risk class; and (4) establishing records relating to the Contract. However, this charge will not be assessed upon issuance of the Contract, nor will it ever be deducted from any death benefit payable under the Contract. Rather, it will be deducted only if the Contract is surrendered or lapses when it is in default past its days of grace, and even then it will not be deducted at all for Contracts that stay in-force through the end of the Contract's 10th anniversary (later if additional insurance is added after issue). And the charge will be reduced for Contracts that lapse or are surrendered before then but after the Contract's fifth anniversary. Specifically, the charge of $5 per $1,000 will be assessed upon
     surrenders  or  lapses   occurring  on  or  before  the  Contract's   fifth
     anniversary. For each additional full month that the Contract stays in-force on a premium paying basis, this charge is reduced by $0.0833 per $1,000 of initial face amount, so that it disappears on the 10th anniversary. During 2000, 1999, and 1998, Pruco Life received a total of approximately $110,000, $221,000, and $684,000, respectively, from surrendered or lapsed Contracts. Additionally, if a Contract has a face amount of at least $100,000 and was issued on other than a Select Rating basis (see item 6, above), the owner may request that the Contract be reclassified to a Select Rating basis. Requests for reclassification to a Select Rating basis may be subject to an underwriting fee of up to $250, but we currently intend to waive that charge if the reclassification is effected concurrently with an increase in face amount.

9. We deduct an administrative processing charge, in connection with each withdrawal of cash surrender value, which is the lesser of: (a) $15; and
     (b) 2% of each withdrawal amount. See Withdrawal of Excess Cash Surrender Value, page 19.

10. If the Contract includes riders, we make monthly deductions from the Contract Fund for charges applicable to those riders. A deduction will also be made if the rating class of the insured results in an extra charge.

11. An investment advisory fee is deducted daily from each portfolio at a rate, on an annualized basis, from 0.35% for the Stock Index Portfolio to 0.75% for the Global Portfolio. The expenses incurred in conducting the investment operations of the portfolios (such as custodian fees and preparation and distribution of annual reports) are paid out of the portfolio's income. These expenses also vary from portfolio to portfolio.

     The total expenses of each portfolio for the year ended December 31, 2000, expressed as a percentage of the average assets during the year, are shown below:

--------------------------------------------------------------------------------
                            Total Portfolio Expenses
--------------------------------------------------------------------------------
                                 Investment               Total
                 Portfolio        Advisory    Other    Contractual  Total Actual
                                    Fee      Expenses    Expenses     Expenses*
--------------------------------------------------------------------------------
Conservative Balanced              0.55%       0.05%       0.60%        0.40%
Diversified Bond                   0.40%       0.05%       0.45%         040%
Equity                             0.45%       0.04%       0.49%        0.40%
Flexible Managed                   0.60%       0.04%       0.64%        0.40%
Global                             0.75%       0.10%       0.85%        0.85%
Government Income                  0.40%       0.07%       0.47%        0.47%
High Yield Bond                    0.55%       0.05%       0.60%        0.60%
Money Market                       0.40%       0.04%       0.44%        0.40%
Natural Resources                  0.45%       0.13%       0.58%        0.58%
Prudential Jennison                0.60%       0.04%       0.64%        0.64%
Small Capitalization Stock         0.40%       0.08%       0.48%        0.48%
Stock Index                        0.35%       0.04%       0.39%        0.39%
Value                              0.40%       0.05%       0.45%        0.45%
--------------------------------------------------------------------------------

* Some investment management fees and expenses charged to the Series Fund may be higher than those that were previously charged to the Pruco Life Series Fund, Inc. (0.40%), in which the Account previously invested. Pruco Life currently makes payments to the following five subaccounts so that the portfolio expenses indirectly borne by a Contract owner investing in the Conservative Balanced, Diversified Bond, Equity, Flexible Managed, and Money Market Portfolios will not exceed 0.40%. No such offset will be made with respect to the remaining portfolios, which had no counterparts in the Pruco Life Series Fund, Inc.

The earnings of the Account are taxed as part of the operations of Pruco Life. Currently, no charge is being made to the Account for Pruco Life's federal income taxes. We will review the question of a charge to the Account for Pruco Life's federal income taxes periodically. Such a charge may be made in the future for any federal income taxes that would be attributable to the Contracts.

Under current laws, Pruco Life may incur state and local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant and they are not charged against the Contracts or the Account. If there is a material change in applicable state or local tax laws, the imposition of any such taxes upon Pruco Life that are attributable to the Account may result in a corresponding charge against the Account.

The investment management fee and other expenses charged against the Real Property Account are described in the attached prospectus for that investment option.

Requirements for Issuance of a Contract

As of May 1, 1992, Pruco Life no longer offered these Contracts for sale. Generally, the minimum initial guaranteed death benefit was $60,000. However, higher minimums are applied to insureds over the age of 75. Insureds 14 years of age or less could apply for a minimum initial guaranteed death benefit of $40,000. The Contract was generally issued on insureds below the age of 81. Before issuing any Contract, Pruco Life required evidence of insurability which may have included a medical examination. Non-smokers who met preferred underwriting requirements were offered the most favorable premium rate. A higher premium is charged if an extra mortality risk is involved. Certain classes of Contracts, for example a Contract issued in connection with a tax-qualified pension plan, may have been issued on a "guaranteed issue" basis and may have a lower minimum initial death benefit than a Contract which was individually underwritten. These are the current underwriting requirements. We reserve the right to change them on a non-discriminatory basis.

Short-Term Cancellation Right or "Free-Look"

Generally, a Contract may be returned for a refund within 10 days after it is received by the Contract owner, within 45 days after Part I of the application for insurance is signed or within 10 days after Pruco Life mails or delivers a Notice of Withdrawal Right, whichever is latest. Some states allow a longer period of time during which a Contract may be returned for a refund. A refund can be requested by mailing or delivering the Contract to the representative who sold it or to the Home Office specified in the Contract. A Contract returned according to this provision shall be deemed void from the beginning. The Contract owner will then receive a refund of all premium payments made, plus or minus any change due to investment experience. However, if applicable law so requires, the Contract owner who exercises his or her short-term cancellation right will receive a refund of all premium payments made, with no adjustment for investment experience.

Contract Forms

Two forms of the Contract were available. The Scheduled Premium for the Contract was the same for a given insured, regardless of which Contract Form you chose. Contract Form A has a death benefit equal to the initial face amount of insurance. The death benefit of a Form A Contract does not vary with the investment performance of the investment options you selected, unless the Contract becomes paid-up or, under a revised version of the Contract, unless the death benefit is increased to ensure that the Contract meets the Internal Revenue Code's definition of life insurance. See How a Contract's Death Benefit Will Vary, page 17. Favorable investment results on the assets related to the Contract and greater than Scheduled Premiums will generally result in increases in the cash surrender value. See How a Contract's Cash Surrender Value Will Vary, page 16.

Contract Form B also has an initial face amount of insurance but favorable investment performance and greater than Scheduled Premiums generally result in an increase in the death benefit and, over time, in a lesser increase in the cash surrender value than under the Form A Contract. See How a Contract's Cash Surrender Value Will Vary, page 16 and How a Contract's Death Benefit Will Vary, page 17. Unfavorable investment performance will result in decreases in the death benefit (but never below the face amount stated in the Contract) and in the cash surrender value.

Both Form A and Form B Contracts covering insureds of 14 years of age or less contain a special provision providing that the face amount of insurance will automatically be increased, on the Contract anniversary after the insured's 21st birthday, to 150% of the initial face amount, so long as the Contract is not then in default. This new face amount becomes the new guaranteed minimum death benefit. The death benefit will also usually increase, at the same time, by the same dollar amount. In certain circumstances, however, it may increase by a smaller amount. See When a Contract Becomes Paid-Up, page 18 and How a Contract's Death Benefit Will Vary, page 17. This increase in death benefit will also generally increase the net amount at risk under the Contract, thus increasing the mortality charge deducted each month from amounts invested under the Contract. See item 6 under Charges and Expenses, page 8. The automatic increase in the face amount of insurance may affect the level of future premium payments you can make without causing the Contract to be classified as a Modified Endowment Contract. See Tax Treatment of Contract Benefits, page 27. You should consult your tax adviser and Pruco Life representative before making unscheduled premium payments.

Contract owners of Form A Contracts should note that a withdrawal may result in a portion of the surrender charge being deducted from the Contract Fund. Furthermore, a Contract owner with a minimum face amount Form A Contract cannot make withdrawals. Contract owners of Form B Contracts will not incur a surrender charge for a withdrawal and are not restricted if they purchased a minimum size Contract. See Withdrawal of Excess Cash Surrender Value, page 19.

Under the original versions of these Contracts, there are other distinctions between the Contract Forms. Contract Form A will become paid-up more rapidly than a comparable Form B Contract. But Contract owners of Form A Contracts should be aware that since premium payments and favorable investment experience do not increase the death benefit, unless the Contract has become paid-up, the beneficiary will not benefit from the possibility that the Contract will have a large cash surrender value at the time of the insured's death.

Under a revised version of the Contract that was made available beginning in September 1986, in jurisdictions where it is approved, the Contract will never become paid-up. Instead, the death benefit under these revised Contracts is always at least as great as the Contract Fund divided by the net single premium. See How a Contract's Death Benefit Will Vary, page 17. Thus, instead of becoming paid-up, the Contract's death benefit will always be large enough to meet the Internal Revenue Code's definition of life insurance. Whenever the death benefit is determined in this way, Pruco Life reserves the right to refuse to accept further premium payments, although in practice the payment of at least Scheduled Premiums will be allowed.

Contract Date

The Contract Date will ordinarily be the later of the application date and the medical examination date. Under certain circumstances, we allowed the Contract to be back-dated, but only to a date not earlier than six months prior to the application date. This may be advantageous for some Contract owners as a lower issue age may result in lower current charges. For a Contract that is backdated, we will credit the initial premium as of the date of receipt and will deduct any charges due on or before that date.

Premiums

Scheduled Premiums on the Contract are payable during the insured's lifetime on an annual, semi-annual, quarterly or monthly basis on due dates set forth in the Contract. If you pay premiums more often than annually, the aggregate annual premium will be higher to compensate Pruco Life both for the additional processing costs (see item 1 under Charges and Expenses, page 8) and for the loss of interest (computed generally at an annual rate of 8%) incurred because premiums are paid throughout rather than at the beginning of each Contract year. The premium amount depends on the Contract's initial death benefit and the insured's age at issue, sex (except where unisex rates apply), and risk classification. If you pay premiums other than monthly, we will notify you about three weeks before each due date, that a premium is due. If you pay premiums monthly, we will send to you each year a book with 12 coupons that will serve as a reminder. You may change the frequency of premium payments with Pruco Life's consent.

You may elect to have monthly premiums paid automatically under the "Pru-Matic Premium Plan" by pre-authorized transfers from a bank checking account. Currently, Contract owners selecting the Pru-Matic Premium Plan on Contracts issued after June 1, 1987 will have reduced current monthly expense charges. See item 4 under Charges and Expenses, page 8. You may also be eligible to have monthly premiums paid by pre-authorized deductions from an employer's payroll.

Each Contract sets forth two premium amounts. The initial premium amount is payable on the Contract Date (the date the Contract was issued, as noted in each individual Contract) and on each subsequent due date until the Contract's anniversary immediately following the insured's 65th birthday (or until the Contract's tenth anniversary, if that is later). The second and higher premium amount set forth in the Contract is payable on and after that anniversary (the "premium change date"). However, if the amount invested under the Contract, net of any excess premiums, is higher than it would have been had only Scheduled Premiums been paid, had maximum contractual charges been deducted, and had only an average net rate of return of 4% been earned, then the second premium amount will be lower than the maximum amount stated in the Contract. Under the original version of the Contracts, if investment experience has been favorable enough, the Contract may become paid-up before or by the premium change date. We reserve the right not to accept any further premium payments on a paid-up Contract. We will tell you what the amount of your second premium will be.

The Contracts include a premium change date, with Scheduled Premiums potentially increasing after that date to a second premium amount. Thus, you are provided with both the flexibility to pay lower initial Scheduled Premiums and a guarantee of lifetime insurance coverage, if all Scheduled Premiums are paid. The tables on pages T1 through T4 show how the second premium amount compares with the first premium amount under Contracts and for different hypothetical investment results.

The following table shows, for two face amounts, representative initial preferred rating and standard rating annual premium amounts under either Form A or Form B Contracts issued on insureds who are not substandard risks:

--------------------------------------------------------------------------------
                          $60,000 Face Amount            $100,000 Face Amount
                       ---------------------------------------------------------
                        Preferred     Standard          Preferred    Standard
--------------------------------------------------------------------------------
Male, age
35                       $554.80      $669.40            $902.00     $1,093.00
at issue
--------------------------------------------------------------------------------
Female, age
45                       $698.80      $787.60           $1,142.00    $1,290.00
at issue
--------------------------------------------------------------------------------
Male, age
55                      $1,556.20    $1,832.20          $2,571.00    $3,031.00
at issue
--------------------------------------------------------------------------------

The following table compares annual and monthly premiums for insureds who are in the preferred rating class. Note that in these examples the sum of 12 monthly premiums for a particular Contract is approximately 105% to 109% of the annual premium for that Contract.

--------------------------------------------------------------------------------
                           $60,000 Face Amount            $100,000 Face Amount
                       ---------------------------------------------------------
                           Monthly      Annual            Monthly      Annual
--------------------------------------------------------------------------------
Male, age
35                          $50.00      $554.80            $80.00      $902.00
at issue
--------------------------------------------------------------------------------
Female, age
45                          $62.60      $698.80           $101.00     $1,142.00
at issue
--------------------------------------------------------------------------------
Male, age
55                         $136.40     $1,556.20          $224.00     $2,571.00
at issue
--------------------------------------------------------------------------------

You may select a higher contemplated premium than the Scheduled Premium. We will bill you for the chosen premium. In general, the regular payment of higher premiums will result in higher cash surrender values and, at least under Form B, in higher death benefits. Under the original version of the Contracts, such payments may also provide a means of obtaining a paid-up Contract earlier than if only Scheduled Premiums are paid.

In some cases the payment of greater than Scheduled Premiums or favorable investment experience may result in the Contract becoming paid-up so that no further premium payments will be necessary. If this happens, Pruco Life may refuse to accept any further premium payments. If a Contract becomes paid-up, the death benefit then in-force becomes the guaranteed minimum death benefit; apart from this guarantee, the death benefit and the cash surrender value of the paid-up Contract will thereafter vary daily to reflect the investment experience of amounts invested under the Contract. Contracts sold beginning in September 1986 in jurisdictions where all necessary approvals have been obtained will no longer become paid-up. Instead, the death benefit will be increased so that it is always at least as great as the Contract Fund divided by the net single premium for the insured's attained age at such time. See How a Contract's Death Benefit Will Vary, page 17. The term "Contract Fund" refers generally to the total amount invested under the Contract and is defined under Charges and Expenses on page 8. The term "net single premium," the factor which determines how much the death benefit will increase for a given increase in the Contract Fund, is defined and illustrated under item 2 of How a Contract's Death Benefit Will Vary on page 17. Whenever the death benefit is determined in this way, Pruco Life reserves the right to refuse to accept further premium payments, although in practice the payment of the lesser of two years' Scheduled Premiums or the average of all premiums paid over the last five years will generally be allowed.

The payment of premiums substantially in excess of Scheduled Premiums may cause the Contract to be classified as a Modified Endowment Contract. If this happens, loans and other distributions which otherwise would not be taxable events may be subject to federal income taxation. See Tax Treatment of Contract Benefits, page 27.

Allocation of Premiums

The initial premium, after we deduct applicable charges, is allocated among the subaccounts, the fixed-rate option or the Real Property Account on the Contract Date, according to the desired allocation specified in the application form. The invested portion of all subsequent premiums, are placed in the selected investment option[s] on the date of receipt at a Home Office. A $2 per payment processing charge and a deduction of up to 7.5% to cover certain charges apply to all subsequent premium payments. The remainder will be invested as of the end of the valuation period in which it is received at a Home Office in accordance with the allocation you previously designated. The "valuation period" means the period of time from one determination of the value of the amount invested in a subaccount to the next. Such determinations are made when the net asset values of the portfolios of the Series Fund are calculated, which is generally at 4:00 p.m. Eastern time on each day during which the New York Stock Exchange is open.

Provided the Contract is not in default, you may change the way in which subsequent premiums are allocated by giving written notice to a Home Office or by telephoning a Home Office, provided you are enrolled to use the Telephone Transfer System. There is no charge for reallocating future premiums among the investment options. If any portion of a premium is allocated to a particular subaccount, to the fixed-rate option or to the Real Property Account, that portion must be at least 10% on the date the allocation takes effect. All percentage allocations must be in whole numbers. For example, 33% can be selected but 33"% cannot. Of course, the total allocation of all selected investment options must equal 100%.

Dollar Cost Averaging

Under the Dollar Cost Averaging ("DCA") feature, either fixed dollar amounts or a percentage of the amount you designate under the DCA option will be transferred periodically from the DCA Money Market subaccount into other subaccounts available under the Contract, excluding the Money Market subaccount and the fixed-rate option, but including the Real Property Account. Automatic monthly transfers must be at least 3% of the amount allocated to the DCA account and must be a minimum of $20 transferred into any one investment option. These amounts are subject to change at Pruco Life's discretion. The minimum transfer amount will only be recalculated if the amount designated for transfer is increased.

Currently, the amount initially designated to DCA must be at least $2,000. This minimum is subject to change at Pruco Life's discretion. Subject to the limitations on premium payments and transfers, you may allocate or transfer amounts to the DCA account after DCA has been established and as long as the DCA account has a positive balance. In addition, if you pay premiums on an annual or semi-annual basis and you have already established DCA, the premium allocation instructions may include an allocation of all or a portion of all your premium payments to the DCA account.

Each automatic monthly transfer will take effect as of the end of the valuation period on the Monthly Date (i.e. the Contract Date and the same date in each subsequent month), provided the New York Stock Exchange ("NYSE") is open on that date. If the NYSE is not open on the Monthly Date, the transfer will take effect as of the end of the valuation period on the next day that the NYSE is open. If the Monthly Date does not occur in a particular month (e.g., February 30), the transfer will take effect as of the end of the valuation period on the last day of that month that the NYSE is open. Automatic monthly transfers will continue until the balance in the DCA account reaches zero, or until the Contract owner gives notification of a change in allocation or cancellation of the feature. If the Contract has outstanding premium allocation to the DCA account, but the DCA option has previously been canceled, premiums allocated to the DCA account will be allocated to the Money Market subaccount. Currently, there is no charge for using the DCA feature.

Transfers

If the Contract is not in default, or if the Contract is in-force as variable reduced paid-up insurance (see Options on Lapse, page 26), you may, up to four times in each Contract year, transfer amounts from one subaccount to another subaccount, to the fixed-rate option or to the Real Property Account. Currently, you may make additional transfers with our consent without charge. All or a portion of the amount credited to a subaccount may be transferred.

Transfers among subaccounts will take effect as of the end of the valuation period in which a proper transfer request is received at a Home Office. The request may be in terms of dollars, such as a request to transfer $10,000 from one subaccount to another, or may be in terms of a percentage reallocation among subaccounts. In the latter case, as with premium reallocations, the percentages must be in whole numbers. You may transfer amounts by proper written notice to a Home Office or by telephone, provided you are enrolled to use the Telephone
Transfer System. You will automatically be enrolled to use the Telephone Transfer System unless the Contract is jointly owned or if you elect not to have this privilege. Telephone transfers may not be available on Contracts that are assigned, see Assignment, page 30, depending on the terms of the assignment.

We will use reasonable procedures, such as asking you to provide certain personal information provided on your application for insurance, to confirm that instructions given by telephone are genuine. We will not be held liable for following telephone instructions that we reasonably believe to be genuine. Pruco Life cannot guarantee that you will be able to get through to complete a telephone transfer during peak periods such as periods of drastic economic or market change.

Only one transfer from the fixed-rate option will be permitted during each Contract year and only during the 30-day period beginning on the Contract anniversary. The maximum amount which may be transferred out of the fixed-rate option each year is the greater of: (a) 25% of the amount in the fixed-rate option, and (b) $2,000. Such transfer requests received prior to the Contract anniversary will be effected on the Contract anniversary. Transfer requests received within the 30-day period beginning on the Contract anniversary will be effected as of the end of the valuation period in which a proper transfer request is received at a Home Office. Pruco Life may change these limits in the future. Transfers to and from the Real Property Account are subject to restrictions described in the attached prospectus for the Real Property Account.

We may, on a non-discriminatory basis, permit the owner of an Appreciable Life insurance policy issued by Pruco Life (this fixed-benefit policy is briefly described under Right to Exchange a Contract for a Fixed-Benefit Insurance Policy on page 27) to exchange his or her policy for a comparable Variable Appreciable Life Contract with the same Contract Date, Scheduled Premiums, and Contract Fund without charge.

The Contract was not designed for professional market timing organizations, other organizations, or individuals using programmed, large, or frequent transfers. A pattern of exchanges that coincides with a "market timing" strategy may be disruptive to the subaccounts or to the disadvantage of other contract owners. If such a pattern were to be found, we may modify your right to make transfers by restricting the number, timing, and amount of transfers. We also reserve the right to prohibit transfer requests made by an individual acting under a power of attorney on behalf of more than one contract owner.

Reduction of Charges for Concurrent Sales to Several Individuals

We may reduce the sales charges and/or other charges on individual Contracts sold to members of a class of associated individuals, or to a trustee, employer or other entity representing a class, where it is expected that such multiple sales will result in savings of sales or administrative expenses. Pruco Life determines both the eligibility for such reduced charges, as well as the amount of such reductions, by considering the following factors:

(1)  the number of individuals;

(2) the total amount of premium payments expected to be received from these Contracts;

(3) the nature of the association between these individuals, and the expected persistency of the individual Contracts;

(4) the purpose for which the individual Contracts are purchased and whether that purpose makes it likely that expenses will be reduced; and

(5) any other circumstances which we believe to be relevant in determining whether reduced sales or administrative expenses may be expected.

Some of the reductions in charges for these sales may be contractually guaranteed; other reductions may be withdrawn or modified by Pruco Life on a uniform basis. Pruco Life's reductions in charges for these sales will not be unfairly discriminatory to the interests of any individual Contract owners.

How a Contract's Cash Surrender Value Will Vary

Your Contract has a cash surrender value which may be obtained while the insured is living by surrender of the Contract. Unlike traditional fixed-benefit whole-life insurance, however, a Contract's cash surrender value is not known in advance because it varies daily with the investment performance of the subaccount[s] and/or Real Property Account in which the Contract participates.

On the Contract Date, the Contract Fund value is the invested portion of the initial premium less the first monthly deductions. This amount is placed in the investment option[s] designated by the owner. Thereafter, the Contract Fund value changes daily, reflecting increases or decreases in:

(1) the value of the securities in which the assets of the subaccount[s] have been invested;

(2) the investment performance of the Real Property Account if that option has been selected;

(3)  interest credited on amounts allocated to the fixed-rate option;

(4) the daily asset charge for mortality and expense risk equal to 0.001639% of the assets of the subaccount[s] of the Account; and

(5)  the subaccount of the Real Property Account relating to this Contract.

The Contract Fund value also changes to reflect the receipt of additional premium payments and the monthly deductions described in the preceding section.

A Contract's cash surrender value on any date will be the Contract Fund value reduced by the deferred sales and administrative charges, if any, and any Contract debt. Upon request, Pruco Life will tell a Contract owner the cash surrender value of his or her Contract. It is possible that the cash surrender value of a Contract could decline to zero because of unfavorable investment experience, even if a Contract owner continues to pay Scheduled Premiums when due.

If the net investment return in the selected investment option[s] is greater than 4%, the Contract Fund and cash surrender value for a Form B Contract can be expected to be less than the Contract Fund and cash surrender value for a Form A Contract with identical premiums and investment experience. This is because the monthly mortality charges under the Form B Contract will be higher to compensate for the higher amount of insurance.

The tables on pages T1 through T4 of this prospectus illustrate what the cash surrender values would be for representative Contracts, assuming uniform hypothetical investment results in the selected Series Fund portfolio[s], and also provide information about the aggregate Scheduled Premiums payable under those Contracts. Also illustrated is what the death benefit would be under Form B Contracts given the stated assumptions. The tables also show the premium amount that would be required on the premium change date to guarantee the Contract against lapse regardless of investment performance for each illustrated Contract under each of the assumed investment returns.

How a Contract's Death Benefit Will Vary

As described earlier, there are two forms of the Contract, Form A and Form B. Moreover, in September 1986 Pruco Life began issuing revised versions of both Form A and Form B Contracts. The primary difference between the original Contract and the revised Contract is that the original Contract may become paid-up, while the death benefit under the revised Contract operates differently and will not become paid-up.

1.   Original Contracts:

     (A) If a Form A Contract is chosen, the death benefit will not vary (except for Contracts issued on insureds of age 14 or less, see Requirements for Issuance of a Contract on page 12) regardless of the payment of additional premiums or the investment results of the selected investment options, unless the Contract becomes paid-up. See When a Contract Becomes Paid-Up, page 18. The death benefit does reflect a deduction for the amount of any Contract debt. See Contract Loans, page 25.

     (B) If a Form B Contract is chosen, the death benefit will vary with investment experience and premium payments. Assuming no Contract debt, the death benefit under a Form B Contract will, on any day, be equal to the face amount of insurance plus the amount (if any) by which the Contract Fund value exceeds the applicable "Tabular Contract Fund Value" for the Contract. The "Tabular Contract Fund Value" for each Contract year is an amount that is slightly less than the Contract Fund value that would result as of the end of such year if:

          (1)  you paid only Scheduled Premiums;

          (2)  you paid Scheduled Premiums when due;

          (3) your selected investment options earned a net return at a uniform rate of 4% per year;

          (4)  we deducted full mortality charges based upon the 1980 CSO Table;

          (5)  we deducted maximum sales load and expense charges; and

          (6)  there was no Contract debt.

Each Contract contains a table that sets forth the Tabular Contract Fund Value as of the end of each of the first 20 years of the Contract. Tabular Contract Fund Values between Contract anniversaries are determined by interpolation.

Thus, under a Form B Contract with no Contract debt, the death benefit will equal the face amount if the Contract Fund equals the Tabular Contract Fund Value. If, due to investment results greater than a net return of 4%, or to greater than Scheduled Premiums, or to lesser than maximum charges, the Contract Fund value is a given amount greater than the Tabular Contract Fund Value, the death benefit will be the face amount plus that excess amount. If, due to investment results less favorable than a net return of 4%, the Contract Fund value is less than the Tabular Contract

Fund Value, and the Contract nevertheless remains in-force because Scheduled Premiums have been paid, the death benefit will not fall below the initial face amount stated in the Contract. The death benefit will also reflect a deduction for the amount of any Contract debt. See Contract Loans, page 25. Any unfavorable investment experience must subsequently be offset before favorable investment results or greater than Scheduled Premiums will increase the death benefit.

You may also increase or decrease the face amount of your Contract, subject to certain conditions. See Increases in Face Amount, page 20 and Decreases in Face Amount, page 22.

2.   Revised Contracts:

Under  the  revised   Contracts   issued  since   September   1986  in  approved
jurisdictions, the death benefit will be calculated as follows:

     (A) Under a Form A Contract, the death benefit will be the greater of (1) the face amount; or (2) the Contract Fund divided by the net single premium per $1 of death benefit at the insured's attained age on that date. In other words, the second alternative ensures that the death benefit will not be less than the amount of life insurance that could be provided for an invested single premium amount equal to the amount of the Contract Fund.

     (B) Under a Form B Contract, the death benefit will be the greater of (1) the face amount plus the excess, if any, of the Contract Fund over the Tabular Contract Fund Value; or (2) the Contract Fund divided by the net single premium per $1 of death benefit at the insured's attained age on that date. Thus, under the revised Contracts, the death benefit may be increased based on the size of the Contract Fund and the insured's attained age and sex. This ensures that the Contract will satisfy the Internal Revenue Code's definition of life insurance. The net single premium is used only in the calculation of the death benefit, not for premium payment purposes. The following is a table of illustrative net single premiums for $1 of death benefit.

-------------------------------------      -------------------------------------
                         Increase in                                Increase in
  Male     Net Single     Insurance         Female    Net Single     Insurance
Attained    Premium     Amount Per $1      Attained    Premium     Amount Per $1
  Age                    Increase in         Age                    Increase in
                          Contract                                   Contract
                            Fund                                       Fund
-------------------------------------      -------------------------------------
   5        .09884         $10.12              5       .08198         $12.20
  25        .18455         $ 5.42             25       .15687         $ 6.37
  35        .25596         $ 3.91             35       .21874         $ 4.57
  55        .47352         $ 2.11             55       .40746         $ 2.45
  65        .60986         $ 1.64             65       .54017         $ 1.85
-------------------------------------      -------------------------------------

Whenever the death benefit is determined in this way, Pruco Life reserves the right to refuse to accept further premium payments, although in practice the payment of the average of all premiums paid over the last five years will generally be allowed.

You may also increase or decrease the face amount of your Contract, subject to certain conditions. See Increases in Face Amount, page 20 and Decreases in Face Amount, page 22.

When a Contract Becomes Paid-Up

Under the original Contracts, it is possible that favorable investment experience, either alone or with greater than Scheduled Premium payments, will cause the Contract Fund to increase. The Contract Fund may increase to the point where no further premium payments are necessary to provide for the then existing death benefit for the remaining life of the insured. If this should occur, Pruco Life will notify the owner that no further premium payments are needed. We reserve the right to refuse to accept further premiums after the Contract becomes paid-up. The purchase of an additional fixed benefit rider may, in some cases, affect the point at which the Contract becomes paid-up. See Riders, page
30. The revised Contracts will not become paid-up.

We guarantee that the death benefit of a paid-up Contract then in-force will not be reduced by the investment experience of the investment options in which the Contract participates. The cash surrender value of a paid-up Contract continues to vary daily to reflect investment experience and monthly to reflect continuing mortality charges, but the other monthly deductions (see items 4 and 5 under Charges and Expenses, page 8 ) will not be made. The death benefit of a paid-up Contract on any day (whether the Contract originally was Form A or Form B) will be equal to the amount of paid-up insurance that can be purchased with the Contract Fund on that day, but never less than the guaranteed minimum amount.

As noted earlier, Contracts issued on insureds of 14 years of age or less include a special provision under which the face amount of insurance increases automatically to 150% of the initial face amount on the Contract anniversary after the insured reaches the age of 21. If a Contract becomes paid-up prior to that anniversary, Pruco Life will, instead of declaring the Contract to be paid-up, increase the death benefit by the amount necessary to keep the Contract in-force as a premium paying Contract. If this should occur, the increase in the death benefit on the Contract anniversary after the insured reaches the age of 21 will be smaller in dollar amount, than the increase in the face amount of insurance.

Flexibility as to Payment of Premiums

A significant feature of this Contract is that it permits the owner to pay greater than Scheduled Premiums. Conversely, payment of a Scheduled Premium need not be made if the Contract Fund is large enough to pay the charges due under the Contract without causing the Contract to lapse. See Lapse and Reinstatement, page 22. In general, we will accept any premium payment if the payment is at least $25. Pruco Life does reserve the right, however, to limit unscheduled premiums to a total of $10,000 in any Contract year; to refuse to accept premiums once a Contract becomes paid-up; and to refuse to accept premiums that would immediately result in more than a dollar-for-dollar increase in the death benefit. The flexibility of premium payments provides Contract owners with different opportunities under the two forms of Contract. Greater than scheduled payments under an original version Form A Contract increase the Contract Fund and make it more likely that the Contract will become paid-up. Greater than scheduled payments under an original version Form B Contract increase both the Contract Fund and the death benefit, but it is less likely to become paid-up than a Form A Contract on which the same premiums are paid. For all Contracts, the privilege of making large or additional premium payments offers a way of investing amounts which accumulate without current income taxation.

There may, however, be a disadvantage if you make premium payments substantially in excess of Scheduled Premiums. Such payments may cause the Contract to be classified as a Modified Endowment Contract. The federal income tax laws, discussed more fully under Tax Treatment of Contract Benefits, page 27, may impose an income tax, as well as a penalty tax, upon distributions to contract owners under life insurance contracts that are classified as Modified Endowment Contracts. You should consult your own tax adviser and Pruco Life representative before making a large premium payment.

Surrender of a Contract

You may surrender your Contract, in whole or in part, for its cash surrender value or a fixed reduced paid-up insurance benefit while the insured is living. Partial surrender involves splitting the Contract into two Contracts. One is surrendered for its cash surrender value; the other is continued in-force on the same terms as the original Contract except that premiums and cash surrender values will be proportionately reduced. The reduction is based upon the face amount of insurance. The Contract's face amount of insurance must be at least equal to the minimum face amount applicable to the insured's Contract. See Requirements for Issuance of a Contract, page 12. For paid-up Contracts, both the death benefit and the guaranteed minimum death benefit will be reduced. The death benefit immediately after the partial withdrawal must be at least equal to the minimum face amount applicable to the insured's Contract.

To surrender a Contract, in whole or in part, you must deliver or mail the Contract with a written request in a form that meets Pruco Life's needs, to a Home Office. The cash surrender value of a surrendered or partially surrendered Contract (taking into account the deferred sales and administrative charges, if any) will be determined as of the date such request is received in a Home Office. Surrender of all or part of a Contract may have tax consequences. See Tax Treatment of Contract Benefits, page 27.

Withdrawal of Excess Cash Surrender Value

You may surrender your Contract, in whole or in part, for its cash surrender value. This is available only before the Contract becomes paid up and avoids splitting the Contract into two Contracts. You may make a partial withdrawal only if the following conditions are satisfied. The basic limiting condition is that you may make a withdrawal only to the extent that the cash surrender value plus any Contract loan exceeds the applicable tabular cash surrender value. (The "tabular cash surrender value" refers to the Tabular Contract Fund Value minus any applicable surrender charges.) But because this excess over the applicable tabular cash surrender value may be made up in part by an outstanding Contract loan, there is a further condition that the amount withdrawn may not be larger than an amount sufficient to reduce the cash surrender value to zero. The amount withdrawn must be at least $2,000 under a Form A Contract and at least $500 under a Form B Contract. You may make no more than four withdrawals in a Contract year, and there is a fee equal to the lesser of $15 or 2% for each withdrawal. You may only repay an amount withdrawn as a scheduled or unscheduled premium, which is subject to the Contract charges. Upon request, we will tell you how much you may withdraw. Withdrawal of part of the cash surrender value may have tax consequences. See Tax Treatment of Contract Benefits, page 27.

Whenever a partial withdrawal is made, the death benefit payable will immediately be reduced, generally by the amount of the withdrawal. This will not change the guaranteed minimum amount of insurance under a Form B Contract (i.e., the face amount) or the amount of the Scheduled Premium that will be payable thereafter on such a Contract. Under a Form A Contract, however, the guaranteed minimum amount of insurance will be reduced by the amount of the partial withdrawal. A partial withdrawal will not be permitted under a Form A Contract if it would result in a new face amount less than the minimum face amount applicable to the insured's Contract. See Requirements for Issuance of a Contract, page 12. It is important to note, however, that if the face amount is decreased, the Contract might be classified as a Modified Endowment Contract. See Tax Treatment of Contract Benefits, page 27. Before making any withdrawal which causes a decrease in face amount, you should consult your tax adviser and Pruco Life representative. In addition, the amount of the Scheduled Premiums due thereafter under a Form A Contract will be reduced to reflect the lower face amount of insurance. Since a withdrawal under a Form A Contract results in a decrease in the face amount of insurance, the Contract Fund may be reduced, not only by the amount withdrawn but also by a proportionate part of any applicable surrender charges, based upon the percentage reduction in face amount. We will send replacement Contract pages showing the new face amount, new tabular values and, if applicable, a new table of surrender charges to owners of a Form A Contract who make a partial withdrawal.

Withdrawal of part of the cash surrender value increases the risk that the Contract Fund may be insufficient to provide for benefits under the Contract. If such a withdrawal is followed by unfavorable investment experience, the Contract may lapse even if Scheduled Premiums continue to be paid when due. This is because, Pruco Life treats withdrawals as a return of premium for purposes of determining whether a lapse has occurred. Withdrawals from paid up Contracts may result in an increased mortality charge.

Increases in Face Amount

You may increase the amount of your insurance by increasing the face amount of the Contract (which is also the guaranteed minimum death benefit), subject to state approval and underwriting requirements determined by Pruco Life. An increase in face amount is in many ways similar to the purchase of a second Contract. It differs in the following respects:

     (1) the minimum permissible increase is $25,000, while the minimum for a new Contract was $60,000;

     (2) monthly fees are lower because only a single $2.50 per month administrative charge is made rather than two;

     (3) a combined premium payment results in deduction of a single $2 per premium processing charge while separate premium payments for separate Contracts would involve two charges;

     (4) the monthly expense charge of $0.02 per $1,000 of face amount may be lower if the increase is to a face amount greater than $100,000; and

     (5) the Contract will lapse or become paid-up as a unit, unlike the case if two separate Contracts are purchased.

Despite these differences, the decision to increase face amount is comparable to the purchase of a second Contract in that it involves a commitment to higher Scheduled Premiums in exchange for greater insurance benefits.

You may elect to increase the face amount of your Contract no earlier than the first anniversary of the Contract. The following conditions must be met:

     (1)  You must ask for the increase in writing on an appropriate form;

     (2)  The amount of the increase in face amount must be at least $25,000;

     (3) The insured must supply evidence of insurability for the increase satisfactory to Pruco Life;

     (4) If Pruco Life requests, you must send in the Contract to be suitably endorsed;

     (5) The Contract must be neither paid-up nor in default on the date the increase takes effect;

     (6)  You must pay an appropriate premium at the time of the increase;

     (7) Pruco Life has the right to deny more than one increase in a Contract year; and

     (8) If between the Contract Date and the date that your requested increase in face amount would take effect, Pruco Life has changed any of the bases on which benefits and charges are calculated for newly issued Contracts, then we have the right to deny the increase.

An increase in face amount resulting in a total face amount under the Contract of at least $100,000 may, subject to strict underwriting requirements, render the Contract eligible for a Select Rating for a non-smoker, which provides lower current cost of insurance rates.

Upon an increase in face amount, Pruco Life will recompute the Contract's Scheduled Premiums, deferred sales and administrative charges, tabular values, and monthly deductions from the Contract Fund. You have a choice, limited only by applicable state law, as to whether the recomputation will be made as of the prior or next Contract anniversary. There will be a payment required on the date of increase; the amount of the payment will depend, in part, on which Contract anniversary you select for the recomputation. We will tell you the amount of the required payment. You should also note that an increase in face amount could cause the Contract to be classified as a Modified Endowment Contract. See Tax Treatment of Contract Benefits, page 27. Therefore, before increasing the face amount, you should consult your own tax adviser and Pruco Life representative.

Provided the increase is approved, the new insurance will take effect once Pruco Life receives the proper forms, any medical evidence necessary to underwrite the additional insurance and any amount needed by the company.

We will supply you with pages showing the increased face amount, the effective date of the increase, and the recomputed items described earlier. The pages will also describe how the face amount increase affects the various provisions of the Contract. Including a statement that, for the amount of the increase in face amount, the period stated in the Incontestability and Suicide provisions (see Other General Contract Provisions, page 30) will run from the effective date of the increase.

Pruco Life will assess, upon lapse or surrender following an increase in face amount, the sum of (a) the deferred sales and administrative charges that would have been assessed if the initial base Contract had not been amended and had lapsed or been surrendered; and (b) the deferred sales and administrative charges that would have been assessed if the increase in death benefit had been achieved by the issuance of a new Contract, and that Contract had lapsed or been surrendered. All premiums paid after the increase will, for purposes of determining the deferred sales charge applicable in the event of surrender or lapse, be deemed to have been made partially under the base Contract, and partially in payment of the increase, in the same proportion as that of the original Scheduled Premium and the increase in Scheduled Premiums. Because an increase in face amount triggers new contingent deferred sales and administrative charges, you should not elect to increase the face amount of your Contract if you are contemplating a total or partial surrender or a decrease in the face amount of insurance.

An increase in face amount will be treated comparably to the issuance of a new Contract for purposes of the non-guaranteed waiver of the 5% front-end sales load, described under item 2 of Charges and Expenses on page 8. Thus, premiums paid after the increase will, for purposes of determining whether the 5% front-end sales load will be waived, be allocated to the base Contract and to the increase based on the proportional premium allocation rule just described. The waiver will apply to the premiums paid after the increase only after the premiums so allocated exceed five scheduled annual premiums for the increase. Thus, a Contract owner considering an increase in face amount should be aware that such an increase will entail sales charges comparable to the purchase of a new Contract.

If you elect to increase the face amount of your Contract, you will receive a "free-look" right and a right to convert to a fixed-benefit contract, which will apply only to the increase in face amount, not the entire Contract. These rights are comparable to the rights afforded to the purchaser of a new Contract. See Short-Term Cancellation Right or "Free-Look", page 12 and Right to Exchange a Contract for a Fixed-Benefit Insurance Policy, page 27.

The "free-look" right allows a Contract to be returned for a refund within 10 days after it is received by the Contract owner, within 45 days after Part I of the application for insurance is signed or within 10 days after Pruco Life mails or delivers a Notice of Withdrawal Right, whichever is latest. Some states allow a longer period of time during which a Contract may be returned for a refund. A refund can be requested by mailing or delivering the Contract to the representative who sold it or to the Home Office specified in the Contract. A Contract returned according to this provision shall be deemed void from the beginning. The Contract owner will then receive a refund of all premium payments made, plus or minus any change due to investment experience. However, if applicable law so requires, the Contract owner who exercises his or her short-term cancellation right will receive a refund of all premium payments made, with no adjustment for investment experience.

Charges deducted since the increase will be recomputed as though no increase had been effected. The right to convert the increase in face amount to a fixed-benefit policy will exist for 24 months after the increase is issued and the form of exchange right will be the same as that available under the base Contract purchased. There may be a cash payment required upon the exchange. See Short-Term Cancellation Right or "Free-Look", page 12 and Right to Exchange a Contract for a Fixed-Benefit Insurance Policy, page 27.

Decreases in Face Amount

As explained earlier, you may effect a partial surrender of a Contract (see Surrender of a Contract, page 19) or a partial withdrawal of excess cash surrender value (see Withdrawal of Excess Cash Surrender Value, page 19). You also have the option of decreasing the face amount (which is also the guaranteed minimum death benefit) of your Contract without withdrawing any cash surrender value. Contract owners who conclude that, because of changed circumstances, the amount of insurance is greater than needed will be able to decrease their amount of insurance protection without decreasing their current cash surrender value. This will result in a decrease in the amount of future Scheduled Premiums and in the monthly deductions for the cost of insurance. The cash surrender value of the Contract on the date of the decrease will not change, except that an administrative processing fee of $15 may be deducted from that value (unless that fee is separately paid at the time the decrease in face amount is requested). Your Contract Fund value, however, will be reduced by deduction of a proportionate part of the contingent deferred sales and administrative charges, if any. Scheduled Premiums for the Contract will also be proportionately reduced. The Contracts of owners who exercise the right to reduce face amount will be amended to show the new face amount, tabular values, Scheduled Premiums, monthly charges, and if applicable, the remaining contingent deferred sales and administrative charges.

The minimum permissible decrease is $10,000. A decrease will not be permitted if it causes the face amount of the Contract to drop below the minimum face amount applicable to the insured's Contract. See Requirements for Issuance of a Contract, page 12. A reduction will not be permitted if it causes the Contract to fail to qualify as "life insurance" for purposes of section 7702 of the Internal Revenue Code. A Contract is no longer eligible for the Select Rating if the face amount is reduced below $100,000.

It is important to note, however, that if the face amount is decreased there is a danger that the Contract might be classified as a Modified Endowment Contract. See Tax Treatment of Contract Benefits, page 27. Before making any withdrawal which causes a decrease in face amount, you should consult your own tax adviser and Pruco Life representative.

Lapse and Reinstatement

If Scheduled Premiums are paid on or before each due date or within the grace period after each due date, (or missed premiums are paid later with interest) and there are no withdrawals, a Contract will remain in-force even if the investment results of that Contract's variable investment option[s] have been so unfavorable that the Contract Fund has decreased to zero or less.

In addition, even if a Scheduled Premium is not paid, the Contract will remain in-force as long as the Contract Fund on any Monthly date is equal to or greater than the Tabular Contract Fund Value on the next Monthly date. This could occur because of such factors as favorable investment experience, deduction of less than the maximum permissible charges, or the previous payment of greater than Scheduled Premiums.

However, if a Scheduled Premium is not paid, and the Contract Fund is insufficient to keep the Contract in-force, the Contract will go into default. Should this happen, Pruco Life will send the Contract owner a notice of default setting forth the payment necessary to keep the Contract in-force on a premium paying basis. This payment must be received at a Home Office within the 61 day grace period after the notice of default is mailed or the Contract will lapse. A Contract that lapses with an outstanding Contract loan may have tax consequences. See Tax Treatment of Contract Benefits on page 27.

A Contract that has lapsed may be reinstated within three years after the date of default unless the Contract has been surrendered for its cash surrender value. To reinstate a lapsed Contract, Pruco Life requires renewed evidence of insurability, and submission of certain payments due under the Contract.

If a Contract does lapse, it may still provide some benefits. Those benefits are described under Options on Lapse, page 26.

When Proceeds Are Paid

We will generally pay any death benefit, cash surrender value, loan proceeds or partial withdrawal within seven days after receipt at a Home Office of all the documents required for such a payment. Other than the death benefit, which is determined as of the date of death, the amount will be determined as of the end of the valuation period in which the necessary documents are received at a Home Office. However, we may delay payment of proceeds from the subaccount[s] and the variable portion of the death benefit due under the Contract if the disposal or valuation of the Account's assets is not reasonably practicable because: (1) the New York Stock Exchange is closed for other than a regular holiday or weekend;
(2) trading is restricted by the SEC; or (3) the SEC declares that an emergency exists.

With respect to the amount of any cash surrender value allocated to the fixed-rate option, and with respect to a Contract in-force as extended term insurance, we expect to pay the cash surrender value promptly upon request. However, we have the right to delay payment of such cash surrender value for up to six months (or a shorter period if required by applicable law). We will pay interest of at least 3% a year if we delay such a payment for more than 30 days (or a shorter period if required by applicable law).

Living Needs Benefit

The Living Needs Benefit" is available under the Contract. It may be added to Contracts at issue and there is no charge for adding the benefit to a Contract. However, an administrative charge (not to exceed $150) will be made at the time the Living Needs Benefit is paid.

The Living Needs Benefit allows you to elect to receive an accelerated payment of all or part of the Contract's death benefit, adjusted to reflect current value, at a time when certain special needs exist. The adjusted death benefit will always be less than the death benefit, but will generally be greater than the Contract's cash surrender value. One or both of the following options may be available. You should consult with a Pruco Life representative as to whether additional options may be available.

Terminal Illness Option. This option is available if the insured is diagnosed as terminally ill with a life expectancy of six months or less. When satisfactory evidence is provided, Pruco Life will provide an accelerated payment of the portion of the death benefit selected by the Contract owner as a Living Needs Benefit. The Contract owner may (1) elect to receive the benefit in a single sum or (2) receive equal monthly payments for six months. If the insured dies before all of the payments have been made, the present value of the remaining payments will be paid to the beneficiary designated in the Living Needs Benefit claim form.

Nursing Home Option. This option is available after the insured has been confined to an eligible nursing home for six months or more. When satisfactory evidence is provided, including certification by a licensed physician, that the insured is expected to remain in the nursing home until death, Pruco Life will provide an accelerated payment of the portion of the death benefit selected by the Contract owner as a Living Needs Benefit. The Contract owner may (1) elect to receive the benefit in a single sum or (2) receive equal monthly payments for a specified number of years (not more than 10 nor less than two), depending upon the age of the insured. If the insured dies before all of the payments have been made, the present value of the remaining payments will be paid to the beneficiary designated in the Living Needs Benefit claim form in a single sum.

All or part of the Contract's death benefit may be accelerated under the Living Needs Benefit. If the benefit is only partially accelerated, a death benefit of at least $25,000 must remain under the Contract. Pruco Life reserves the right to determine the minimum amount that may be accelerated.

No benefit will be payable if the Contract owner is required to elect it in order to meet the claims of creditors or to obtain a government benefit. Pruco Life can furnish details about the amount of Living Needs Benefit that is available to an eligible Contract owner under a particular Contract, and the adjusted premium payments that would be in effect if less than the entire death benefit is accelerated.

You should consider whether adding this settlement option is appropriate in your given situation. Adding the Living Needs Benefit to the Contract has no adverse consequences; however, electing to use it could. With the exception of certain business-related policies, the Living Needs Benefit is excluded from income if the insured is terminally ill or chronically ill as defined in the tax law (although the exclusion in the latter case may be limited). You should consult a qualified tax adviser before electing to receive this benefit. Receipt of a Living Needs Benefit payment may also affect your eligibility for certain government benefits or entitlements.

Illustrations of Cash Surrender Values, Death Benefits, and Accumulated Premiums

The following four tables show how a Contract's death benefit and cash surrender values change with the investment performance of the Account. They are "hypothetical" because they are based, in part, upon several assumptions which are described below. All four tables assume the following:

o a Contract with a face amount of $60,000 bought by a 35 year old male, non-smoker, with no extra risks or substandard ratings, and no extra benefit riders added to the Contract.

o the Scheduled Premium of $554.80 is paid on each Contract anniversary and no loans are taken.

o the Contract Fund has been invested in equal amounts in each of the 13 available portfolios of the Series Fund and no portion of the Contract Fund has been allocated to the fixed-rate option or the Real Property Account.

The tables are not applicable to Contracts issued on a guaranteed issue basis or to Contracts where the risk classification is on a multiple life basis.

The tables reflect values applicable to both revised and original Contracts. However, these values are not applicable to the original Contracts where the death benefit has been increased to the Contract Fund divided by the net single premium.

The first table (page T1) assumes a Form A Contract has been purchased and the second table (page T2) assumes a Form B Contract has been purchased. Both assume the current charges will continue for the indefinite future. Moreover, these tables reflect Pruco Life's current practice of waiving the front-end sales load of 5% after total premiums paid exceeds five scheduled annual premiums. See Charges and Expenses, page 8. The tables also reflect Pruco Life's current practice of increasing the Contract Fund on a percentage basis based on the attained age of the insured. While we do not currently intend to withdraw or modify these reductions in charges or additions to the Contract Fund, we reserve the right to do so.

The third and fourth tables (pages T3 and T4) assume that Form A and Form B Contracts have been purchased, respectively, and the maximum contractual charges have been made from the beginning. Neither reflect the waiver of the front-end sales load nor the monthly additions to the Contract Fund that further reduce the cost of insurance charge.

Finally, there are four assumptions, shown separately, about the average investment performance of the portfolios. The first is that there will be a uniform 0% gross rate of return with the average value of the Contract Fund uniformly adversely affected by very unfavorable investment performance. The other three assumptions are that investment performance will be at a uniform gross annual rate of 4%, 8% and 12%. Actual returns will fluctuate from year to year. In addition, death benefits and cash surrender values would be different from those shown if investment returns averaged 0%, 4%, 8% and 12% but fluctuated from those averages throughout the years. Nevertheless, these assumptions help show how the Contract values change with investment experience.

The first column in the following four tables (pages T1 through T4) shows the Contract year. The second column, to provide context, shows what the aggregate amount would be if the Scheduled Premiums had been invested to earn interest, after taxes, at 4% compounded annually. The next four columns show the death benefit payable in each of the years shown for the four different assumed investment returns. The last four columns show the cash surrender value payable in each of the years shown for the four different assumed investment returns. The cash surrender values in the first 10 years reflect the surrender charges that would be deducted if the Contract were surrendered in those years.

A gross return (as well as the net return) is shown at the top of each column. The gross return represents the combined effect of investment income and capital gains and losses, realized or unrealized, of the portfolios before any reduction is made for investment advisory fees or other Series Fund expenses. The net return reflects average total annual expenses of the 13 portfolios of 0.50%, and the daily deduction from the Contract Fund of 0.60% per year. Thus, based on the above assumptions, gross investment returns of 0%, 4%, 8% and 12% are the equivalent of net investment returns of -1.10%, 2.90%, 6.90% and 10.90%, respectively. The actual fees and expenses of the portfolios associated with a particular Contract may be more or less than 0.50% and will depend on which subaccounts are selected. The death benefits and cash surrender values shown reflect the deduction of all expenses and charges both from the Series Fund and under the Contract.

Your Pruco Life representative can provide you with a hypothetical illustration for your own age, sex and rating class.

Contract Loans

You may borrow from Pruco Life an amount up to the current loan value of your Contract using the Contract as the only security for the loan. The loan value of a Contract is 90% of an amount equal to its Contract Fund, reduced by any charges due upon surrender. However, we will, on a non-contractual basis (contractual in Texas), increase the loan value by permitting you to borrow up to 100% of the portion of the Contract Fund attributable to the fixed-rate option (or any portion of the Contract Fund attributable to a prior loan supported by the fixed-rate option), reduced by any charges due upon surrender. The minimum amount that may be borrowed at any one time is $500, unless the loan is used to pay premiums on the Contract. A Contract in default has no loan value.

If you request a loan you may choose one of two interest rates. You may elect to have interest charges accrued daily at a fixed effective annual rate of 5.5%. Alternatively, you may elect a variable interest rate that changes from time to time. You may switch from the fixed to variable interest loan provision, or vice-versa, with Pruco Life's consent.

If you elect the variable loan interest rate provision, interest charged on any loan will accrue daily at an annual rate Pruco Life determines at the start of each Contract year (instead of at the fixed 5.5% rate). This interest rate will not exceed the greatest of: (1) the "Published Monthly Average" for the calendar month ending two months before the calendar month of the Contract anniversary;
(2) 5%; or (3) the rate permitted by law in the state of issue of the Contract. The "Published Monthly Average" means Moody's Corporate Bond Yield Average-Monthly Average Corporates, as published by Moody's Investors Service, Inc. or any successor to that service, or if that average is no longer published, a substantially similar average established by the insurance regulator where the Contract is issued. For example, the Published Monthly Average in 2000 ranged from 7.65% to 8.41%.

Interest payments on any loan are due at the end of each Contract year. If interest is not paid when due, it is added to the principal amount of the loan. The Contract debt is the principal amount of all outstanding loans plus any interest accrued thereon. If at any time your Contract debt exceeds your Contract Fund, Pruco Life will notify you of its intent to terminate the Contract in 61 days, within which time you may repay all or enough of the loan to keep the Contract in-force.

If you fail to keep the Contract in-force, the amount of unpaid Contract debt will be treated as a distribution and will be immediately taxable to the extent of gain in the Contract. Reinstatement of the Contract after lapse will not eliminate the taxable income which we are required to report to the Internal Revenue Service. See Lapse and Reinstatement, page 22 and Tax Treatment of Contract Benefits - Pre-Death Distributions, page 28.

When a loan is made, an amount equal to the loan proceeds is transferred out of the applicable investment options. The reduction is generally made in the same proportions as the value that each investment option bears to the total value of the Contract. While a fixed-rate loan is outstanding, the amount that was so transferred will continue to be treated as part of the Contract Fund, but it will be credited with the assumed rate of return of 4% rather than with the actual rate of return of the applicable investment option[s]. While a loan made pursuant to the variable loan interest rate provision is outstanding, the amount that was transferred is credited with a rate which is less than the loan interest rate for the Contract year by no more than 1.5%, rather than with the actual rate of return of the subaccount[s], the fixed-rate option or the Real Property Account. Currently, we credit such amounts at a rate that is 1% less than the loan interest rate for the Contract year. If a loan remains outstanding at a time when Pruco Life fixes a new rate, the new interest rate applies.

Loans you take against the Contract are ordinarily treated as debt and are not considered distributions subject to tax. However, you should know that the Internal Revenue Service may take the position that the variable rate loan should be treated as a distribution for tax purposes because of the relatively low differential between the loan interest rate and the Contract's crediting rate. Distributions are subject to income tax. Were the Internal Revenue Service to take this position, Prudential would take reasonable steps to attempt to avoid this result, including modifying the Contract's loan provisions, but cannot guarantee that such efforts would be successful.

A loan will not affect the amount of the premiums due. If the death benefit becomes payable while a loan is outstanding, or should the Contract be surrendered, any Contract debt will be deducted from the death benefit or the cash surrender value otherwise payable.

A loan will have a permanent effect on a Contract's cash surrender value and may have a permanent effect on the death benefit because the investment results of the selected investment options will apply only to the amount remaining in those investment options. The longer the loan is outstanding, the greater the effect is likely to be. The effect could be favorable or unfavorable. If investment results are greater than the rate being credited upon the amount of the loan while the loan is outstanding, Contract values will not increase as rapidly as they would have if no loan had been made. If investment results are below that rate, Contract values will be higher than they would have been had no loan been made. Loan repayments are allocated to the investment options proportionately based on their balances at the time of the loan repayment.

Loans from Modified Endowment Contracts may be treated for tax purposes as distributions of income. See Tax Treatment of Contract Benefits, page 27.

Reports to Contract Owners

Once each Contract year (except where the Contract is in-force as fixed extended term insurance), Pruco Life will send you a statement that provides certain information pertinent to your own Contract. This statement will detail values, transactions made, and specific Contract data that apply only to your particular Contract. On request, you will be sent a current statement in a form similar to that of the annual statement described above, but Pruco Life may limit the number of such requests or impose a reasonable charge if such requests are made too frequently.

You will also be sent annual and semi-annual reports of the Series Fund showing the financial condition of the portfolios and the investments held in each portfolio.

Options on Lapse

If your Contract does lapse, it will still provide some benefits. You can receive the cash surrender value by making a request of Pruco Life prior to the end of the 61 day grace period. You may also choose one of the three forms of insurance described below for which no further premiums are payable.

1. Fixed Extended Term Insurance. With two exceptions explained below, if you do not communicate at all with Pruco Life, life insurance coverage will continue for a length of time that depends on the cash surrender value on the date of default (which reflects the deduction of the deferred sales load, administrative charges, and Contract debt, if any), the amount of insurance, and the age and sex (except where unisex rates apply) of the insured. The insurance amount will be what it would have been on the date of default taking into account any Contract debt on that date. The amount will not change while the insurance stays in-force. This benefit is known as extended term insurance. If you request, we will tell you in writing how long the insurance will be in effect. Extended term insurance has a cash surrender value, but no loan value.

     Contracts issued on the lives of certain insureds in high risk rating classes and Contracts issued in connection with tax qualified pension plans will include a statement that extended term insurance will not be provided. In those cases, variable reduced paid-up insurance will be the automatic benefit provided on lapse.

2. Variable Reduced Paid-Up Insurance. Variable reduced paid-up insurance provides insurance coverage for the lifetime of the insured. The initial insurance amount will depend upon the cash surrender value on the date of default (which reflects the deduction of the deferred sales load, administrative charges, and Contract debt, if any), and the age and sex of the insured. This will be a new guaranteed minimum death benefit. Aside from this guarantee, the cash surrender value and the amount of insurance will vary with investment performance in the same manner as the paid-up Contract described earlier. See When a Contract Becomes Paid-Up, page 18. Variable reduced paid-up insurance has a loan privilege identical to that available on premium paying Contracts. See Contract Loans, page 25. Acquisition of reduced paid-up insurance may result in your Contract becoming a Modified Endowment Contract. See Tax Treatment of Contract Benefits, page 27.

     As explained above, variable reduced paid-up insurance is the automatic benefit on lapse for Contracts issued on certain insureds. Owners of other Contracts who want variable reduced paid-up insurance must ask for it in writing, in a form that meets Pruco Life's needs, within three months of the date of default; it will be available to such Contract owners only if the initial amount of variable reduced paid-up insurance would be at least $5,000. This minimum is not applicable to Contracts for which variable reduced paid-up insurance is the automatic benefit upon lapse.

3. Payment of Cash Surrender Value. You can receive the cash surrender value by surrendering the Contract and making a written request in a form that meets Pruco Life's needs. If we receive the request after the 61-day grace period has expired, the cash surrender value will be the net value of any extended term insurance then in-force, or the net value of any reduced paid-up insurance then in-force, less any Contract debt. Surrender of your Contract may have tax consequences. See Tax Treatment of Contract Benefits, page 27.

Right to Exchange a Contract for a Fixed-Benefit Insurance Policy

1. Original Contracts. At any time during the first 24 months after a Contract is issued, so long as the Contract is not in default, the owner may exchange it for an Appreciable Life insurance policy on the insured's life issued by Pruco Life. This is a general account, universal-life type policy with guaranteed minimum values. No evidence of insurability will be required to make an exchange. The new policy's premium and death benefit will be the same as the original Contract's on the date of exchange. The new policy will also have the same issue date and risk classification for the insured as the original Contract. If the Contract Fund value under the original Contract is greater than the Tabular Contract Fund Value under the new policy, the difference will be credited to the Contract owner and carried over to the new policy. If the Contract Fund value under the original Contract is less than the Tabular Contract Fund Value under the new policy, a cash payment will be required from the exchanging owner.

     The exchange will be effective when Pruco Life receives a written request in a form that meets its needs. Any outstanding Contract debt must be repaid on or before the effective date of the exchange.

     You may exchange the Contract for an Appreciable Life policy according to procedures meeting applicable state insurance law requirements if the Series Fund or one of its portfolios has a material change in its investment policy. The Company, in conjunction with the Arizona Director of Insurance, will determine if a change in investment policy is material. The Contract owner will be able to exchange within 60 days of receipt of notice of such a material change or of the effective date of the change, whichever is later.

2. Revised Contracts. Under the revised Contracts, the only right to exchange the Contract for a fixed-benefit contract is provided by allowing Contract owners to transfer their entire Contract Fund to the fixed-rate option at any time within two years of any increase in face amount with respect to the amount of the increase. This is done without regard to the otherwise applicable limit of four transfers per year. See Transfers, page 15. This conversion right will also be provided if the Series Fund or one of its portfolios has a material change in its investment policy, as explained above. Generally, there is no right to exchange for an Appreciable Life contract.

Sale of the Contract and Sales Commissions

Pruco Securities Corporation ("Prusec"), an indirect wholly-owned subsidiary of Prudential, acts as the principal underwriter of the Contract. Prusec, organized in 1971 under New Jersey law, is registered as a broker and dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. Prusec's principal business address is 751 Broad Street, Newark, New Jersey 07102-3777. The Contract was sold by registered representatives of Prusec who are also authorized by state insurance departments to do so. The Contract may also have been sold through other broker-dealers authorized by Prusec and applicable law to do so.

Registered representatives of such other broker-dealers may be paid on a different basis than described below. Where the insured is less than 60 years of age, the representative will generally receive a commission of no more than 50% of the Scheduled Premiums for the first year, no more than 12% of the Scheduled Premiums for the second, third, and fourth years, no more than 3% of the Scheduled Premiums for the fifth through 10th years, and no more than 2% of the Scheduled Premiums thereafter. For insureds over 59 years of age, the commission will be lower. The representative may be required to return all or part of the first year commission if the Contract is not continued through the second year. Representatives with less than three years of service may be paid on a different basis. Representatives who met certain productivity, profitability, and persistency standards with regard to the sale of the Contract may be eligible for additional compensation.

Sales expenses in any year are not equal to the deduction for sales load in that year. Pruco Life expects to recover its total sales expenses over the periods the Contracts are in effect. To the extent that the sales charges are insufficient to cover total sales expenses, the sales expenses will be recovered from Pruco Life's surplus, which may include amounts derived from the mortality and expense risk charge and the guaranteed minimum death benefit risk charge described in items 5 and 7 under Charges and Expenses, page 8.

Tax Treatment of Contract Benefits

This summary provides general information on the federal income tax treatment of the Contract. It is not a complete statement of what the federal income taxes will be in all circumstances. It is based on current law and interpretations, which may change. It does not cover state taxes or other taxes. It is not intended as tax advice. You should consult your own qualified tax adviser for complete information and advice.

Treatment as Life Insurance. The Contract must meet certain requirements to qualify as life insurance for tax purposes. These requirements include certain definitional tests and rules for diversification of the Contract's investments. For further information on the diversification requirements, see Taxation of the Fund in the statement of additional information for the Series Fund.

We believe we have taken adequate steps to ensure that the Contract qualifies as life insurance for tax purposes. Generally speaking, this means that:


     o you will not be taxed on the growth of the funds in the Contract, unless you receive a distribution from the Contract,

     o the Contract's death benefit will be income tax free to your beneficiary.

Although we believe that the Contract should qualify as life insurance for tax purposes, there are some uncertainties, particularly because the Secretary of Treasury has not yet issued permanent regulations that bear on this question. Accordingly, we reserve the right to make changes -- which will be applied uniformly to all Contract owners after advance written notice -- that we deem necessary to ensure that the Contract will qualify as life insurance.

Pre-Death Distributions. The tax treatment of any distribution you receive before the insured's death depends on whether the Contract is classified as a Modified Endowment Contract.

     Contracts Not Classified as Modified Endowment Contracts.

     o If you surrender the Contract or allow it to lapse, you will be taxed on the amount you receive in excess of the premiums you paid less the untaxed portion of any prior withdrawals. For this purpose, you will be treated as receiving any portion of the cash surrender value used to repay Contract debt. In other words, you will immediately have taxable income to the extent of gain in the Contract. Reinstatement of the Contract after lapse will not eliminate the taxable income which we are required to report to the Internal Revenue Service. The tax consequences of a surrender may differ if you take the proceeds under an income payment settlement option.

     o Generally, you will be taxed on a withdrawal to the extent the amount you receive exceeds the premiums you paid for the Contract less the untaxed portion of any prior withdrawals. However, under some limited circumstances, in the first 15 Contract years, all or a portion of a withdrawal may be taxed if the Contract Fund exceeds the total premiums paid less the untaxed portions of any prior withdrawals, even if total withdrawals do not exceed total premiums paid.

     o Extra premiums for optional benefits and riders generally do not count in computing the premiums paid for the Contract for the purposes of determining whether a withdrawal is taxable.

     o Loans you take against the Contract are ordinarily treated as debt and are not considered distributions subject to tax.

     Modified Endowment Contracts.

     o The rules change if the Contract is classified as a Modified Endowment Contract. The Contract could be classified as a Modified Endowment Contract if premiums substantially in excess of Scheduled Premiums are paid or a decrease in the face amount of insurance is made (or a rider removed). The addition of a rider or an increase in the face amount of insurance may also cause the Contract to be classified as a Modified Endowment Contract. You should first consult a qualified tax adviser and your Pruco Life representative if you are contemplating any of these steps.

     o If the Contract is classified as a Modified Endowment Contract, then amounts you receive under the Contract before the insured's death, including loans and withdrawals, are included in income to the extent that the Contract Fund before surrender charges exceeds the premiums paid for the Contract increased by the amount of any loans previously included in income and reduced by any untaxed amounts previously received other than the amount of any loans excludable from income. An assignment of a Modified Endowment Contract is taxable in the same way. These rules also apply to pre-death distributions, including loans and assignments, made during the two-year period before the time that the Contract became a Modified Endowment Contract.

     o Any taxable income on pre-death distributions (including full surrenders) is subject to a penalty of 10 percent unless the amount is received on or after age 59 1/2, on account of your becoming disabled or as a life annuity. It is presently unclear how the penalty tax provisions apply to Contracts owned by businesses.

     o All Modified Endowment Contracts issued by us to you during the same calendar year are treated as a single Contract for purposes of applying these rules.

Withholding. You must affirmatively elect that no taxes be withheld from a pre-death distribution. Otherwise, the taxable portion of any amounts you receive will be subject to withholding. You are not permitted to elect out of withholding if you do not provide a social security number or other taxpayer identification number. You may be subject to penalties under the estimated tax payment rules if your withholding and estimated tax payments are insufficient to cover the tax due.

Other Tax Considerations. If you transfer or assign the Contract to someone else, there may be gift, estate and/or income tax consequences. If you transfer the Contract to a person two or more generations younger than you (or designate such a younger person as a beneficiary), there may be Generation Skipping Transfer tax consequences. Deductions for interest paid or accrued on Contract debt or on other loans that are incurred or continued to purchase or carry the Contract may be denied. Your individual situation or that of your beneficiary will determine the federal estate taxes and the state and local estate, inheritance and other taxes due if you or the insured dies.

Business-Owned Life Insurance. If a business, rather than an individual, is the owner of the Contract, there are some additional rules. Business Contract owners generally cannot deduct premium payments. Business Contract owners generally cannot take tax deductions for interest on Contract debt paid or accrued after October 13, 1995. An exception permits the deduction of interest on policy loans on Contracts for up to 20 key persons. The interest deduction for Contract debt on these loans is limited to a prescribed interest rate and a maximum aggregate loan amount of $50,000 per key insured person. The corporate alternative minimum tax also applies to business-owned life insurance. This is an indirect tax on additions to the Contract Fund or death benefits received under business-owned life insurance policies.

Tax-Qualified Pension Plans

You may acquire the Contract to fund a retirement plan that qualifies for tax favored treatment under the Internal Revenue Code. We will issue such a Contract with a minimum face amount of $10,000, and with increases and decreases in face amount in minimum increments of $10,000. The monthly charge for anticipated mortality costs and the Scheduled Premiums will be the same for male and female insureds of a particular age and underwriting classification, as required for insurance and annuity contracts sold to tax-qualified pension plans. We will give illustrations showing premiums and charges if you wish to fund a tax-qualified pension plan. Only certain riders are available for a Contract issued in connection with a tax-qualified pension plan. Fixed reduced paid-up insurance and payment of the cash surrender value are the only options on lapse available for a Contract issued in connection with a tax-qualified pension plan. See Lapse and Reinstatement, page 22. Finally, a Contract issued in connection with a tax-qualified pension plan may not invest in the Real Property Account.

You should consult a qualified tax adviser before purchasing a Contract in connection with a tax-qualified pension plan to confirm, among other things, the suitability of the Contract for your particular plan.

Legal Considerations Relating to Sex-Distinct Premiums and Benefits

The Contract generally employs mortality tables that distinguish between males and females. Thus, premiums and benefits differ under Contracts issued on males and females of the same age. However, in those states that have adopted regulations prohibiting sex-distinct insurance rates, premiums and cost of insurance charges will be based on a blended unisex rate whether the insured is male or female. In addition, employers and employee organizations who purchased a Contract should consult their legal advisers to determine whether a Contract based on sex-distinct actuarial tables is consistent with Title VII of the Civil Rights Act of 1964 or other applicable law.

Other General Contract Provisions

Assignment. This Contract may not be assigned if the assignment would violate any federal, state or local law or regulation. Generally, the Contract may not be assigned to another insurance company or to an employee benefit plan without Pruco Life's consent. Pruco Life assumes no responsibility for the validity or sufficiency of any assignment. We will not be obligated to comply with any assignment unless we receive a copy at a Home Office.

Beneficiary. You designate and name your beneficiary in the application. Thereafter, you may change the beneficiary, provided it is in accordance with the terms of the Contract. Should the insured die with no surviving beneficiary, the insured's estate will become the beneficiary.

Incontestability. We will not contest the Contract after it has been in-force during the insured's lifetime for two years from the issue date except when any change is made in the Contract that requires Pruco Life's approval and would increase our liability. We will not contest such change after it has been in effect for two years during the lifetime of the insured.

Misstatement of Age or Sex. If the insured's stated age or sex (except where unisex rates apply) or both are incorrect in the Contract, Pruco Life will adjust the death benefits payable, as required by law, to reflect the correct age and sex. Any such benefit will be based on what the most recent charge for mortality would have provided at the correct age and sex.

Settlement Options. The Contract grants to most owners, or to the beneficiary, a variety of optional ways of receiving Contract proceeds, other than in a lump sum. Any Pruco Life representative authorized to sell this Contract can explain these options upon request.

Suicide Exclusion. If the insured dies by suicide within two years from the effective date of an increase in the face amount of insurance, we will pay, as to the increase in amount, no more than the sum of the Scheduled Premiums attributable to the increase.

Riders

Contract owners may be able to obtain extra fixed benefits, which may require an additional premium. These optional insurance benefits will be described in what is known as a "rider" to the Contract. Charges applicable to the riders will be deducted from the Contract Fund on each Monthly date.

One rider pays certain premiums into the Contract if the insured dies in an accident. Others waive certain premiums if the insured is disabled within the meaning of the provision (or, in the case of a Contract issued on an insured under the age of 15, if the applicant dies or becomes disabled within the meaning of the provision). Others pay certain premiums into the Contract if the insured dies within a stated number of years after issue; similar term insurance riders may be available for the insured's spouse or child. The amounts of these benefits are fully guaranteed at issue and do not depend on the performance of the Account. Certain restrictions may apply; they are clearly described in the applicable rider. Any Pruco Life representative authorized to sell the Contract can explain these extra benefits further. Samples of the provisions are available from Pruco Life upon written request.

Under one form of rider, which provides monthly renewable term life insurance, the amount payable upon the death of the insured may be substantially increased. If this rider is purchased, even the original Contract will not become paid-up, although, if the Contract Fund becomes sufficiently large, a time may come when Pruco Life will have the right to refuse to accept further premiums. See When a Contract Becomes Paid-Up, page 18.

Under another form of rider that is purchased for a single premium, businesses that own a Contract covering certain employees may be able to change the insured person from one key employee to another if certain requirements are met.

Substitution of Series Fund Shares

Although Pruco Life believes it to be unlikely, it is possible that in the Judgement of its management, one or more of the portfolios of the Series Fund may become unsuitable for investment by Contract owners because of investment policy changes, tax law changes, or the unavailability of shares for investment. In that event, Pruco Life may seek to substitute the shares of another portfolio or of an entirely different mutual fund. Before this can be done, the approval of the SEC, and possibly one or more state insurance departments, will be required. Contract owners will be notified of such substitution.

State Regulation

Pruco Life is subject to regulation and supervision by the Department of Insurance of the State of Arizona, which periodically examines its operations and financial condition. It is also subject to the insurance laws and regulations of all jurisdictions in which it is authorized to do business.

Pruco Life is required to submit annual statements of its operations, including financial statements, to the insurance departments of the various jurisdictions in which it does business to determine solvency and compliance with local insurance laws and regulations.

In addition to the annual statements referred to above, Pruco Life is required to file with Arizona and other jurisdictions a separate statement with respect to the operations of all its variable contract accounts, in a form promulgated by the National Association of Insurance Commissioners.

Experts

The consolidated financial statements of Pruco Life and its subsidiaries as of December 31, 2000 and 1999 and for each of the three years in the period ended December 31, 2000 and the financial statements of the Account as of December 31, 2000 and for each of the three years in the period then ended included in this prospectus have been so included in reliance on the reports of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting. PricewaterhouseCoopers LLP's principal business address is 1177 Avenue of the Americas, New York, New York 10036.

Actuarial matters included in this prospectus have been examined by Pamela A. Schiz, FSA, MAAA, Director and Actuary of Prudential, whose opinion is filed as an exhibit to the registration statement.

Litigation and Regulatory Proceedings

We are subject to legal and regulatory actions in the ordinary course of our businesses, including class actions. Pending legal and regulatory actions include proceedings specific to our practices and proceedings generally applicable to business practices in the industries in which we operate. In certain of these lawsuits, large and/or indeterminate amounts are sought, including punitive or exemplary damages.

Beginning in 1995, regulatory authorities and customers brought significant regulatory actions and civil litigation against Pruco Life and Prudential involving individual life insurance sales practices. In 1996, Prudential, on behalf of itself and many of its life insurance subsidiaries, including Pruco Life, entered into settlement agreements with relevant insurance regulatory authorities and plaintiffs in the principal life insurance sales practices class action lawsuit covering policyholders of individual permanent life insurance policies issued in the United States from 1982 to 1995. Pursuant to the settlements, the companies agreed to various changes to their sales and business practices controls, to a series of fines, and to provide specific forms of relief to eligible class members. Virtually all claims by class members filed in connection with the settlements have been resolved and virtually all aspects of the remediation program have been satisfied.

As of December 31, 2000, Prudential and/or Pruco Life remained a party to approximately 109 individual sales practices actions filed by policyholders who "opted out" of the class action settlement relating to permanent life insurance policies issued in the United States between 1982 and 1995. Some of these cases seek substantial damages while others seek unspecified compensatory, punitive or treble damages. It is possible that substantial punitive damages might be awarded in one or more of these cases. Additional suits may also be filed by other individuals who "opted out" of the settlements.

Prudential has indemnified Pruco Life for any liabilities incurred in connection with sales practices litigation covering policyholders of individual permanent life insurance policies issued in the United States from 1982 to 1995.

As of December 31, 2000 Prudential has paid or reserved for payment of $4.405 billion before tax, equivalent to $2.850 billion after tax, to provide for remediation costs, and additional sales practices costs including related administrative costs, regulatory fines, penalties and related payments, litigation costs and settlements, including settlements associated with the resolution of claims of deceptive sales practices asserted by policyholders who elected to "opt-out" of the class action settlement and litigate their claims against Prudential separately, and other fees and expenses associated with the resolution of sales practices issues.

Additional Information

Pruco Life has filed a registration statement with the SEC under the Securities Act of 1933, relating to the offering described in this prospectus. This prospectus does not include all the information set forth in the registration statement. Certain portions have been omitted pursuant to the rules and regulations of the SEC. The omitted information may, however, be obtained from the SEC's Public Reference Section at 450 Fifth Street, N.W., Washington, D.C. 20549, or by telephoning (800) SEC-0330, upon payment of a prescribed fee.

To reduce costs, we now generally send only a single copy of prospectuses and shareholder reports to each household ("householding"), in lieu of sending a copy to each contract owner that resides in the household. You should be aware that you can revoke or "opt out" of householding at any time by calling 1-877-778-5008.

Further information may also be obtained from Pruco Life. Its address and telephone number are set forth on the inside front cover of this prospectus.

Financial Statements

The financial statements of the Account should be distinguished from the consolidated financial statements of Pruco Life and its subsidiaries which should be considered only as bearing upon the ability of Pruco Life to meet its obligations under the Contracts.

                             DIRECTORS AND OFFICERS

The directors and major officers of Pruco Life, listed with their principal occupations during the past five years, are shown below.

                             DIRECTORS OF PRUCO LIFE

JAMES J. AVERY, JR., Chairman and Director - President, Prudential Individual Life Insurance since 1998; 1997 to 1998: Senior Vice President, Chief Actuary and CFO, Prudential Individual Insurance Group; prior to 1997: President, Prudential Select.

RONALD P. JOELSON, Director - Senior Vice President, Prudential Asset, Liability and Risk Management since 1999; 1996 to 1999: President, Guaranteed Products, Prudential Institutional.

IRA J. KLEINMAN, Director - Executive Vice President, Prudential International Insurance Group since 1997; prior to 1997: Chief Marketing and Product Development Officer, Prudential Individual Insurance Group.

ESTHER H. MILNES, President and Director - Vice President and Chief Actuary, Prudential Individual Life Insurance since 1999; prior to 1999: Vice President and Actuary, Prudential Individual Insurance Group.

DAVID R. ODENATH, JR., Director - President, Prudential Investments since 1999; prior to 1999: Senior Vice President and Director of Sales, Investment Consulting Group, PaineWebber.

I. EDWARD PRICE, Vice Chairman and Director - Senior Vice President and Actuary, Prudential Individual Life Insurance since 1998; prior to 1998: Senior Vice President and Actuary, Prudential Individual Insurance Group.

KIYOFUMI SAKAGUCHI, Director - President and CEO, Prudential International Insurance Group.

                         OFFICERS WHO ARE NOT DIRECTORS

C. EDWARD CHAPLIN, Treasurer - Senior Vice President and Treasurer, Prudential since 2000; prior to 2000: Vice President and Treasurer, Prudential.

JAMES C. DROZANOWSKI, Senior Vice President - Vice President, Operations and Systems, Prudential Individual Financial Services since 1998; prior to 1998:
Vice President and Operations Executive, Prudential Individual Insurance Group.

THOMAS F. HIGGINS, Senior Vice President - Vice President, Annuity Services, Prudential Individual Financial Services since 1999; 1998 to 1999: Vice President, Mutual Funds, Prudential Individual Financial Services; prior to 1998: Principal, Mutual Fund Operations, The Vanguard Group.

CLIFFORD E. KIRSCH, Chief Legal Officer and Secretary - Chief Counsel, Variable Products, Prudential Law Department.

HIROSHI  NAKAJIMA,  Senior  Vice  President  -  President  and CEO,  Pruco  Life
Insurance Company Taiwan Branch since 1997; prior to 1997: Senior Managing Director, Prudential Life Insurance Co., Ltd.

SHIRLEY H. SHAO, Senior Vice President and Chief Actuary - Vice President and Associate Actuary, Prudential since 1996.

WILLIAM J. ECKERT, IV, Vice President and Chief Accounting Officer - Vice President and IFS Controller, Enterprise Financial Management, Prudential since 2000; 1999 to 2000: Vice President and Individual Life Controller, Enterprise Financial Management, Prudential; 1997 to 1999: Vice President, Accounting,
Enterprise Financial Management; prior to 1997: Vice President, Accounting, External Financial Reporting.

The business address of all directors and officers of Pruco Life is 213 Washington Street, Newark, New Jersey 07102-2992.

Pruco Life directors and officers are elected annually.

                     (This page intentionally left blank.)

                             FINANCIAL STATEMENTS OF
                  THE VARIABLE APPRECIABLE LIFE SUBACCOUNTS OF
                   THE PRUCO LIFE VARIABLE APPRECIABLE ACCOUNT


STATEMENTS OF NET ASSETS
For the year ended December 31, 2000

                                                                                    SUBACCOUNTS
                                                 ------------------------------------------------------------------------------

                                                   Prudential      Prudential                      Prudential      Prudential
                                                      Money        Diversified     Prudential       Flexible      Conservative
                                                     Market           Bond           Equity          Managed        Balanced
                                                    Portfolio       Portfolio       Portfolio       Portfolio       Portfolio
                                                 --------------  --------------  --------------  --------------  --------------
ASSETS
  Investment in The Prudential Series Fund, Inc.
    Portfolios at net asset value [Note 3] ....  $  374,618,135  $   90,690,233  $  824,530,460  $1,066,522,857  $  558,271,453
                                                 --------------  --------------  --------------  --------------  --------------
  Net Assets ..................................  $  374,618,135  $   90,690,233  $  824,530,460  $1,066,522,857  $  558,271,453
                                                 ==============  ==============  ==============  ==============  ==============
NET ASSETS, representing:
  Equity of contract owners [Note 4] ..........  $  374,618,135  $   90,690,233  $  824,530,460  $1,066,522,857  $  558,271,453
                                                 --------------  --------------  --------------  --------------  --------------
                                                 $  374,618,135  $   90,690,233  $  824,530,460  $1,066,522,857  $  558,271,453
                                                 ==============  ==============  ==============  ==============  ==============


           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A15 THROUGH A20


                                       A1

                                                     SUBACCOUNTS (Continued)
------------------------------------------------------------------------------------------------------------------------------
  Prudential                                                                                                       Prudential
    High         Prudential                      Prudential                       Prudential                         Small
    Yield           Stock        Prudential        Natural        Prudential      Government      Prudential     Capitalization
    Bond            Index           Value         Resources         Global          Income         Jennison          Stock
  Portfolio       Portfolio       Portfolio       Portfolio        Portfolio       Portfolio       Portfolio       Portfolio
--------------  --------------  --------------  --------------  --------------   -------------  --------------  --------------


$   73,132,321  $  374,502,385  $  119,441,930  $   33,337,056  $  178,248,937   $   9,255,328  $  218,196,124  $   35,475,606
--------------  --------------  --------------  --------------  --------------   -------------  --------------  --------------
$   73,132,321  $  374,502,385  $  119,441,930  $   33,337,056  $  178,248,937   $   9,255,328  $  218,196,124  $   35,475,606
==============  ==============  ==============  ==============  ==============   =============  ==============  ==============

$   73,132,321  $  374,502,385  $  119,441,930  $   33,337,056  $  178,248,937   $   9,255,328  $  218,196,124  $   35,475,606
--------------  --------------  --------------  --------------  --------------   -------------  --------------  --------------
$   73,132,321  $  374,502,385  $  119,441,930  $   33,337,056  $  178,248,937   $   9,255,328  $  218,196,124  $   35,475,606
==============  ==============  ==============  ==============  ==============   =============  ==============  ==============


           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A15 THROUGH A20


                                       A2

                             FINANCIAL STATEMENTS OF
                  THE VARIABLE APPRECIABLE LIFE SUBACCOUNTS OF
                   THE PRUCO LIFE VARIABLE APPRECIABLE ACCOUNT


STATEMENTS OF OPERATIONS
For the periods ended December 31, 2000, 1999 and 1998

                                                                                 SUBACCOUNTS
                                            -------------------------------------------------------------------------------------
                                                           Prudential                                  Prudential
                                                              Money                                    Diversified
                                                             Market                                       Bond
                                                            Portfolio                                   Portfolio
                                            -----------------------------------------   -----------------------------------------
                                                2000          1999           1998           2000          1999           1998
                                            ------------  ------------   ------------   ------------   -----------   ------------
INVESTMENT INCOME
  Dividend income ........................  $ 21,923,321  $ 11,957,892   $  7,321,694   $  5,176,774   $         0   $  4,540,659
                                            ------------  ------------   ------------   ------------   -----------   ------------
EXPENSES
  Charges to contract owners for assuming
    mortality risk and expense risk
    [Notes 5A] ...........................     2,167,079     1,437,464        832,314        488,119       467,557        440,438
  Reimbursement for excess expenses
    [Note 5D] ............................        17,693)      (10,332)        (6,522)       (33,239)      (18,429)       (17,331)
                                            ------------  ------------   ------------   ------------   -----------   ------------
NET EXPENSES .............................     2,149,386     1,427,132        825,792        454,880       449,128        423,107
                                            ------------  ------------   ------------   ------------   -----------   ------------
NET INVESTMENT INCOME (LOSS) .............    19,773,935    10,530,760      6,495,902      4,721,894      (449,128)     4,117,552
                                            ------------  ------------   ------------   ------------   -----------   ------------
NET REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS
  Capital gains distributions received ...             0             0              0          9,972       217,355        262,836
  Realized gain (loss) on shares
    redeemed .............................             0             0              0        197,518        69,374        174,627
  Net change in unrealized gain (loss)
    on investments .......................             0             0              0      2,385,205      (831,201)        73,088
                                            ------------  ------------   ------------   ------------   -----------   ------------
NET GAIN (LOSS) ON INVESTMENTS ...........             0             0              0      2,592,695      (544,472)       510,551
                                            ------------  ------------   ------------   ------------   -----------   ------------
NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM
  OPERATIONS .............................  $ 19,773,935  $ 10,530,760   $  6,495,902   $  7,314,589   $  (993,600)  $  4,628,103
                                            ============  ============   ============   ============   ===========   ============


           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A15 THROUGH A20


                                       A3

                                                     SUBACCOUNTS (Continued)
---------------------------------------------------------------------------------------------------------------------------------

                Prudential                                  Prudential                                 Prudential
                  Equity                                 Flexible Managed                         Conservative Balanced
                 Portfolio                                  Portfolio                                  Portfolio
-----------------------------------------  ------------------------------------------  ------------------------------------------
   2000            1999          1998           2000          1999          1998           2000          1999           1998
------------   ------------  ------------  -------------  ------------   ------------  -------------  ------------   ------------

$ 15,250,367   $ 14,415,104  $ 15,582,045  $  39,776,142  $     53,182   $ 38,101,728  $  21,005,230  $ 24,546,800   $ 25,145,187
------------   ------------  ------------  -------------  ------------   ------------  -------------  ------------   ------------



   4,831,399      5,122,283     5,123,051      6,662,208     7,020,385      7,013,282      3,462,486     3,606,639      3,550,351

    (739,884)      (692,806)     (740,855)    (2,677,881)   (2,725,324)    (2,657,281)    (1,119,468)   (1,065,488)    (1,018,563)
------------   ------------  ------------  -------------  ------------   ------------  -------------  ------------   ------------
   4,091,515      4,429,477     4,382,196      3,984,327     4,295,061      4,356,001      2,343,018     2,541,151      2,531,788
------------   ------------  ------------  -------------  ------------   ------------  -------------  ------------   ------------
  11,158,852      9,985,627    11,199,849     35,791,815    (4,241,879)    33,745,727     18,662,212    22,005,649     22,613,399
------------   ------------  ------------  -------------  ------------   ------------  -------------  ------------   ------------


 133,707,648    101,838,960    92,257,856     15,770,519    13,493,901    120,086,729      4,283,674     3,418,854     35,735,484
  12,759,291     30,562,177    22,299,396      9,064,141     8,687,128      8,717,338      3,922,178     4,164,171      3,601,498

(137,457,632)   (45,860,592)  (55,442,702)   (80,774,371)   66,161,585    (53,221,275)   (31,790,718)    7,019,129      1,172,190
------------   ------------  ------------  -------------  ------------   ------------  -------------  ------------   ------------
   9,009,307     86,540,545    59,114,550    (55,939,711)   88,342,614     75,582,792    (23,584,866)   14,602,154     40,509,172
------------   ------------  ------------  -------------  ------------   ------------  -------------  ------------   ------------


$ 20,168,159   $ 96,526,172  $ 70,314,399  $ (20,147,896) $ 84,100,735   $109,328,519  $  (4,922,654) $ 36,607,803   $ 63,122,571
============   ============  ============  =============  ============   ============  =============  ============   ============


           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A15 THROUGH A20


                                       A4

                             FINANCIAL STATEMENTS OF
                  THE VARIABLE APPRECIABLE LIFE SUBACCOUNTS OF
                   THE PRUCO LIFE VARIABLE APPRECIABLE ACCOUNT


STATEMENTS OF OPERATIONS
For the periods ended December 31, 2000, 1999 and 1998

                                                                                  SUBACCOUNTS
                                            -------------------------------------------------------------------------------------
                                                           Prudential                                  Prudential
                                                           High Yield                                     Stock
                                                              Bond                                        Index
                                                            Portfolio                                   Portfolio
                                            -----------------------------------------  ------------------------------------------
                                                2000          1999          1998           2000           1999           1998
                                            ------------  ------------ --------------  -------------  ------------   ------------
INVESTMENT INCOME
  Dividend income ........................  $  9,035,452  $   231,604  $  5,833,057    $  3,342,887   $  3,454,325   $  2,391,120
                                            ------------  ------------ --------------  -------------  ------------   ------------
EXPENSES
  Charges to contract owners for assuming
    mortality risk and expense risk
    [Notes 5A] ...........................       462,703       491,069        313,600      2,296,284     1,869,495      1,080,631
  Reimbursement for excess expenses
    [Note 5D] ............................             0             0              0              0             0              0
                                            ------------  ------------ --------------  -------------  ------------   ------------
NET EXPENSES .............................       462,703       491,069        313,600      2,296,284     1,869,495      1,080,631
                                            ------------  ------------ --------------  -------------  ------------   ------------
NET INVESTMENT INCOME (LOSS) .............     8,572,749      (259,465)     5,519,457      1,046,603     1,584,830      1,310,489
                                            ------------  ------------ --------------  -------------  ------------   ------------
NET REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS
  Capital gains distributions received ...             0             0              0     13,128,272     4,290,756      3,715,956
  Realized gain (loss) on shares
    redeemed .............................      (666,603)     (829,891)      (184,781)    10,510,388    15,770,959      5,816,280
  Net change in unrealized gain (loss)
    on investments .......................   (14,601,384)    4,361,938     (5,663,620)   (63,495,247)   36,090,405     39,830,579
                                            ------------  ------------ --------------  -------------  ------------   ------------
NET GAIN (LOSS) ON INVESTMENTS ...........   (15,267,987)    3,532,047     (5,848,401)   (39,856,587)   56,152,120     49,362,815
                                            ------------  ------------ --------------  -------------  ------------   ------------
NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM
  OPERATIONS .............................  $ (6,695,238) $  3,272,582 $     (328,944) $ (38,809,984) $ 57,736,950   $ 50,673,304
                                            ============  ============ ==============  =============  ============   ============


           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A15 THROUGH A20


                                       A5

                                                      SUBACCOUNTS (Continued)
---------------------------------------------------------------------------------------------------------------------------------
                                                            Prudential
                Prudential                                    Natural                                  Prudential
                   Value                                     Resources                                   Global
                 Portfolio                                   Portfolio                                  Portfolio
-----------------------------------------   -----------------------------------------  ------------------------------------------
    2000           1999          1998           2000           1999          1998           2000          1999           1998
------------   ------------  ------------   ------------  ------------ --------------  -------------  ------------   ------------

$  2,310,478   $  2,352,951  $  2,687,713   $    379,227  $    139,023 $      184,247  $   1,450,526  $    582,037   $    767,006
------------   ------------  ------------   ------------  ------------ --------------  -------------  ------------   ------------



     604,613        611,129       607,915        158,545       120,170        134,251      1,182,883       794,369        282,944

           0              0             0              0             0              0              0             0              0
------------   ------------  ------------   ------------  ------------ --------------  -------------  ------------   ------------
     604,613        611,129       607,915        158,545       120,170        134,251      1,182,883       794,369        282,944
------------   ------------  ------------   ------------  ------------ --------------  -------------  ------------   ------------
   1,705,865      1,741,822     2,079,798        220,682        18,853         49,996        267,643      (212,332)       484,062
------------   ------------  ------------   ------------  ------------ --------------  -------------  ------------   ------------


   8,208,818     11,452,953     5,974,930              0             0      1,227,683     12,714,275     1,020,553      3,473,964

     235,309      2,443,128       997,898        295,040      (463,855)      (665,119)    14,596,534    14,965,295        651,742

   5,167,691     (4,214,000)  (13,181,479)     8,105,009     7,825,406     (4,684,698)   (65,229,412)   45,405,939      6,143,980
------------   ------------  ------------   ------------  ------------ --------------  -------------  ------------   ------------
  13,611,818      9,682,081    (6,208,651)     8,400,049     7,361,551     (4,122,134)   (37,918,603)   61,391,787     10,269,686
------------   ------------  ------------   ------------  ------------ --------------  -------------  ------------   ------------


$ 15,317,683   $ 11,423,903  $ (4,128,853)  $  8,620,731  $  7,380,404 $   (4,072,138) $ (37,650,960) $ 61,179,455   $ 10,753,748
============   ============  ============   ============  ============ ==============  =============  ============   ============


           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A15 THROUGH A20


                                       A6

                             FINANCIAL STATEMENTS OF
                  THE VARIABLE APPRECIABLE LIFE SUBACCOUNTS OF
                   THE PRUCO LIFE VARIABLE APPRECIABLE ACCOUNT


STATEMENTS OF OPERATIONS
For the periods ended December 31, 2000, 1999 and 1998

                                                                                 SUBACCOUNTS
                                            -------------------------------------------------------------------------------------

                                                            Prudential                                 Prudential
                                                         Government Income                              Jennison
                                                             Portfolio                                  Portfolio
                                            -----------------------------------------  ------------------------------------------
                                                2000           1999          1998           2000          1999           1998
                                            ------------   -----------    -----------  -------------  ------------   ------------
INVESTMENT INCOME
  Dividend income ........................  $    669,345   $         0    $   540,324  $     153,030  $    187,327   $     94,006
                                            ------------   -----------    -----------  -------------  ------------   ------------
EXPENSES
  Charges to contract owners for assuming
    mortality risk and expense risk
   [Notes 5A] ............................        52,434        59,622         55,646      1,333,546       641,227        252,490
  Reimbursement for excess expenses
    [Note 5D] ............................             0             0              0              0             0              0
                                            ------------   -----------    -----------  -------------  ------------   ------------
NET EXPENSES .............................        52,434        59,622         55,646      1,333,546       641,227        252,490
                                            ------------   -----------    -----------  -------------  ------------   ------------
NET INVESTMENT INCOME (LOSS) .............       616,911       (59,622)       484,678     (1,180,516)     (453,900)      (158,484)
                                            ------------   -----------    -----------  -------------  ------------   ------------
NET REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS
  Capital gains distributions received ...        24,944             0              0     30,686,678     6,522,518        971,435
  Realized gain (loss) on shares
    redeemed .............................        44,983        35,517         34,945      2,706,746     6,738,415      1,799,613
  Net change in unrealized gain (loss)
    on investments .......................       318,275      (311,189)       222,594    (81,921,624)   29,898,188     11,054,729
                                            ------------   -----------    -----------  -------------  ------------   ------------
NET GAIN (LOSS) ON INVESTMENTS ...........       388,202      (275,672)       257,539    (48,528,200)   43,159,121     13,825,777
                                            ------------   -----------    -----------  -------------  ------------   ------------
NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM
  OPERATIONS .............................  $  1,005,113   $  (335,294)   $   742,217  $ (49,708,716) $ 42,705,221   $ 13,667,293
                                            ============   ===========    ===========  =============  ============   ============


           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A15 THROUGH A20


                                       A7

-----------------------------------------
                Prudential
           Small Capitalization
                   Stock
                 Portfolio
-----------------------------------------
    2000           1999          1998
------------   ------------   -----------

$    153,412   $          0   $   119,884
------------   ------------   -----------



     176,766        126,214       120,693

           0              0             0
------------   ------------   -----------
     176,766        126,214       120,693
------------   ------------   -----------
     (23,354)      (126,214)         (809)
------------   ------------   -----------


   1,528,426        389,215     1,284,066

      68,742        (52,227)       (6,855)

   1,740,263      2,341,904    (1,835,474)
------------   ------------   -----------
   3,337,431      2,678,892      (558,263)
------------   ------------   -----------


$  3,314,077   $  2,552,678   $  (559,072)
============   ============   ===========


           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A15 THROUGH A20


                                       A8

                             FINANCIAL STATEMENTS OF
                  THE VARIABLE APPRECIABLE LIFE SUBACCOUNTS OF
                   THE PRUCO LIFE VARIABLE APPRECIABLE ACCOUNT


STATEMENTS OF CHANGES IN NET ASSETS
For the periods ended December 31, 2000, 1999 and 1998

                                                                                    SUBACCOUNTS
                                              -------------------------------------------------------------------------------------
                                                              Prudential                                 Prudential
                                                             Money Market                             Diversified Bond
                                                               Portfolio                                  Portfolio
                                              -----------------------------------------   -----------------------------------------
                                                  2000           1999          1998           2000          1999           1998
                                              ------------  ------------   ------------   ------------  ------------   ------------
OPERATIONS
  Net investment income (loss) .............  $ 19,773,935  $ 10,530,760   $  6,495,902   $  4,721,894  $   (449,128)  $  4,117,552
  Capital gains distributions received .....             0             0              0          9,972       217,355        262,836
  Realized gain (loss) on shares redeemed ..             0             0              0        197,518        69,374        174,627
  Net change in unrealized gain (loss) on
    investments ............................             0             0              0      2,385,205      (831,201)        73,088
                                              ------------  ------------   ------------   ------------  ------------   ------------

NET INCREASE (DECREASE) IN
  NET ASSETS RESULTING FROM
  OPERATIONS ...............................    19,773,935    10,530,760      6,495,902      7,314,589      (993,600)     4,628,103
                                              ------------  ------------   ------------   ------------  ------------   ------------

PREMIUM PAYMENTS
  AND OTHER OPERATING TRANSFERS
  Contract Owner Net Payments ..............    46,510,902   291,867,279    230,584,983     11,819,293     9,213,218      6,525,706
  Policy Loans .............................    (7,829,678)   (4,003,912)    (2,667,911)    (1,659,052)   (1,646,549)    (1,912,675)
  Policy Loan Repayments and Interest ......     3,136,456     3,688,681      1,177,559      1,668,688     1,939,244      1,564,318
  Surrenders, Withdrawals and
    Death Benefits .........................    (4,229,392)   (3,216,419)   (10,685,261)    (5,010,626)   (3,977,332)    (3,620,023)
  Net Transfers From (To) Other Subaccounts
    or Fixed Rate Option ...................   (26,777,857)  (68,358,175)  (139,236,713)     2,592,035       (41,084)     1,555,360
  Administrative and Other Charges .........    (8,721,658)   (6,681,729)    (3,846,260)    (4,043,988)   (3,374,192)    (2,755,767)
                                              ------------  ------------   ------------   ------------  ------------   ------------

NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM PREMIUM
  PAYMENTS AND OTHER OPERATING
  TRANSFERS ................................     2,088,773   213,295,725     75,326,397      5,366,350     2,113,305      1,356,919
                                              ------------  ------------   ------------   ------------  ------------   ------------

NET INCREASE (DECREASE) IN NET
  ASSETS RETAINED IN THE
  ACCOUNT [Note 7] .........................             0             0     (1,697,004)             0             0          3,878
                                              ------------  ------------   ------------   ------------  ------------   ------------

TOTAL INCREASE (DECREASE) IN NET
  ASSETS ...................................    21,862,708   223,826,485     80,125,295     12,680,939     1,119,705      5,988,900

NET ASSETS:
  Beginning of period ......................   352,755,427   128,928,942     48,803,647     78,009,294    76,889,589     70,900,689
                                              ------------  ------------   ------------   ------------  ------------   ------------
  End of period ............................  $374,618,135  $352,755,427   $128,928,942   $ 90,690,233  $ 78,009,294   $ 76,889,589
                                              ============  ============   ============   ============  ============   ============


           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A15 THROUGH A20


                                       A9

                                                       SUBACCOUNTS (Continued)
-----------------------------------------------------------------------------------------------------------------------------------
               Prudential                                    Prudential                                  Prudential
                 Equity                                  Flexible Managed                          Conservative Balanced
                Portfolio                                    Portfolio                                    Portfolio
----------------------------------------  -----------------------------------------------  ----------------------------------------
    2000          1999          1998            2000            1999            1998           2000          1999          1998
------------  ------------  ------------  --------------   --------------  --------------  ------------  ------------  ------------

$ 11,158,852  $  9,985,627  $ 11,199,849  $   35,791,815   $   (4,241,879) $   33,745,727  $ 18,662,212  $ 22,005,649  $ 22,613,399
 133,707,648   101,838,960    92,257,856      15,770,519       13,493,901     120,086,729     4,283,674     3,418,854    35,735,484
  12,759,291    30,562,177    22,299,396       9,064,141        8,687,128       8,717,338     3,922,178     4,164,171     3,601,498

(137,457,632)  (45,860,592)  (55,442,702)    (80,774,371)      66,161,585     (53,221,275)  (31,790,718)    7,019,129     1,172,190
------------  ------------  ------------  --------------   --------------  --------------  ------------  ------------  ------------



  20,168,159    96,526,172    70,314,399     (20,147,896)      84,100,735     109,328,519    (4,922,654)   36,607,803    63,122,571
------------  ------------  ------------  --------------   --------------  --------------  ------------  ------------  ------------



  42,565,304    21,967,601    46,913,467      57,932,122       25,375,491      64,854,058    34,130,144    16,841,992    35,878,600
 (22,807,204)  (25,270,787)  (27,628,665)    (30,334,158)     (31,546,845)    (34,421,241)  (12,325,683)  (13,483,060)  (14,672,747)
  18,961,480    22,439,687    19,108,549      25,376,705       32,238,484      24,491,018    11,313,927    12,607,451    11,720,294

 (39,941,255)  (35,567,708)  (52,901,596)    (57,164,266)     (53,970,161)    (56,024,536)  (28,790,357)  (25,211,828)  (29,207,186)

 (35,007,754)  (31,481,752)   (3,542,834)    (49,024,693)     (28,719,869)    (17,651,111)  (25,008,238)  (11,980,279)   (8,889,136)
 (24,831,927)  (25,189,715)  (25,435,162)    (36,333,319)     (37,896,636)    (39,005,157)  (20,379,353)  (20,727,360)  (20,731,480)
------------  ------------  ------------  --------------   --------------  --------------  ------------  ------------  ------------




 (61,061,356)  (73,102,674)  (43,486,241)    (89,547,609)     (94,519,536)    (57,756,969)  (41,059,560)  (41,953,084)  (25,901,655)
------------  ------------  ------------  --------------   --------------  --------------  ------------  ------------  ------------



           0             0      (160,831)              0                0        (399,096)            0             0      (143,273)
------------  ------------  ------------  --------------   --------------  --------------  ------------  ------------  ------------


 (40,893,197)   23,423,498    26,667,327    (109,695,505)     (10,418,801)     51,172,454   (45,982,214)   (5,345,281)   37,077,643


 865,423,657   842,000,159   815,332,832   1,176,218,362    1,186,637,163   1,135,464,709   604,253,667   609,598,948   572,521,305
------------  ------------  ------------  --------------   --------------  --------------  ------------  ------------  ------------
$824,530,460  $865,423,657  $842,000,159  $1,066,522,857   $1,176,218,362  $1,186,637,163  $558,271,453  $604,253,667  $609,598,948
============  ============  ============  ==============   ==============  ==============  ============  ============  ============


           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A15 THROUGH A20


                                       A10

                             FINANCIAL STATEMENTS OF
                  THE VARIABLE APPRECIABLE LIFE SUBACCOUNTS OF
                   THE PRUCO LIFE VARIABLE APPRECIABLE ACCOUNT


STATEMENTS OF CHANGES IN NET ASSETS
For the periods ended December 31, 2000, 1999 and 1998

                                                                                  SUBACCOUNTS
                                            -------------------------------------------------------------------------------------

                                                            Prudential                                 Prudential
                                                          High Yield Bond                              Stock Index
                                                             Portfolio                                  Portfolio
                                            -----------------------------------------   -----------------------------------------
                                                2000           1999          1998           2000          1999           1998
                                            ------------  ------------   ------------   ------------  ------------   ------------
OPERATIONS
  Net investment income (loss) ............ $  8,572,749  $   (259,465)  $  5,519,457   $  1,046,603  $  1,584,830   $  1,310,489
  Capital gains distributions received ....            0             0              0     13,128,272     4,290,756      3,715,956
  Realized gain (loss) on shares redeemed .     (666,603)     (829,891)      (184,781)    10,510,388    15,770,959      5,816,280
  Net change in unrealized gain (loss) on
    investments ...........................  (14,601,384)    4,361,938     (5,663,620)   (63,495,247)   36,090,405     39,830,579
                                            ------------  ------------   ------------   ------------  ------------   ------------

NET INCREASE (DECREASE) IN
  NET ASSETS RESULTING FROM
  OPERATIONS ..............................   (6,695,238)    3,272,582       (328,944)   (38,809,984)   57,736,950     50,673,304
                                            ------------  ------------   ------------   ------------  ------------   ------------

PREMIUM PAYMENTS
  AND OTHER OPERATING TRANSFERS
  Contract Owner Net Payments .............    5,464,094     3,691,424      4,510,013     49,900,843    34,027,403     22,254,412
  Policy Loans ............................     (752,193)     (901,124)    (1,009,491)    (8,469,839)   (9,143,580)    (4,951,084)
  Policy Loan Repayments and Interest .....      800,641       942,474        832,922      4,230,885     8,218,322      5,657,189
  Surrenders, Withdrawals and
    Death Benefits ........................   (1,963,376)   (1,587,661)    (1,848,918)   (12,956,007)  (12,349,782)    (9,039,306)
  Net Transfers From (To) Other Subaccounts
    or Fixed Rate Option ..................   (2,546,985)   (1,433,615)    39,327,603     25,759,714    50,141,104     62,958,405
  Administrative and Other Charges ........   (2,336,359)   (2,332,129)    (1,832,130)   (16,977,972)  (12,115,753)    (7,374,716)
                                            ------------  ------------   ------------   ------------  ------------   ------------

NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM PREMIUM
  PAYMENTS AND OTHER OPERATING
  TRANSFERS ...............................   (1,334,178)   (1,620,631)    39,979,999     41,487,624    58,777,714     69,504,900
                                            ------------  ------------   ------------   ------------  ------------   ------------

NET INCREASE (DECREASE) IN NET
  ASSETS RETAINED IN THE
  ACCOUNT [Note 7] ........................            0             0        (79,861)             0             0        790,662
                                            ------------  ------------   ------------   ------------  ------------   ------------

TOTAL INCREASE (DECREASE) IN NET
  ASSETS ..................................   (8,029,416)    1,651,951     39,571,194      2,677,640   116,514,664    120,968,866

NET ASSETS:
  Beginning of period .....................   81,161,737    79,509,786     39,938,592    371,824,745   255,310,081    134,341,215
                                            ------------  ------------   ------------   ------------  ------------   ------------
  End of period ........................... $ 73,132,321  $ 81,161,737   $ 79,509,786   $374,502,385  $371,824,745   $255,310,081
                                            ============  ============   ============   ============  ============   ============


           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A15 THROUGH A20


                                       A11

                                                      SUBACCOUNTS (Continued)
---------------------------------------------------------------------------------------------------------------------------------
                                                            Prudential
                Prudential                                    Natural                                  Prudential
                   Value                                     Resources                                   Global
                 Portfolio                                   Portfolio                                  Portfolio
-----------------------------------------   -----------------------------------------   -----------------------------------------
    2000           1999          1998           2000           1999          1998           2000          1999           1998
------------   ------------  ------------   ------------  ------------   ------------   ------------  ------------   ------------

$  1,705,865   $  1,741,822  $  2,079,798   $    220,682  $     18,853   $     49,996   $    267,643  $   (212,332)  $    484,062
   8,208,818     11,452,953     5,974,930              0             0      1,227,683     12,714,275     1,020,553      3,473,934
     235,309      2,443,128       997,898        295,040      (463,855)      (665,119)    14,596,534    14,965,295        651,742

   5,167,691     (4,214,000)  (13,181,479)     8,105,009     7,825,406     (4,684,698)   (65,229,412)   45,405,939      6,143,980
------------   ------------  ------------   ------------  ------------   ------------   ------------  ------------   ------------



  15,317,683     11,423,903    (4,128,853)     8,620,731     7,380,404     (4,072,138)   (37,650,960)   61,179,455     10,753,718
------------   ------------  ------------   ------------  ------------   ------------   ------------  ------------   ------------



  14,251,719      9,746,539    12,000,153      1,174,858       506,781      1,957,889     14,739,398     5,006,744      3,547,480
  (2,633,185)    (2,784,001)   (3,291,047)      (828,971)     (606,615)      (764,531)    (2,428,695)   (1,079,045)    (1,153,101)
   2,009,559      2,348,262     1,845,415        663,004       886,419        585,062      1,151,064       818,588        577,417

  (4,276,845)    (4,314,358)   (4,700,423)    (1,054,810)   (1,100,956)    (1,294,331)    (2,853,578)   (1,254,030)    (1,106,969)

  (2,866,084)    (7,934,532)    9,923,725      2,895,531    (1,640,963)    (4,279,014)    22,758,745    40,973,920     46,088,034
  (5,322,042)    (4,541,664)   (3,993,433)      (771,337)     (660,509)      (814,455)    (5,024,811)   (2,371,271)    (1,342,564)
------------   ------------  ------------   ------------  ------------   ------------   ------------  ------------   ------------




   1,163,122     (7,479,754)   11,784,390      2,078,275    (2,615,843)    (4,609,380)    28,342,123    42,094,906     46,610,297
------------   ------------  ------------   ------------  ------------   ------------   ------------  ------------   ------------



           0              0      (206,095)             0             0          6,815              0             0       (317,822)
------------   ------------  ------------   ------------  ------------   ------------   ------------  ------------   ------------


  16,480,805      3,944,149     7,449,442     10,699,006     4,764,561     (8,674,703)    (9,308,837)  103,274,361     57,046,193


 102,961,125     99,016,976    91,567,534     22,638,050    17,873,489     26,548,192    187,557,774    84,283,413     27,237,220
------------   ------------  ------------   ------------  ------------   ------------   ------------  ------------   ------------
$119,441,930   $102,961,125  $ 99,016,976   $ 33,337,056  $ 22,638,050   $ 17,873,489   $178,248,937  $187,557,774   $ 84,283,413
============   ============  ============   ============  ============   ============   ============  ============   ============


           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A15 THROUGH A20


                                       A12

                             FINANCIAL STATEMENTS OF
                  THE VARIABLE APPRECIABLE LIFE SUBACCOUNTS OF
                   THE PRUCO LIFE VARIABLE APPRECIABLE ACCOUNT


STATEMENTS OF CHANGES IN NET ASSETS
For the periods ended December 31, 2000, 1999 and 1998

                                                                                    SUBACCOUNTS
                                            ---------------------------------------------------------------------------------------

                                                            Prudential                                 Prudential
                                                         Government Income                              Jennison
                                                             Portfolio                                  Portfolio
                                            -----------------------------------------     -----------------------------------------
                                                2000           1999          1998             2000          1999           1998
                                            ------------  ------------   ------------     ------------  ------------   ------------
OPERATIONS
  Net investment income (loss) ...........  $    616,911  $    (59,622)  $    484,678     $ (1,180,516) $   (453,900)  $   (158,484)
  Capital gains distributions received ...        24,944             0              0       30,686,678     6,522,518        971,435
  Realized gain (loss) on shares redeemed         44,983        35,517         34,945        2,706,746     6,738,415      1,799,613
  Net change in unrealized gain (loss) on
    investments ..........................       318,275      (311,189)       222,594      (81,921,624)   29,898,188     11,054,729
                                            ------------  ------------   ------------     ------------  ------------   ------------

NET INCREASE (DECREASE) IN
  NET ASSETS RESULTING FROM
  OPERATIONS .............................     1,005,113      (335,294)       742,217      (49,708,716)   42,705,221     13,667,293
                                            ------------  ------------   ------------     ------------  ------------   ------------

PREMIUM PAYMENTS
  AND OTHER OPERATING TRANSFERS
  Contract Owner Net Payments ............       441,505       192,491        542,296       48,284,668    30,287,545     10,395,819
  Policy Loans ...........................      (156,555)     (224,184)      (315,738)      (8,584,646)   (4,044,172)    (1,342,282)
  Policy Loan Repayments and Interest ....       338,722       370,007        228,598        3,292,236     1,878,823        802,423
  Surrenders, Withdrawals and
    Death Benefits .......................      (531,108)     (724,521)      (423,954)      (7,023,561)   (3,757,076)    (8,014,188)
  Net Transfers From (To) Other Subaccounts
    or Fixed Rate Option .................      (948,550)      259,745      1,172,653       68,964,610    55,494,343     24,792,645
  Administrative and Other Charges .......      (265,413)     (309,097)      (324,094)     (15,272,165)   (7,124,250)    (2,746,775)
                                            ------------  ------------   ------------     ------------  ------------   ------------

NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM PREMIUM
  PAYMENTS AND OTHER OPERATING
  TRANSFERS ..............................    (1,121,399)     (435,559)       879,761       89,661,142    72,735,213     23,887,642
                                            ------------  ------------   ------------     ------------  ------------   ------------

NET INCREASE (DECREASE) IN NET
  ASSETS RETAINED IN THE
  ACCOUNT [Note 7] .......................             0             0        (12,462)               0             0        288,264
                                            ------------  ------------   ------------     ------------  ------------   ------------

TOTAL INCREASE (DECREASE) IN NET
  ASSETS .................................      (116,286)     (770,853)     1,609,516       39,952,426   115,440,434     37,843,199

NET ASSETS:
  Beginning of period ....................     9,371,614    10,142,467      8,532,951      178,243,698    62,803,264     24,960,065
                                            ------------  ------------   ------------     ------------  ------------   ------------
  End of period ..........................  $  9,255,328  $  9,371,614   $ 10,142,467     $218,196,124  $178,243,698   $ 62,803,264
                                            ============  ============   ============     ============  ============   ============


           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A15 THROUGH A20


                                       A13

             -----------------------------------------
                           Prudential
                      Small Capitalization
                              Stock
                            Portfolio
             -----------------------------------------
                 2000           1999          1998
             ------------   ------------  ------------

             $    (23,354)  $   (126,214) $       (809)
                1,528,426        389,215     1,284,066
                   68,742        (52,227)       (6,855)

                1,740,263      2,341,904    (1,835,474)
             ------------   ------------  ------------



                3,314,077      2,552,678      (559,072)
             ------------   ------------  ------------



                1,252,614        835,244     1,292,334
               (1,036,683)      (674,561)     (779,533)
                  506,755        553,386       427,135

                 (975,233)      (768,497)     (756,255)

                9,233,573      1,166,090     2,952,908
                 (715,373)      (555,522)     (538,073)
             ------------   ------------  ------------




                8,265,653        556,140     2,598,516
             ------------   ------------  ------------



                        0              0      (124,119)
             ------------   ------------  ------------


               11,579,730      3,108,818     1,915,325


               23,895,876     20,787,058    18,871,733
             ------------   ------------  ------------
             $ 35,475,606   $ 23,895,876  $ 20,787,058
             ============   ============  ============


           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A15 THROUGH A20


                                       A14

                        NOTES TO FINANCIAL STATEMENTS OF
                  THE VARIABLE APPRECIABLE LIFE SUBACCOUNTS OF
                   THE PRUCO LIFE VARIABLE APPRECIABLE ACCOUNT
                                December 31, 2000


Note 1: General

        Pruco Life Variable Appreciable Account (the "Account") was established on January 13, 1984 under Arizona law as a separate investment account of Pruco Life Insurance Company ("Pruco Life") which is a wholly-owned subsidiary of The Prudential Insurance Company of America ("Prudential"). The assets of the Account are segregated from Pruco Life's other assets. Proceeds from sales of purchases of Pruco Life's Variable Appreciable Life ("VAL") contracts and Pruco Life's Variable Universal Life ("VUL") contracts are invested in the Account as directed by the contract owners.

        The Account is registered under the Investment Company Act of 1940, as amended, as a unit investment trust. There are eighteen subaccounts within the Account. VAL contracts offer the option to invest in thirteen of these subaccounts within the Account, each of which invests in a corresponding portfolio of the Prudential Series Fund, Inc. (the "Series Fund"). The Series Fund is a diversified open-end management investment company, and is managed by Prudential.

        New sales of the VAL product which invest in the Account were discontinued as of May 1, 1992. However, premium payments made by current VAL contract owners will continue to be received by the Account.

Note 2: Significant Accounting Policies

        The accompanying financial statements are prepared in conformity with accounting principles generally accepted in the United States ("GAAP"). The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

        Investments--The investments in shares of the Series Fund are stated at the net asset value of the respective portfolio.

        Security Transactions--Realized gains and losses on security transactions are reported on an average cost basis. Purchase and sale transactions are recorded as of the trade date of the security being purchased or sold.

        Distributions Received--Dividend and capital gain distributions received are reinvested in additional shares of the Series Fund and are recorded on the ex-dividend date.


                                       A15

Note 3: Investment Information for the Prudential Series Fund, Inc. Portfolios

        The net asset value per share for each portfolio of the Series Fund, the number of shares (rounded) of each portfolio held by the subaccounts and the aggregate cost of investments in such shares at December 31, 2000 were as follows:

                                                                               PORTFOLIOS
                                           -----------------------------------------------------------------------------------
                                            Prudential       Prudential                         Prudential        Prudential
                                               Money         Diversified       Prudential        Flexible        Conservative
                                              Market            Bond             Equity           Managed          Balanced
                                           ------------     ------------      ------------   --------------      ------------
        Number of shares (rounded):          37,461,813        8,039,914        33,654,304       64,520,439        38,159,361
        Net asset value per share:         $      10.00     $      11.28      $      24.50   $        16.53      $      14.63
        Cost:                              $374,618,135     $ 87,406,825      $764,946,898   $1,013,809,624      $538,520,685

                                                                         PORTFOLIOS (Continued)
                                           -----------------------------------------------------------------------------------
                                            Prudential       Prudential                         Prudential
                                            High Yield          Stock          Prudential         Natural         Prudential
                                               Bond             Index             Value          Resources          Global
                                           ------------     ------------      ------------   --------------      ------------
        Number of shares (rounded):          11,910,801        9,687,077         5,837,826        1,413,185         7,549,722
        Net asset value per share:         $       6.14     $      38.66      $      20.46   $        23.59      $      23.61
        Cost:                              $ 88,818,423     $305,522,897      $107,515,215   $   23,111,753      $189,173,834

                                                       PORTFOLIOS (Continued)
                                           ------------------------------------------------
                                            Prudential                         Prudential
                                            Government       Prudential           Small
                                              Income          Jennison       Capitalization
                                           ------------     ------------      ------------
        Number of shares (rounded):             769,994        9,499,178         2,073,384
        Net asset value per share:         $      12.02     $      22.97      $      17.11
        Cost:                              $  8,811,974     $255,690,397      $ 31,140,433


                                       A16

Note 4: Contract Owner Unit Information

        Outstanding contract owner units (rounded), unit values and total value of contract owner equity at December 31, 2000 were as follows:

                                                                                 SUBACCOUNTS
                                                ---------------------------------------------------------------------------------
                                                  Prudential      Prudential                       Prudential         Prudential
                                                    Money        Diversified      Prudential        Flexible         Conservative
                                                   Market           Bond           Equity            Managed           Balanced
                                                  Portfolio       Portfolio       Portfolio         Portfolio          Portfolio
                                                ------------     -----------     ------------     --------------     ------------
        Contract Owner Units Outstanding
          (VAL--Rounded): ..............          20,260,104      21,017,298       95,791,554        209,395,841      131,658,381
        Unit Value (VAL) ...............        $    2.12421     $   3.26626     $    8.28558     $      5.01132     $    4.10255
                                                ------------     -----------     ------------     --------------     ------------
        Contract Owner Equity (VAL) ....        $ 43,036,716     $68,647,959     $793,688,584     $1,049,349,564     $540,135,089
                                                ------------     -----------     ------------     --------------     ------------

        Contract Owner Units Outstanding
          (VUL--Rounded): ..............         273,286,644      17,846,839       19,755,870         12,711,730       13,712,349
        Unit Value (VUL) ...............        $    1.21331     $   1.23508     $    1.56115     $      1.35098     $    1.32263
                                                ------------     -----------     ------------     --------------     ------------
        Contract Owner Equity (VUL) ....        $331,581,419     $22,042,274     $ 30,841,876     $   17,173,293     $ 18,136,364
                                                ------------     -----------     ------------     --------------     ------------
        TOTAL CONTRACT OWNER EQUITY ....        $374,618,135     $90,690,233     $824,530,460     $1,066,522,857     $558,271,453
                                                ============     ===========     ============     ==============     ============

                                                                           SUBACCOUNTS (Continued)
                                                ---------------------------------------------------------------------------------
                                                 Prudential       Prudential                       Prudential
                                                 High Yield         Stock         Prudential        Natural           Prudential
                                                   Bond             Index           Value          Resources            Global
                                                 Portfolio        Portfolio       Portfolio        Portfolio           Portfolio
                                                ------------     ------------    ------------     --------------     ------------
        Contract Owner Units Outstanding
          (VAL--Rounded): ..............          11,645,367       39,472,102      16,772,141          7,753,904       27,252,626
        Unit Value (VAL) ...............        $    2.27300     $    5.60876    $    5.40997     $      4.29939     $    2.11852
                                                ------------     ------------    ------------     --------------     ------------
        Contract Owner Equity (VAL) ....        $ 26,469,919     $221,389,548    $ 90,736,779     $   33,337,056     $ 57,735,233
                                                ------------     ------------    ------------     --------------     ------------

        Contract Owner Units Outstanding
          (VUL--Rounded): ..............          44,424,728       83,651,761      16,535,987                N/A       73,957,474
        Unit Value (VUL) ...............        $    1.05037     $    1.83036    $    1.73592                N/A     $    1.62950
                                                ------------     ------------    ------------     --------------     ------------
        Contract Owner Equity (VUL) ....        $ 46,662,402     $153,112,837    $ 28,705,151                N/A     $120,513,704
                                                ------------     ------------    ------------     --------------     ------------
        TOTAL CONTRACT OWNER EQUITY ....        $ 73,132,321     $374,502,385    $119,441,930     $   33,337,056     $178,248,937
                                                ============     ============    ============     ==============     ============

                                                                SUBACCOUNTS (Continued)
                                                 ---------------------------------------------
                                                 Prudential                       Prudential
                                                 Government       Prudential        Small
                                                  Income           Jennison     Capitalization
                                                 Portfolio         Portfolio      Portfolio
                                                ------------     --------------  ------------
        Contract Owner Units Outstanding
          (VAL--Rounded): ..............           3,973,745         53,745,960    16,176,231
        Unit Value (VAL) ...............        $    2.32912     $      2.95904  $    2.19307
                                                ------------     --------------  ------------
        Contract Owner Equity (VAL) ....        $  9,255,328     $  159,036,446  $ 35,475,606
                                                ------------     --------------  ------------

        Contract Owner Units Outstanding
          (VUL--Rounded): ..............                 N/A         28,872,745           N/A
        Unit Value (VUL) ...............                 N/A     $      2.04898           N/A
                                                ------------     --------------  ------------
        Contract Owner Equity (VUL) ....                 N/A     $   59,159,678           N/A
                                                ------------     --------------  ------------
        TOTAL CONTRACT OWNER EQUITY ....        $  9,255,328     $  218,196,124  $ 35,475,606
                                                ============     ==============  ============


                                       A17

Note 5: Charges and Expenses

        A. Mortality Risk and Expense Risk Charges

           The mortality risk and expense risk charges, at an effective annual rate of up to 0.60% are applied daily against the net assets representing equity of VAL and VUL contract owners held in each subaccount. Mortality risk is that contract owners may not live as long as estimated and expense risk is that the cost of issuing and administering the policies may exceed related charges by Pruco Life.

        B. Deferred Sales Charge

           A deferred sales charge is imposed upon the surrender of certain variable life insurance contracts to compensate Pruco Life for sales and other marketing expenses. The amount of any sales charge will depend on the number of years that have elapsed since the contract was issued. No sales charge will be imposed after the tenth year of the contract. No sales charge will be imposed on death benefits.

        C. Partial Withdrawal Charge

           A charge is imposed by Pruco Life on partial withdrawals of the cash surrender value. A charge equal to the lesser of $15 or 2% will be made in connection with each partial withdrawal of the cash surrender value of a contract.

        D. Expense Reimbursement

           Pursuant to a prior merger agreement, the Account is reimbursed by Pruco Life for expenses in excess of 0.40% of VAL's average daily net assets incurred by the Money Market, Diversified Bond, Equity, Flexible Managed, and the Conservative Balanced Portfolios of the Series Fund.

        E. Cost of Insurance and Other Related Charges

           Contract owners contributions are subject to certain deductions prior to being invested in the Account. The deductions are for (1) transaction costs which are deducted from each premium payment to cover premium collection and processing costs; (2) state premium taxes; (3) sales charges which are deducted in order to compensate Pruco Life for the cost of selling the contract. Contracts are also subject to monthly charges for the costs of administering the contract and to compensate Pruco Life for the guaranteed minimum death benefit risk.

Note 6: Taxes

        Pruco Life is taxed as a "life insurance company" as defined by the Internal Revenue Code. The results of operations of the Account form a part of Prudential's consolidated federal tax return. Under current federal law, no federal income taxes are payable by the Account. As such, no provision for tax liability has been recorded in these financial statements.

Note 7: Net Increase (Decrease) in Net Assets Retained in the Account

        The increase (decrease) in net assets retained in the account represents the net contributions (withdrawals) of Pruco Life to (from) the Account. Effective October 13, 1998, Pruco Life no longer maintains a position in the Account. Previously, Pruco Life maintained a position in the Account for liquidity purposes including unit purchases and redemptions, fund share transactions and expense processing.


                                       A18

Note 8: Unit Activity

        Transactions in units (including transfers among subaccounts) for the years ended December 31, 2000, 1999 and 1998 were as follows:

                                                                             SUBACCOUNTS
                                      -------------------------------------------------------------------------------------
                                                      Prudential                                  Prudential
                                                     Money Market                              Diversified Bond
                                                       Portfolio                                   Portfolio
                                      ------------------------------------------    --------------------------------------
                                           2000          1999           1998          2000           1999          1998
                                      ------------   ------------   ------------    ----------    -----------    ----------
        Contract Owner Contributions:  532,634,304    688,439,469    498,180,793    14,641,128     18,867,479     9,113,632
        Contract Owner Redemptions:   (528,113,809)  (501,235,815)  (423,252,123)   (6,060,817)   (13,957,645)   (7,079,685)

                                                                       SUBACCOUNTS (Continued)
                                      -------------------------------------------------------------------------------------
                                                      Prudential                                  Prudential
                                                        Equity                                 Flexible Managed
                                                       Portfolio                                   Portfolio
                                      ------------------------------------------   ----------------------------------------
                                           2000          1999           1998          2000           1999          1998
                                      ------------   ------------   ------------   -----------    -----------  - ----------
        Contract Owner Contributions:   39,941,680     17,583,983     18,904,117    22,697,791     18,092,420    25,741,091
        Contract Owner Redemptions:    (43,175,201)   (21,980,273)   (20,093,393)  (37,766,563)   (33,917,508)  (36,167,230)

                                                                       SUBACCOUNTS (Continued)
                                       ------------------------------------------------------------------------------------
                                                      Prudential                                  Prudential
                                                 Conservative Balanced                          High Yield Bond
                                                       Portfolio                                   Portfolio
                                      ------------------------------------------    ---------------------------------------
                                           2000          1999           1998          2000           1999          1998
                                      ------------   ------------   ------------    ----------    -----------    ----------
        Contract Owner Contributions:   16,329,684     14,980,379     18,420,856     6,512,392     11,122,173    44,158,742
        Contract Owner Redemptions:    (23,390,485)   (22,112,313)   (23,069,969)   (5,894,718)    (9,085,397)   (7,229,637)

                                                                       SUBACCOUNTS (Continued)
                                      ------------------------------------------------------------------------------------
                                                      Prudential                                  Prudential
                                                      Stock Index                                    Value
                                                       Portfolio                                   Portfolio
                                      ------------------------------------------   ---------------------------------------
                                           2000          1999           1998           2000           1999          1998
                                      ------------   ------------   ------------   ------------    -----------  -----------
        Contract Owner Contributions:   98,826,586    108,072,695    120,829,432    38,487,390     10,044,553    14,537,433
        Contract Owner Redemptions:    (80,470,275)   (81,305,298)   (76,717,334)  (33,937,765)    (8,957,622)   (8,866,254)

                                                                       SUBACCOUNTS (Continued)
                                       ------------------------------------------------------------------------------------
                                                      Prudential                                  Prudential
                                                   Natural Resources                                Global
                                                       Portfolio                                   Portfolio
                                      ------------------------------------------  -----------------------------------------
                                           2000          1999           1998          2000           1999          1998
                                      ------------   ------------   ------------  ------------    -----------    ----------
        Contract Owner Contributions:    1,869,279      1,779,398      1,587,696   126,724,685    114,173,237    43,728,816
        Contract Owner Redemptions:     (1,320,814)    (2,829,650)    (3,426,169) (113,761,479)   (82,857,290)   (6,235,706)

                                                                       SUBACCOUNTS (Continued)
                                      ---------------------------------------------------------------------------------------
                                                      Prudential                                  Prudential
                                                   Government Income                               Jennison
                                                       Portfolio                                   Portfolio
                                      ------------------------------------------   ------------------------------------------
                                           2000          1999           1998          2000           1999            1998
                                      ------------   ------------   ------------   ------------  -------------    -----------
        Contract Owner Contributions:      567,772      1,010,008      1,515,342   118,181,750    204,117,698     132,450,542
        Contract Owner Redemptions:     (1,104,642)    (1,221,190)    (1,095,799)  (91,168,292)  (175,266,138)   (119,371,798)

                                                SUBACCOUNTS (Continued)
                                        ---------------------------------------
                                                      Prudential
                                                 Small Capitalization
                                                       Portfolio
                                        ---------------------------------------
                                           2000          1999           1998
                                        ----------     ----------     ----------
        Contract Owner Contributions:    6,447,396      4,136,996      5,118,771
        Contract Owner Redemptions:     (2,490,570)    (3,825,011)    (3,800,340)


                                       A19

Note 9: Purchases and Sales of Investments

        The aggregate costs of purchases and proceeds from sales of investments in the Series Fund for the year ended December 31, 2000 were as follows:

                                                                                  PORTFOLIOS
                                                -----------------------------------------------------------------------------
                                                  Prudential      Prudential                      Prudential     Prudential
                                                     Money        Diversified     Prudential       Flexible     Conservative
                                                    Market           Bond           Equity          Managed       Balanced
                                                -------------   -------------   -------------   -------------   -------------
        Purchases ...........................   $ 585,206,398   $  13,397,579   $  42,211,448   $   8,503,478   $   8,523,155

        Sales ...............................   $(585,372,667)  $  (8,483,175)  $(107,518,415)  $(102,159,157)  $ (51,996,735)

                                                                            PORTFOLIOS (Continued)
                                                -----------------------------------------------------------------------------
                                                  Prudential      Prudential                      Prudential     Prudential
                                                  High Yield         Stock        Prudential        Natural      Prudential
                                                     Bond            Index           Value         Resources       Global
                                                -------------   -------------   -------------   -------------   -------------
        Purchases ...........................   $   5,705,665   $ 167,983,705   $  48,951,537   $   3,721,530   $ 223,193,627

        Sales ...............................   $  (7,555,254)  $(128,717,900)  $ (48,408,617)  $  (1,746,391)  $(196,032,513)

                                                            PORTFOLIOS (Continued)
                                                ----------------------------------------------
                                                  Prudential                      Prudential
                                                  Government      Prudential         Small
                                                    Income         Jennison     Capitalization
                                                -------------   -------------   --------------
        Purchases ...........................   $     540,900   $ 276,489,787   $   8,783,465

        Sales ...............................   $  (1,759,546)  $(187,937,942)  $    (721,361)


                                       A20

                        REPORT OF INDEPENDENT ACCOUNTANTS


To the Contract Owners of the
Variable Appreciable Life Subaccounts of the
Pruco Life Variable Appreciable Account
and the Board of Directors of Pruco Life Insurance Company

In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of the subaccounts (Prudential Money Market Portfolio, Prudential Diversified Bond Portfolio, Prudential Equity Portfolio, Prudential Flexible Managed Portfolio, Prudential Conservative Balanced Portfolio, Prudential High Yield Bond Portfolio, Prudential Stock Index Portfolio, Prudential Value Portfolio, Prudential Natural Resources Portfolio, Prudential Global Portfolio, Prudential Government Income Portfolio, Prudential Jennison Portfolio and Prudential Small Capitalization Stock Portfolio) of the Variable Appreciable Life Subaccounts of the Pruco Life Variable Appreciable Account at December 31, 2000 and the results of each of their operations and the changes in each of their net assets for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the management of the Pruco Life Insurance Company; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of fund shares owned at December 31, 2000 with the transfer agent for The Prudential Series Fund, Inc., provide a reasonable basis for our opinion.



PricewaterhouseCoopers LLP
New York, New York
March 30, 2001


                                       A21

Pruco Life Insurance Company and Subsidiaries

Consolidated Statements of Financial Position
December 31, 2000 and 1999 (In Thousands)
--------------------------------------------------------------------------------

                                                                                                     2000                1999
                                                                                                  -----------         -----------
ASSETS
Fixed maturities
     Available for sale, at fair value (amortized cost, 2000: $3,552,244;
       1999:$3,084,057)                                                                           $ 3,561,521         $ 2,998,362
     Held to maturity, at amortized cost (fair value, 2000: $320,634;
       1999: $377,822)                                                                                324,546             388,990
Equity securities - available for sale, at fair value (cost, 2000: $13,446;
       1999: $3,238)                                                                                   10,804               4,532
Mortgage loans on real estate                                                                           9,327              10,509
Policy loans                                                                                          855,374             792,352
Short-term investments                                                                                202,815              84,621
Other long-term investments                                                                            83,738              77,769
                                                                                                  -----------         -----------
               Total investments                                                                    5,048,125           4,357,135
Cash and cash equivalents                                                                             453,071             198,994
Deferred policy acquisition costs                                                                   1,132,653           1,062,785
Accrued investment income                                                                              82,297              68,917
Receivables from affiliates                                                                            51,586                  --
Other assets                                                                                           61,013              48,228
Separate Account assets                                                                            16,230,264          16,032,449
                                                                                                  -----------         -----------
TOTAL ASSETS                                                                                      $23,059,009         $21,768,508
                                                                                                  ===========         ===========
LIABILITIES AND STOCKHOLDER'S EQUITY
Liabilities
Policyholders' account balances                                                                   $ 3,646,668         $ 3,125,049
Future policy benefits and other policyholder liabilities                                             702,862             629,522
Cash collateral for loaned securities                                                                 185,849              87,336
Securities sold under agreements to repurchase                                                        104,098              21,151
Income taxes payable                                                                                  235,795             145,600
Payables to affiliates                                                                                     --                 487
Other liabilities                                                                                     120,891              57,095
Separate Account liabilities                                                                       16,230,264          16,032,449
                                                                                                  -----------         -----------
Total liabilities                                                                                  21,226,427          20,098,689
                                                                                                  -----------         -----------
Contingencies (See Footnote 12)
Stockholder's Equity
Common stock, $10 par value;
        1,000,000 shares, authorized;
        250,000 shares, issued and outstanding                                                          2,500               2,500
Paid-in-capital                                                                                       466,748             439,582
Retained earnings                                                                                   1,361,924           1,258,428

Accumulated other comprehensive income (loss):
    Net unrealized investment gains (losses)                                                            4,730             (28,364)
    Foreign currency translation adjustments                                                           (3,320)             (2,327)
                                                                                                  -----------         -----------
Accumulated other comprehensive income (loss)                                                           1,410             (30,691)
                                                                                                  -----------         -----------
Total stockholder's equity                                                                          1,832,582           1,669,819
                                                                                                  -----------         -----------
TOTAL LIABILITIES AND
     STOCKHOLDER'S EQUITY                                                                         $23,059,009         $21,768,508
                                                                                                  ===========         ===========

                 See Notes to Consolidated Financial Statements

Pruco Life Insurance Company and Subsidiaries

Consolidated Statements of Operations and Comprehensive Income
Years Ended December 31, 2000, 1999 and 1998 (In Thousands)
--------------------------------------------------------------------------------

                                                                                    2000               1999               1998
                                                                                  --------           --------           --------
REVENUES
Premiums                                                                          $121,921           $ 98,976           $ 82,139
Policy charges and fee income                                                      474,861            414,425            350,569
Net investment income                                                              337,919            276,821            261,430
Realized investment (losses) gains, net                                            (20,679)           (32,545)            44,841
Asset management fees                                                               71,160             60,392             40,200
Other income                                                                         2,503              1,397              1,067
                                                                                  --------           --------           --------

Total revenues                                                                     987,685            819,466            780,246
                                                                                  --------           --------           --------
BENEFITS AND EXPENSES

Policyholders' benefits                                                            248,063            205,042            193,739
Interest credited to policyholders' account balances                               171,010            136,852            118,992
General, administrative and other expenses                                         410,684            392,041            231,320
                                                                                  --------           --------           --------

Total benefits and expenses                                                        829,757            733,935            544,051
                                                                                  --------           --------           --------

Income from operations before income taxes                                         157,928             85,531            236,195
                                                                                  --------           --------           --------

Income tax provision                                                                54,432             29,936             84,233
                                                                                  --------           --------           --------

NET INCOME                                                                         103,496             55,595            151,962
                                                                                  --------           --------           --------

Other comprehensive income (loss), net of tax:

     Unrealized gains (losses) on securities, net of
     reclassification adjustment                                                    33,094            (38,266)            (7,227)

     Foreign currency translation adjustments                                         (993)              (742)             2,980
                                                                                  --------           --------           --------

Other comprehensive income (loss)                                                   32,101            (39,008)            (4,247)
                                                                                  --------           --------           --------

TOTAL COMPREHENSIVE INCOME                                                        $135,597           $ 16,587           $147,715
                                                                                  ========           ========           ========

                 See Notes to Consolidated Financial Statements

Pruco Life Insurance Company and Subsidiaries

Consolidated Statements of Changes in Stockholder's Equity
Years Ended December 31, 2000, 1999 and 1998 (In Thousands)
--------------------------------------------------------------------------------

                                                                                Accumulated
                                                                                   other         Total
                                                     Common       Paid-in-       Retained    comprehensive  stockholder's
                                                      stock       capital        earnings    income (loss)     equity
                                                     -------      --------      ----------   -------------  -------------
Balance,  January 1, 1998                            $ 2,500      $439,582      $1,050,871     $ 12,564      $1,505,517
    Net income                                            --            --         151,962           --         151,962

    Change in foreign currency
        translation adjustments,
        net of taxes                                      --            --              --        2,980           2,980

    Change in net unrealized
        investment gains, net of
        reclassification adjustment
        and taxes                                         --            --              --       (7,227)         (7,227)
                                                     -------      --------      ----------     --------      ----------
Balance,  December 31, 1998                            2,500       439,582       1,202,833        8,317       1,653,232

   Net income                                             --            --          55,595           --          55,595

    Change in foreign currency
        translation adjustments,
        net of taxes                                      --            --              --         (742)           (742)

    Change in net unrealized
        investment losses, net of
        reclassification adjustment
        and taxes                                         --            --              --      (38,266)        (38,266)
                                                     -------      --------      ----------     --------      ----------
Balance,  December 31, 1999                            2,500       439,582       1,258,428      (30,691)      1,669,819

    Net income                                            --                       103,496                      103,496

    Contribution from Parent                                        27,166                                       27,166

    Change in foreign currency
        translation adjustments,
        net of taxes                                      --            --              --         (993)           (993)

    Change in net unrealized
        investment gains, net of
        reclassification adjustment
        and taxes                                         --            --              --       33,094          33,094
                                                     -------      --------      ----------     --------      ----------
Balance,  December 31, 2000                          $ 2,500      $466,748      $1,361,924     $  1,410      $1,832,582
                                                     =======      ========      ==========     ========      ==========

                 See Notes to Consolidated Financial Statements

Pruco Life Insurance Company and Subsidiaries

Consolidated Statements of Cash Flows
Years Ended December 31, 2000, 1999 and 1998 (In Thousands)
--------------------------------------------------------------------------------

                                                                                    2000                1999                1998
                                                                                -----------         -----------         -----------
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income                                                                      $   103,496         $    55,595         $   151,962
Adjustments to reconcile net income to net cash (used in)
     provided by operating activities:
     Policy charges and fee income                                                  (72,275)            (83,961)            (29,827)
     Interest credited to policyholders' account balances                           171,010             136,852             118,992
     Realized investment losses (gains), net                                         20,679              32,545             (44,841)
     Amortization and other non-cash items                                          (48,141)             75,037              19,655
     Change in:
         Future policy benefits and other policyholders'
           liabilities                                                               73,340             100,743              61,095
         Accrued investment income                                                  (13,380)             (7,803)              5,886
         Receivable from/Payable to affiliate                                       (52,073)            (66,081)             (3,807)
         Policy loans                                                               (63,022)            (25,435)            (62,962)
         Deferred policy acquisition costs                                          (69,868)           (201,072)           (206,471)
         Income taxes payable                                                        90,195             (47,758)            (16,828)
         Contribution from Parent                                                    27,166                  --                  --
         Other, net                                                                  51,011              18,974             (43,675)
                                                                                -----------         -----------         -----------
Cash Flows From (Used in) Operating Activities                                      218,138             (12,364)            (50,821)
                                                                                -----------         -----------         -----------
CASH FLOWS FROM INVESTING ACTIVITIES:
     Proceeds from the sale/maturity of:
         Fixed maturities:
               Available for sale                                                 2,273,789           3,076,848           5,429,396
               Held to maturity                                                      64,245              45,841              74,767
         Equity securities                                                            1,198               5,209               4,101
         Mortgage loans on real estate                                                1,182               6,845               5,433
         Other long-term investments                                                 15,039                 385              33,428
     Payments for the purchase of:
         Fixed maturities:
               Available for sale                                                (2,782,541)         (3,452,289)         (5,617,208)
               Held to maturity                                                        --               (24,170)           (145,919)
         Equity securities                                                          (11,134)             (5,110)             (2,274)
         Other long-term investments                                                 (6,917)            (39,094)               (409)
     Cash collateral for loaned securities, net                                      98,513              14,000             (70,085)
     Securities sold under agreement to repurchase, net                              82,947             (28,557)             49,708
     Short-term investments, net                                                   (118,418)             92,199             103,791
                                                                                -----------         -----------         -----------
Cash Flows Used In Investing Activities                                            (382,097)           (307,893)           (135,271)
                                                                                -----------         -----------         -----------
CASH FLOWS FROM FINANCING ACTIVITIES:
     Policyholders' account balances:
          Deposits                                                                2,409,399           3,457,158           3,098,764
          Withdrawals                                                            (1,991,363)         (3,091,565)         (2,866,331)
                                                                                -----------         -----------         -----------
Cash Flows From Financing Activities                                                418,036             365,593             232,433
                                                                                -----------         -----------         -----------
     Net increase in Cash and cash equivalents                                      254,077              45,336              46,341
     Cash and cash equivalents, beginning of year                                   198,994             153,658             107,317
                                                                                -----------         -----------         -----------
CASH AND CASH EQUIVALENTS, END OF PERIOD                                        $   453,071         $   198,994         $   153,658
                                                                                ===========         ===========         ===========

SUPPLEMENTAL CASH FLOW INFORMATION
     Income taxes (received) paid                                               $   (14,832)            $55,144             $99,810
                                                                                ===========         ===========         ===========

                 See Notes to Consolidated Financial Statements

1. BUSINESS

Pruco Life Insurance Company ("the Company") is a stock life insurance company, organized in 1971 under the laws of the state of Arizona. The Company is licensed to sell individual life insurance, variable life insurance, variable annuities, fixed annuities, and a group annuity program ("the Contracts") in the District of Columbia, Guam and in all states and territories except New York. In addition, the Company markets traditional individual life insurance through its branch office in Taiwan. The Company has one wholly owned subsidiary, Pruco Life Insurance Company of New Jersey ("PLNJ"). PLNJ is a stock life insurance company organized in 1982 under the laws of the state of New Jersey. It is licensed to sell individual life insurance, variable life insurance, fixed annuities, and variable annuities only in the states of New Jersey and New York. Another wholly owned subsidiary, The Prudential Life Insurance Company of Arizona ("PLICA") was dissolved on September 30, 2000. All assets and liabilities were transferred to the Company. PLICA had no new business sales in 2000, 1999 or 1998.

The Company is a wholly owned subsidiary of The Prudential Insurance Company of America ("Prudential"), a mutual insurance company founded in 1875 under the laws of the state of New Jersey. Prudential is in the process of reorganizing itself into a publicly traded stock company through a process known as "demutualization." On February 10, 1998, Prudential's Board of Directors authorized management to take the preliminary steps necessary to permit Prudential to demutualize and become a stock company. On July 1, 1998, legislation was enacted in New Jersey that would permit this demutualization to occur and that specified the process for demutualization. On December 15, 2000, Prudential's Board of Directors unanimously adopted a Plan of Reorganization, which provides the framework under which Prudential will convert from a mutual structure to stock ownership. Demutualization is a complex process involving development of a plan of reorganization, a public hearing, approval by two-thirds of the qualified policyholders who vote on the plan (with at least one million qualified policyholders voting) and review and approval by the New Jersey Commissioner of Banking and Insurance. Prudential is working toward completing this process in 2001. However, there is no certainty that the demutualization will be completed in this time frame or that the necessary approvals will be obtained. It is also possible that after careful review, Prudential could decide not to demutualize or could decide to delay its plans.

Prudential intends to make additional capital contributions to the Company, as needed, to enable it to comply with its reserve requirements and fund expenses in connection with its business. Generally, Prudential is under no obligation to make such contributions and its assets do not back the benefits payable under the Contracts. Prudential made a capital contribution of $27.2 million during 2000 resulting from the forgiveness of an intercompany receivable.

The Company is engaged in a business that is highly competitive because of the large number of stock and mutual life insurance companies and other entities engaged in marketing insurance products, and individual and group annuities.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation
The consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP"). The Company has extensive transactions and relationships with Prudential and other affiliates, as more fully described in Footnote 14. Due to these relationships, it is possible that the terms of these transactions are not the same as those that would result from transactions among wholly unrelated parties. All significant intercompany transactions and balances have been eliminated in consolidation.

Use of Estimates
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, in particular deferred policy acquisition costs ("DAC") and future policy benefits, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

Investments
Fixed maturities classified as "available for sale" are carried at estimated fair value. Fixed maturities that the Company has both the intent and ability to hold to maturity are stated at amortized cost and classified as "held to maturity". The amortized cost of fixed maturities is written down to estimated fair value if a decline in value is considered to be other than temporary. Unrealized gains and losses on fixed maturities "available for sale", including the effect on deferred policy acquisition costs and policyholders' account balances that would result from the realization of unrealized gains and losses, net of income taxes, are included in a separate component of equity, "Accumulated other comprehensive income (loss)."

Equity securities, available for sale, comprised of common and non-redeemable preferred stock, are carried at estimated fair value. The associated unrealized gains and losses, the effects on deferred policy acquisition costs and on policyholders' account balances, net of income tax, that would result from the realization of unrealized gains and losses, are included in a separate component of equity, "Accumulated other comprehensive income (loss)."

Mortgage loans on real estate are stated primarily at unpaid principal balances, net of unamortized discounts and an allowance for losses. The allowance for losses includes a loan specific reserve for impaired loans and a portfolio reserve for incurred but not specifically identified losses. Impaired loans include those loans for which it is probable that all amounts due according to the contractual terms of the loan agreement will not be collected. Impaired loans are measured at the present value of expected future cash flows discounted at the loan's effective interest rate, or at the fair value of the collateral if the loan is collateral dependent. Interest received on impaired loans, including loans that were previously modified in a troubled debt restructuring, is either applied against the principal or reported as revenue, according to management's judgment as to the collectibility of principal. Management discontinues accruing interest on impaired loans after the loans are 90 days delinquent as to principal or interest, or earlier when management has serious doubts about collectibility. When a loan is recognized as impaired, any accrued but uncollectible interest is reversed against interest income of the current period. Generally, a loan is restored to accrual status only after all delinquent interest and principal are brought current and, in the case of loans where the payment of interest has been interrupted for a substantial period, a regular payment performance has been established. The portfolio reserve for incurred but not specifically identified losses considers the Company's past loan loss experience, the current credit composition of the portfolio, historical credit migration, property type diversification, default and loss severity statistics and other relevant factors.

Policy loans are carried at unpaid principal balances.

Short-term investments, consisting of highly liquid debt instruments other than those held in "Cash and cash equivalents," with a maturity of twelve months or less when purchased, are carried at amortized cost, which approximates fair value.

Other long-term investments represent the Company's investments in joint ventures and partnerships in which the Company does not exercise control, derivatives held for purposes other than trading, and investments in the Company's own Separate Accounts. Joint ventures and partnerships are recorded using the equity method of accounting, reduced for other than temporary declines in value. The Company's investment in the Separate Accounts is carried at estimated fair value. The Company's net income from investments in joint ventures and partnerships is generally included in "Net investment income."

Realized investment (losses) gains, net are computed using the specific identification method. Costs of fixed maturity and equity securities are adjusted for impairments considered to be other than temporary.

Cash  and cash equivalents
Includes cash on hand, amounts due from banks, money market instruments, and other debt issues with a maturity of three months or less when purchased.

Deferred Policy Acquisition Costs
The costs that vary with and that are related primarily to the production of new insurance and annuity business are deferred to the extent that they are deemed recoverable from future profits. Such costs include commissions, costs of policy issuance and underwriting, and variable field office expenses. Deferred policy acquisition costs are subject to recognition testing at the time of policy issue and recoverability and premium deficiency testing at the end of each accounting period. Deferred policy acquisition costs, for certain products, are adjusted for the impact of unrealized gains or losses on investments as if these gains or losses had been realized, with corresponding credits or charges included in "Accumulated other comprehensive income (loss)."

Policy acquisition costs related to interest-sensitive and variable life products and certain investment-type products are deferred and amortized over the expected life of the contracts (periods ranging from 25 to 30 years) in proportion to estimated gross profits arising principally from investment results, mortality and expense margins, and surrender charges based on historical and anticipated future experience, which is updated periodically. The effect of changes to estimated gross profits on unamortized deferred acquisition costs is reflected in "General and administrative expenses" in the period such estimated gross profits are revised.

Prudential and the Company have offered programs under which policyholders, for a selected product or group of products, can exchange an existing policy or contract issued by Prudential or the Company for another form of policy or contract. These transactions are known as internal replacements. If the new policies have terms that are substantially similar to those of the earlier policies, the DAC is retained with respect to the new policies and amortized over the life of the new policies. If the terms of the new policies are not substantially similar to those of the former policy, the unamortized DAC on the surrendered policies is immediately charged to expense.

Securities loaned
Securities loaned are treated as financing arrangements and are recorded at the amount of cash received as collateral. The Company obtains collateral in an amount equal to 102% and 105% of the fair value of the domestic and foreign securities, respectively. The Company monitors the market value of securities loaned on a daily basis with additional collateral obtained as necessary. Non-cash collateral received is not reflected in the consolidated statements of financial position because the debtor typically has the right to redeem the collateral on short notice. Substantially all of the Company's securities loaned are with large brokerage firms.

Securities sold under agreements to repurchase
Securities sold under agreements to repurchase are treated as financing arrangements and are carried at the amounts at which the securities will be subsequently reacquired, including accrued interest, as specified in the respective agreements. Assets to be repurchased are the same, or substantially the same, as the assets transferred and the transferor, through right of substitution, maintains the right and ability to redeem the collateral on short notice. The market value of securities to be repurchased is monitored and additional collateral is obtained, where appropriate, to protect against credit exposure.

Securities lending and securities repurchase agreements are used to generate net investment income and facilitate trading activity. These instruments are short-term in nature (usually 30 days or less). Securities loaned are collateralized principally by U.S. Government and mortgage-backed securities. Securities sold under repurchase agreements are collateralized principally by cash. The carrying amounts of these instruments approximate fair value because of the relatively short period of time between the origination of the instruments and their expected realization.

Separate Account Assets and Liabilities
Separate Account assets and liabilities are reported at estimated fair value and represent segregated funds which are invested for certain policyholders and other customers. The assets consist of common stocks, fixed maturities, real estate related securities, and short-term investments. The assets of each account are legally segregated and are not subject to claims that arise out of any other business of the Company. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. The investment income and gains or losses for Separate Accounts generally accrue to the policyholders and are not included in the Consolidated Statements of Operations and Comprehensive Income. Mortality, policy administration and surrender charges on the accounts are included in "Policy charges and fee income".

Separate Accounts represent funds for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the policyholders, with the exception of the Pruco Life Modified Guaranteed Annuity Account. The Pruco Life Modified Guaranteed Annuity Account is a non-unitized Separate Account, which funds the Modified Guaranteed Annuity Contract and the Market Value Adjustment Annuity Contract. Owners of the Pruco Life Modified Guaranteed Annuity and the Market Value Adjustment Annuity Contracts do not participate in the investment gain or loss from assets relating to such accounts. Such gain or loss is borne, in total, by the Company.

Insurance Revenue and Expense Recognition
Premiums from insurance policies are generally recognized when due. Benefits are recorded as an expense when they are incurred. For traditional life insurance contracts, a liability for future policy benefits is recorded using the net level premium method. For individual annuities in payout status, a liability for future policy benefits is recorded for the present value of expected future payments based on historical experience.

Amounts received as payment for interest-sensitive life, individual annuities and guaranteed investment contracts are reported as deposits to "Policyholders' account balances". Revenues from these contracts reflected as "Policy charges and fee income" consist primarily of fees assessed during the period against the policyholders' account balances for mortality charges, policy administration charges and surrender charges. Benefits and expenses for these products include claims in excess of related account balances, expenses of contract administration, interest credited and amortization of deferred policy acquisition costs.

Foreign Currency Translation Adjustments
Assets and liabilities of the Taiwan branch are translated to U.S. dollars at the exchange rate in effect at the end of the period. Revenues, benefits and other expenses are translated at the average rate prevailing during the period. Cumulative translation adjustments arising from the use of differing exchange rates from period to period are charged or credited directly to "Other comprehensive income". The cumulative effect of changes in foreign exchange rates are included in "Accumulated other comprehensive income".

Asset Management Fees
The Company receives asset management fee income from policyholder account balances invested in The Prudential Series Fund ("PSF"), which are a portfolio of mutual fund investments related to the Company's Separate Account products. In addition, the Company receives fees from policyholder account balances invested in funds managed by companies other than Prudential. Asset management fees are recognized as income as earned.

Derivative Financial Instruments
Derivatives are financial instruments whose values are derived from interest rates, foreign exchange rates, financial indices, or the value of securities or commodities. Derivative financial instruments used by the Company include swaps, futures, forwards and option contracts and may be exchange-traded or contracted in the over-the-counter market. The Company uses derivative financial instruments to seek to reduce market risk from changes in interest rates or foreign currency exchange rates and to alter interest rate or currency exposures arising from mismatches between assets and liabilities.

To qualify for hedge accounting treatment, derivatives must be designated as hedges for existing assets, liabilities, firm commitments or anticipated transactions which are identified and probable to occur, and effective in reducing the market risk to which the Company is exposed. The effectiveness of the derivatives is evaluated at the inception of the hedge and throughout the hedge period. All derivatives used by the Company are for other than trading purposes.

Derivatives held for purposes other than trading are primarily used to seek to reduce exposure to interest rate and foreign currency risks associated with assets held or expected to be purchased or sold, and liabilities incurred or expected to be incurred. Additionally, other than trading derivatives are used to change the characteristics of the Company's asset/liability mix as part of the Company's risk management activities.

See Note 11 for a discussion of the accounting treatment of derivatives that qualify for hedge accounting treatment. If the Company's use of other than trading derivatives does not meet the criteria to apply hedge accounting, the derivatives are recorded at fair value in "Other long-term investments" or "Other liabilities" in the Consolidated Statements of Financial Position, and changes in their fair value are included in "Realized investment (losses)gains, net" without considering changes in fair value of the hedged assets or liabilities. Cash flows from other than trading derivatives are reported in the investing activities section in the Consolidated Statements of Cash Flows.

Income Taxes
The Company and its subsidiaries are members of the consolidated federal income tax return of Prudential and file separate company state and local tax returns. Pursuant to the tax allocation arrangement with Prudential, total federal income tax expense is determined on a separate company basis. Members with losses record tax benefits to the extent such losses are recognized in the consolidated federal tax provision. Deferred income taxes are generally recognized, based on enacted rates, when assets and liabilities have different values for financial statement and tax reporting purposes. A valuation allowance is recorded to reduce a deferred tax asset to that portion that is expected to be realized.

New Accounting Pronouncements

In September 2000, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standard ("SFAS") No. 140, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities - a replacement of FASB Statement No. 125". The Company is currently evaluating the effect of adopting the provisions of SFAS No. 140 relating to transfers and extinguishments of liabilities which are effective for periods occurring after March 31, 2001. The Company has adopted in these financial statements disclosures about collateral and for recognition and reclassification of collateral required under the statement for fiscal years ending after December 15, 2000.

In June 1998, the FASB issued SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities" and, in June 2000, SFAS No. 138, "Accounting for Certain Derivative Instruments and Certain Hedging Activities - an amendment of FASB Statement No. 133". SFAS No. 133, as amended by SFAS No. 138 (collectively "SFAS No. 133"), requires that companies recognize all derivatives as either assets or liabilities in the balance sheet and measure those instruments at fair value. SFAS No. 133 does not apply to most traditional insurance contracts. However, certain hybrid contracts that contain features which may affect settlement amounts similarly to derivatives may require separate accounting for the "host contract" and the underlying "embedded derivative" provisions. The latter provisions would be accounted for as derivatives as specified by the statement.

SFAS No. 133 provides, if certain conditions are met, that a derivative may be specifically designated as (1) a hedge of the exposure to changes in the fair value of a recognized asset or liability or an unrecognized firm commitment (fair value hedge), (2) a hedge of the exposure to variable cash flows of a forecasted transaction (cash flow hedge), or (3) a hedge of the foreign currency exposure of a net investment in a foreign operation, an unrecognized firm commitment, an available-for-sale security or a foreign-currency-denominated forecasted transaction (foreign currency hedge). Under SFAS No. 133, the accounting for changes in fair value of a derivative depends on its intended use and designation. For a fair value hedge, the gain or loss is recognized in earnings in the period of change together with the offsetting loss or gain on the hedged item. For a cash flow hedge, the effective portion of the derivative's gain or loss is initially reported as a component of other comprehensive income and subsequently reclassified into earnings when the forecasted transaction affects earnings. For a foreign currency hedge, the gain or loss is reported in other comprehensive income as part of the foreign currency translation adjustment. The accounting for a fair value hedge described above applies to a derivative designated as a hedge of the foreign currency exposure of an unrecognized firm commitment or an available-for-sale security. Similarly, the accounting for a cash flow hedge described above applies to a derivative designated as a hedge of the foreign currency exposure of a foreign-currency-denominated forecasted transaction. For all other derivatives not designated as hedging instruments, the gain or loss is recognized in earnings in the period of change.

The Company adopted SFAS No. 133, as amended, as of January 1, 2001. The adoption of this statement did not have a material impact on the results of operations of the Company. As part of the implementation, the Company reclassified held-to-maturity securities, amounting to approximately $324.5 million at January 1, 2001, to the available-for-sale category. This reclassification resulted in the recognition of a net unrealized loss of approximately $2.5 million, net of tax, which was recorded as a component of "Accumulated other comprehensive income/(loss)" on the implementation date.

In December 1999, the Securities and Exchange Commission ("SEC") issued Staff Accounting Bulletin No. 101, " Revenue Recognition in Financial Statements" ("SAB No. 101"). SAB No. 101 provides guidance for revenue recognition and related disclosure in the financial statements. The Company adopted SAB No. 101, and its related interpretations, as of October 1, 2000. The adoption of SAB No. 101 did not have a material effect on the Company's financial position or results of operations.

Reclassifications
Certain amounts in the prior years have been reclassified to conform to the current year presentation.

3. INVESTMENTS

Fixed Maturities and Equity Securities:
The following tables provide additional information relating to fixed maturities and equity securities as of December 31:

                                                                                               2000
                                                                    ---------------------------------------------------------
                                                                                      Gross           Gross
                                                                     Amortized      Unrealized     Unrealized      Estimated
                                                                       Cost           Gains          Losses        Fair Value
                                                                    ------------    ----------     ----------      ----------
                                                                                          (In Thousands)
Fixed maturities available for sale
U.S. Treasury securities and obligations of
     U.S. government corporations and
       agencies                                                     $  309,609        $ 7,888        $    17        $  317,480

Foreign government bonds                                               136,133          8,093            520           143,706

Corporate securities                                                 3,075,023         43,041         49,538         3,068,526

Mortgage-backed securities                                              31,479            330              0            31,809

                                                                    ----------        -------        -------        ----------
Total fixed maturities available for sale                           $3,552,244        $59,352        $50,075        $3,561,521
                                                                    ==========        =======        =======        ==========

Fixed maturities held to maturity
Corporate securities                                                $  324,546        $ 1,500        $ 5,412           320,634

                                                                    ----------        -------        -------        ----------
Total fixed maturities held to maturity                             $  324,546        $ 1,500        $ 5,412           320,634
                                                                    ==========        =======        =======        ==========

Equity securities available for sale                                $   13,446        $   197        $ 2,839        $   10,804
                                                                    ==========        =======        =======        ==========

                                                                                               1999
                                                                    ---------------------------------------------------------
                                                                       Gross           Gross
                                                                     Amortized      Unrealized     Unrealized      Estimated
                                                                       Cost           Gains          Losses        Fair Value
                                                                    ------------    ----------     ----------      ----------
                                                                                          (In Thousands)
Fixed maturities available for sale
U.S. Treasury securities and obligations of
     U.S. government corporations and
       agencies                                                     $  113,172        $    2        $ 2,052        $  111,122

Foreign government bonds                                                92,725         1,718          1,455            92,988

Corporate securities                                                 2,876,602         8,013         92,075         2,792,540

Mortgage-backed securities                                               1,558           157              3             1,712

                                                                    ----------        ------        -------        ----------
Total fixed maturities available for sale                           $3,084,057        $9,890        $95,585        $2,998,362
                                                                    ==========        ======        =======        ==========

Fixed maturities held to maturity
Corporate securities                                                $  388,990        $1,832        $13,000        $  377,822

                                                                    ----------        ------        -------        ----------
Total fixed maturities held to maturity                             $  388,990        $1,832        $13,000        $  377,822
                                                                    ==========        ======        =======        ==========

Equity securities available for sale                                $    3,238        $1,373        $    79        $    4,532
                                                                    ==========        ======        =======        ==========

The amortized cost and estimated fair value of fixed maturities, by contractual maturities at December 31, 2000 is shown below:

                                                                     Available for Sale                   Held to Maturity
                                                              -------------------------------  -----------------------------------
                                                              Amortized        Estimated Fair        Amortized      Estimated Fair
                                                                 Cost              Value               Cost              Value
                                                              ---------        --------------        --------- -----------------
                                                                      (In Thousands)                        (In Thousands)

Due in one year or less                                       $  128,804          $  128,419          $ 77,682          $ 78,475

Due after one year through five
  years                                                        1,529,597           1,533,899           101,033           100,395

Due after five years through ten
  years                                                        1,409,156           1,415,736           135,960           132,080

Due after ten years                                              453,209             451,658             9,871             9,684

Mortgage-backed securities                                        31,478              31,809                --                --
                                                              ----------          ----------          --------          --------

Total                                                         $3,552,244          $3,561,521          $324,546          $320,634
                                                              ==========          ==========          ========          ========

Actual maturities may differ from contractual maturities because issuers have the right to call or prepay obligations.

Proceeds from the sale of fixed maturities available for sale during 2000, 1999, and 1998 were $2,103.6 million, $2,950.4 million, and $5,327.3 million, respectively. Gross gains of $15.3 million, $13.1 million, and $46.3 million, and gross losses of $33.9 million, $31.1 million, and $14.1 million, were realized on those sales during 2000, 1999, and 1998, respectively.

Proceeds from the maturity of fixed maturities available for sale during 2000, 1999, and 1998, were $170.2 million, $126.5 million, and $102.1 million, respectively.

Writedowns for impairments which were deemed to be other than temporary for fixed maturities were $12.3 million, $11.2 million, and $2.8 million for the years 2000, 1999 and 1998, respectively.

During 2000, certain securities classified as held to maturity were transferred to the available for sale portfolio. These actions were taken as a result of a significant deterioration in credit worthiness. The aggregate amortized cost of the securities transferred was $6.6 million . Gross unrealized investment losses of $.3 million were recorded in "Accumulated Other Comprehensive income (loss)" at the time of transfer. Prior to transfer, impairments related to these securities, if any, were included in "realized investment losses, net". During the years ended December 31, 2000, 1999, and 1998, there were no securities classified as held to maturity that were sold. During the years ended December 31, 1999, and 1998, there were no securities classified as held to maturity that were transferred.

Mortgage Loans on Real Estate

The Company's mortgage loans were collateralized by the following property types at December 31:

                                            2000                  1999
                                       ---------------       ---------------
                                                   (In Thousands)

       Retail stores                   $5,615    60.2%       $ 6,518   62.0%

       Industrial buildings             3,712    39.8%         3,991   38.0%

                                       ---------------       ---------------
             Net carrying value        $9,327   100.0%       $10,509  100.0%
                                       ===============       ===============

The concentration of mortgage loans are in the states of Washington (50%), New Jersey (40%), and North Dakota (10%).

Special Deposits and Restricted Assets
Fixed maturities of $7.5 million and $8.2 million at December 31, 2000 and 1999, respectively, were on deposit with governmental authorities or trustees as required by certain insurance laws. Equity securities restricted as to sale were $.2 million and $.3 million at December 31, 2000 and 1999, respectively.

Other Long-Term Investments
The Company's "Other long-term investments" of $83.7 million and $77.8 million as of December 31, 2000 and 1999, respectively, are comprised of joint ventures and limited partnerships, the Company's investment in the Separate Accounts and certain derivatives for other than trading. Joint ventures and limited partnerships totaled $34.3 million and $35.8 million at December 31, 2000 and 1999, respectively. The Company's share of net income from the joint ventures was $.9 million, $.3 million, and $.1 million for the years ended December 31, 2000, 1999 and 1998, respectively, and is reported in "Net investment income." The Company's investment in the Separate Accounts was $46.9 million and $45.0 million at December 31, 2000 and 1999, respectively.

Investment Income and Investment Gains and Losses

Net investment income arose from the following sources for the years ended December 31:

                                                2000        1999        1998
                                              --------    --------    --------
                                                       (In Thousands)
Fixed maturities - available for sale         $237,042    $188,236    $179,184
Fixed maturities - held to maturity             26,283      29,245      26,128
Equity securities - available for sale              18          --          14
Mortgage loans on real estate                    1,010       2,825       1,818
Policy loans                                    45,792      42,422      40,928
Short-term investments and cash equivalents     29,582      19,208      23,110
Other                                           16,539       4,432       6,886
                                              --------    --------    --------
Gross investment income                        356,266     286,368     278,068
     Less:  investment expenses                (18,347)     (9,547)    (16,638)
                                              --------    --------    --------
Net investment income                         $337,919    $276,821    $261,430
                                              ========    ========    ========

Realized investment gains (losses), net including charges for other than temporary reductions in value, for the years ended December 31, were from the following sources:

                                            2000       1999         1998
                                          --------    --------    -------
                                                   (In Thousands)

Fixed maturities - available for sale     $(34,600)   $(29,192)   $29,330
Fixed maturities - held to maturity           (212)        102        487
Equity securities - available for sale         271         392      3,489
Derivatives                                 15,039      (1,557)    12,414
Other                                       (1,177)     (2,290)      (879)
                                          --------    --------    -------

Realized investment (losses) gains, net   $(20,679)   $(32,545)   $44,841
                                          ========    ========    =======

Securities Pledged to Creditors

The Company pledges investment securities it owns to unaffiliated parties through certain transactions including securities lending, securities sold under agreements to repurchase, and futures contracts. At December 31, 2000, the carrying value of fixed maturities available for sale pledged to third parties as reported in the Consolidated Statements of Financial Position are $287.8 million.

                                      B12

Net Unrealized Investment Gains (Losses)

Net unrealized investment gains (losses) on securities available for sale are included in the Consolidated Statements of Financial Position as a component of "Accumulated other comprehensive income (loss)". Changes in these amounts include reclassification adjustments to exclude from "Other Comprehensive income
(loss)", those items that are included as part of "Net income" for a period that also had been part of "Other Comprehensive income (loss)" in earlier periods. The amounts for the years ended December 31, net of tax, are as follows:

                                                                                                          Accumulated
                                                                                                             other
                                                                                                         comprehensive
                                                                                                         income (loss)
                                                           Deferred                        Deferred     related to net
                                         Unrealized        policy      Policyholders'     income tax      unrealized
                                        gains(losses)    acquisition      Account        (liability)      investment
                                       on investments       costs         Balances          benefit      gains(losses)
                                       --------------     ----------   --------------    -----------    ---------------
                                                                        (In Thousands)
Balance,  December 31, 1997              $  37,991        $(16,305)       $   3,743        $  (8,300)       $ 17,129
Net investment gains (losses) on
  investments arising during the period     22,801              --               --           (7,588)         15,213

Reclassifications adjustment for gains
  included in net income                   (35,623)             --               --           11,855         (23,768)

Impact of net unrealized investment
  gains on deferred policy acquisition
  costs                                         --           3,190               --           (1,048)          2,142

Impact of net unrealized investment
  gains on policyholders' account
  balances                                      --              --           (1,063)             249            (814)
                                         ---------        --------        ---------        ---------        ---------
Balance,  December 31, 1998                 25,169         (13,115)           2,680           (4,832)          9,902
Net investment gains (losses) on
  investments arising during the period   (138,268)             --               --           47,785         (90,483)

Reclassifications adjustment for gains
  included in net income                    28,698              --               --           (9,970)         18,728

Impact of net unrealized investment
  gains on deferred policy acquisition
  costs                                         --          53,407               --          (16,283)         37,124

Impact of net unrealized investment
  gains on policyholders' account
  balances                                      --              --           (5,712)           2,077          (3,635)
                                         ---------        --------        ---------        ---------        ---------
Balance,  December 31, 1999                (84,401)         40,292           (3,032)          18,777         (28,364)
Net investment gains (losses) on
  investments arising during the period     56,707                                           (21,539)          35,168

Reclassifications adjustment for gains
  included in net income                    34,329                                           (13,039)          21,290

Impact of net unrealized investment
  gains on deferred policy acquisition
  costs                                                    (39,382)                           14,177          (25,205)

Impact of net unrealized investment
  gains on policyholders' account
  balances                                                                    2,877           (1,036)           1,841
                                         ---------        --------        ---------        ---------        ---------
Balance,  December 31, 2000              $   6,635        $    910        $    (155)       $  (2,660)       $   4,730
                                         =========        ========        =========        =========        =========

4. DEFERRED POLICY ACQUISITION COSTS

The balances of and changes in deferred policy acquisition costs as of and for the years ended December 31, are as follows:

                                                            2000          1999
                                                          -----------------------
                                                               (In Thousands)
Balance, beginning of year                               $1,062,785   $  861,713
Capitalization of commissions, sales and issue expenses     242,322      242,373
Amortization                                               (129,049)     (96,451)
Change in unrealized investment gains                       (39,382)      53,407
Foreign currency translation                                 (4,023)       1,743
                                                         -----------------------
Balance, end of year                                     $1,132,653   $1,062,785
                                                         =======================

5. POLICYHOLDERS' LIABILITIES

Future policy benefits and other policyholder liabilities at December 31, are as follows:

                                                     2000                1999
                                                   --------            --------
                                                          (In Thousands)

         Life insurance                            $656,097            $587,162
         Annuities                                   46,765              42,360
                                                   --------            --------
                                                   $702,862            $629,522
                                                   ========            ========

Life insurance liabilities include reserves for death benefits. Annuity liabilities include reserves for annuities that are in payout status.

The following table highlights the key assumptions generally utilized in calculating these reserves:

            Product                         Mortality              Interest Rate        Estimation Method
--------------------------------   --------------------------     --------------    ------------------------
Life insurance - Domestic          Generally rates guaranteed      2.5% to 7.5%     Net level premium based
variable and interest-sensitive    in calculating cash                              on non-forfeiture
                                   surrender values                                 interest rate

Life insurance - Domestic term     Best estimate plus a                6.75%        Net level premium plus
insurance                          provision for adverse                            a provision for adverse
                                   deviation                                        deviation.

Life insurance - International     Generally the Taiwan            6.25% to 7.5%    Net level premium plus
                                   standard table plus a                            a provision for adverse
                                   provision for adverse                            deviation.
                                   deviation

Individual annuities               Mortality table varies         6.25% to 11.0%    Present value of
                                   based on the issue year of                       expected future payments
                                   the contract. Current                            based on historical
                                   table (for 1998 & later                          experience
                                   issues) is the Annuity
                                   2000  Mortality Table with
                                   certain modifications

Group annuities                    1950 & 1971 Group Annuity          14.75%        Present value of
                                   Mortality Table with                             expected future payments
                                   certain modifications                            based on historical
                                                                                    experience

Policyholders' account balances at December 31, are as follows:

                                                2000         1999
                                             ----------   ----------
                                                   (In Thousands)

         Interest-sensitive life contracts   $1,886,714   $1,838,377
         Individual annuities                   859,996      701,928
         Guaranteed investment contracts        899,958      584,744
                                             ----------   ----------
                                             $3,646,668   $3,125,049
                                             ==========   ==========

Policyholders' account balances for interest-sensitive life, individual annuities, and guaranteed investment contracts are equal to policy account values plus unearned premiums. The policy account values represent an accumulation of gross premium payments plus credited interest less withdrawals, expenses and mortality charges.

Certain contract provisions that determine the policyholder account balances are as follows:

            Product                       Interest Rate            Withdrawal / Surrender Charges
---------------------------------       ---------------          ----------------------------------
Interest sensitive life contracts         4.0% to 6.5%           Various up to 10 years

Individual annuities                      3.0% to 16.0%          0% to 7% for up to 9 years

Guaranteed investment contracts          5.02% to 8.03%          Subject to market value withdrawal
                                                                 provisions for any funds withdrawn
                                                                 other than for benefit responsive
                                                                 and contractual payments

6. REINSURANCE

The Company participates in reinsurance, with Prudential and other companies, in order to provide greater diversification of business, provide additional capacity for future growth and limit the maximum net loss potential arising from large risks. Reinsurance ceded arrangements do not discharge the Company or the insurance subsidiaries as the primary insurer. Ceded balances would represent a liability of the Company in the event the reinsurers were unable to meet their obligations to the Company under the terms of the reinsurance agreements. The likelihood of a material reinsurance liability reassumed by the Company is considered to be remote.

Reinsurance amounts included in the Consolidated Statements of Operations and Comprehensive Income for the year ended December 31, are as follows:


                                                  2000       1999       1998
                                                --------    -------    -------
                                                        (In Thousands)

     Reinsurance premiums assumed                $ 1,671    $ 1,778    $ 1,395
     Reinsurance premiums ceded - affiliated      (9,214)    (6,882)    (6,532)
     Reinsurance premiums ceded - unaffiliated    (5,305)    (1,744)    (2,819)

     Policyholders' benefits ceded                 5,472      4,228      4,044

Reinsurance recoverables, included in "Other assets" in the Company's Consolidated Statements of Financial Position at December 31, were as follows:

                                         2000         1999
                                        -------     -------
                                           (In Thousands)

     Life insurance - affiliated        $ 8,765     $ 6,653
     Life insurance - unaffiliated        7,855       2,625
     Other reinsurance - affiliated      14,948      15,600
                                        -------     -------
                                        $31,568     $24,878
                                        =======     =======

7. EMPLOYEE BENEFIT PLANS

Pension and Other Postretirement Plans

The Company has a non-contributory defined benefit pension plan which covers substantially all of its Taiwanese employees. This plan was established as of September 30, 1998 and the projected benefit obligation and related expenses at December 31, 2000 were not material to the Consolidated Statements of Financial Position or results of operations for the years presented. All other employee benefit costs are allocated to the Company by Prudential in accordance with the service agreement described in Footnote 14.

8. INCOME TAXES

The components of income taxes for the years ended December 31, are as follows:


                                     2000         1999          1998
                                    -------     --------      -------

Current tax expense (benefit):
   U.S                              $ 8,588     $(14,093)     $67,272
   State and local                       38          378        2,496
   Foreign                               35           15           --
                                    -------     --------      -------
   Total                            $ 8,661      (13,700)      69,768
                                    -------     --------      -------


Deferred tax expense (benefit):
   U.S                               43,567       42,320       14,059
   State and local                    2,204        1,316          406
                                    -------     --------      -------
   Total                             45,771       43,636       14,465
                                    -------     --------      -------

 Total income tax expense           $54,432     $ 29,936      $84,233
                                    =======     ========      =======

The income tax expense for the years ended December 31, differs from the amount computed by applying the expected federal income tax rate of 35% to income from operations before income taxes for the following reasons:


                                         2000         1999          1998
                                        -------     --------      -------
                                                   (In Thousands)

Expected federal income tax expense     $55,275      $29,936      $82,668
State and local income taxes              1,457        1,101        1,886
Dividends received deduction             (6,443)      (1,010)        (199)
Other                                     4,143          (91)        (122)
                                        -------      -------      -------
Total income tax expense                $54,432      $29,936      $84,233
                                        =======      =======      =======

Deferred tax assets and liabilities at December 31, resulted from the items listed in the following table:

                                                      2000          1999
                                                    --------      --------
                                                         (In Thousands)
          Deferred tax assets
               Insurance reserves                   $102,923      $ 93,949
               Net unrealized (gains) losses on
                securities                            (2,389)       31,132
               Other                                  15,222         2,502
                                                    --------      --------
               Deferred tax assets                   115,756       127,583
                                                    --------      --------

          Deferred tax liabilities
               Deferred acquisition costs            325,211       299,683
               Net investment gains                   19,584           110
               Other                                   6,438          --
                                                    --------      --------
               Deferred tax liabilities              351,233       299,793
                                                    --------      --------

          Net deferred tax liability                $235,477      $172,210
                                                    ========      ========

Management believes that based on its historical pattern of taxable income, the Company and its subsidiaries will produce sufficient income in the future to realize its deferred tax assets after valuation allowance. Adjustments to the valuation allowance will be made if there is a change in management's assessment of the amount of the deferred tax asset that is realizable. At December 31, 2000 and 1999, respectively, the Company and its subsidiaries had no federal or state operating loss carryforwards for tax purposes.

The Internal Revenue Service (the "Service") has completed all examinations of the consolidated federal income tax returns through 1995. The Service has begun their examination of the 1996 year.

9.  STATUTORY NET INCOME AND SURPLUS

Accounting practices used to prepare statutory financial statements for regulatory purposes differ in certain instances from GAAP. The following tables reconcile the Company's statutory net (loss) and surplus determined in accordance with accounting practices prescribed or permitted by the Arizona Department of Insurance and the New Jersey Department of Banking and Insurance, to net income and equity determined using GAAP:

                                                              2000          1999          1998
                                                            --------      --------      --------
                                                                       (In Thousands)
Statutory net (loss) income                                 $(50,506)     $(82,291)     $(33,097)
Adjustments to reconcile to net income on a GAAP basis:
     Statutory income of subsidiaries                         21,268        20,221        18,953
     Amortization and capitalization of deferred
       acquisition costs                                     113,273       145,922       202,375
     Deferred premium                                          1,096           639         2,625
     Insurance revenue and expenses                           73,978        45,915       (24,942)
     Income taxes                                            (36,766)      (43,644)      (21,805)
     Valuation of investments                                (14,552)      (24,908)       20,077
     Asset management fees                                   (13,662)      (13,503)           --
     Other, net                                                9,367         7,244       (12,224)
                                                            --------      --------      --------
GAAP net income                                             $103,496      $ 55,595      $151,962
                                                            ========      ========      ========

                                                           2000         1999
                                                        ----------   ----------
                                                              (In Thousands)
Statutory surplus                                       $  849,567   $  889,186
Adjustments to reconcile to equity on a GAAP basis:
     Valuation of investments                               71,506      (38,258)
     Deferred acquisition costs                          1,132,653    1,062,785
     Deferred premium                                      (15,443)     (16,539)
     Insurance liabilities                                    (401)     (54,927)
     Income taxes                                         (214,329)    (150,957)
     Asset management fees                                      --      (13,503)
     Other, net                                              9,029       (7,968)
                                                        ----------   ----------
GAAP stockholder's equity                               $1,832,582   $1,669,819
                                                        ==========   ==========

In March 1998, the NAIC adopted the Codification of Statutory Accounting Principles guidance ("Codification"), which replaces the current Accounting Practices and Procedures manual as the NAIC's primary guidance on statutory accounting as of January 1, 2001. The Codification provides guidance for areas where statutory accounting has been silent and changes current statutory accounting in certain areas. The Company has adopted the Codification guidance effective January 1, 2001, and has estimated the potential effect of the Codification guidance to have a favorable impact of at least $60 million on the Company's surplus position, primarily as a result of the recognition of deferred tax assets.

10. FAIR VALUE OF FINANCIAL INSTRUMENTS

The estimated fair values presented below have been determined using available market information and by applying valuation methodologies. Considerable judgment is applied in interpreting data to develop the estimates of fair value. Estimated fair values may not be realized in a current market exchange. The use of different market assumptions and/or estimation methodologies could have a material effect on the estimated fair values. The following methods and assumptions were used in calculating the estimated fair values (for all other financial instruments presented in the table, the carrying value approximates estimated fair value).

Fixed maturities and Equity securities
Estimated fair values for fixed maturities and equity securities, other than private placement securities, are based on quoted market prices or estimates from independent pricing services. Generally, fair values for private placement securities are estimated using a discounted cash flow model which considers the current market spreads between the U.S. Treasury yield curve and corporate bond yield curve, adjusted for the type of issue, its current credit quality and its remaining average life. The estimated fair value of certain non-performing private placement securities is based on amounts estimated by management.

Mortgage loans on real estate
The estimated fair value of the mortgage loan portfolio is primarily based upon the present value of the expected future cash flows discounted at the appropriate U.S. Treasury rate, adjusted for the current market spread for a similar quality mortgage.

Policy loans
The estimated fair value of policy loans is calculated using a discounted cash flow model based upon current U.S. Treasury rates and historical loan repayment patterns.

Investment contracts
For guaranteed investment contracts, estimated fair values are derived using discounted projected cash flows, based on interest rates being offered for similar contracts with maturities consistent with those remaining for the contracts being valued. For individual deferred annuities and other deposit liabilities, fair value approximates carrying value.

Derivative financial instruments
Refer to Note 11 for the disclosure of fair values on these instruments.

The following table discloses the carrying amounts and estimated fair values of the Company's financial instruments at December 31:

                                                          2000                            1999
                                               ---------------------------     ---------------------------
                                                Carrying        Estimated       Carrying       Estimated
                                                  Value         Fair Value        Value        Fair Value
                                               -----------     -----------     -----------     -----------
                                                                     (In Thousands)
Financial Assets:
     Fixed maturities:  Available for sale     $ 3,561,521     $ 3,561,521     $ 2,998,362     $ 2,998,362
     Fixed maturities:  Held to maturity           324,546     $   320,634         388,990         377,822
     Equity securities                              10,804          10,804           4,532           4,532
     Mortgage loans on real estate                   9,327          10,863          10,509          11,550
     Policy loans                                  855,374         883,460         792,352         761,232
     Short-term investments                        202,815         202,815          84,621          84,621
     Cash and cash equivalents                     453,071         453,071         198,994         198,994
     Separate Account assets                    16,230,264      16,230,264      16,032,449      16,032,449

Financial Liabilities:
     Investment contracts                        1,762,794       1,784,767     $ 1,289,003     $ 1,283,356
     Cash collateral for loaned securities         185,849         185,849          87,336          87,336
     Securities sold under repurchase
       agreements                                  104,098         104,098          21,151          21,151
     Separate Account liabilities               16,230,264      16,230,264      16,032,449      16,032,449

11. DERIVATIVE AND OFF-BALANCE SHEET CREDIT-RELATED INSTRUMENTS

A derivative is a financial instrument who's price, performance or cash flow is based upon the actual or expected price, level, performance, value or cash flow of some external benchmark, such as interest rates, foreign exchange rates, securities, commodities, or various financial indices. Derivative financial instruments can be exchange-traded or contracted in the over-the-counter market and include swaps, futures, forwards and options contracts. All of the Company's derivatives are classified as other than trading.

Interest Rate Swaps
The Company uses interest rate swaps to reduce market risk from changes in interest rates and to manage interest rate exposures arising from mismatches between assets and liabilities. Under interest rate swaps, the Company agrees with other parties to exchange, at specified intervals, the difference between fixed-rate and floating-rate interest amounts calculated by reference to an agreed notional principal amount. Generally, no cash is exchanged at the outset of the contract and no principal payments are made by either party. Cash is paid or received based on the terms of the swap. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by one counterparty at each due date. The fair value of swap agreements is estimated based on proprietary pricing models or market quotes.

 If swap agreements meet the criteria for hedge accounting, net interest receipts or payments are accrued and recognized over the life of the swap agreements as an adjustment to interest income or expense of the hedged item. Any unrealized gains or losses are not recognized until the hedged item is sold or matures. Gains or losses on early termination of interest rate swaps are deferred and amortized over the remaining period originally covered by the swaps. If the criteria for hedge accounting are not met, the swap agreements are accounted for at fair value with changes in fair value reported in current period earnings.

Futures & Options
The Company uses exchange-traded Treasury futures and options to reduce market risk from changes in interest rates, and to manage the duration of assets and the duration of liabilities supported by those assets. In exchange-traded futures transactions, the Company agrees to purchase or sell a specified number of contracts, the value of which are determined by the value of designated classes of Treasury securities, and to post variation margin on a daily basis in an amount equal to the difference in the daily market values of those contracts The Company enters into exchange-traded futures and options with regulated futures commissions merchants who are members of a trading exchange. The fair value of futures and options is based on market quotes.

Treasury futures move substantially in value as interest rates change and can be used to either modify or hedge existing interest rate risk. This strategy protects against the risk that cash flow requirements may necessitate liquidation of investments at unfavorable prices resulting from increases in interest rates. This strategy can be a more cost effective way of temporarily reducing the Company's exposure to a market decline than selling fixed income securities and purchasing a similar portfolio when such a decline is believed to be over.

If futures meet hedge accounting criteria, changes in their fair value are deferred and recognized as an adjustment to the carrying value of the hedged item. Deferred gains or losses from the hedges for interest-bearing financial instruments are amortized as a yield adjustment over the remaining lives of the hedged item. Futures that do not qualify as hedges are carried at fair value with changes in value reported in current period earnings

When the Company anticipates a significant decline in the stock market which will correspondingly affect its diversified portfolio, it may purchase put index options where the basket of securities in the index is appropriate to provide a hedge against a decrease in the value of the equity portfolio or a portion thereof. This strategy effects an orderly sale of hedged securities. When the Company has large cash flows which it has allocated for investment in equity securities, it may purchase call index options as a temporary hedge against an increase in the price of the securities it intends to purchase. This hedge permits such investment transactions to be executed with the least possible adverse market impact.

Option premium paid or received is reported as an asset or liability and amortized into income over the life of the option. If options meet the criteria for hedge accounting, changes in their fair value are deferred and recognized as an adjustment to the hedged item. Deferred gains or losses from the hedges for interest-bearing financial instruments are recognized as an adjustment to interest income or expense of the hedged item. If the options do not meet the criteria for hedge accounting, they are fair valued, with changes in fair value reported in current period earnings.

Currency Derivatives
The Company uses currency swaps to reduce market risk from changes in currency values of investments denominated in foreign currencies that the Company either holds or intends to acquire and to manage the currency exposures arising from mismatches between such foreign currencies and the US Dollar.

Under currency swaps, the Company agrees with other parties to exchange, at specified intervals, the difference between one currency and another at a forward exchange rate and calculated by reference to an agreed principal amount. Generally, the principal amount of each currency is exchanged at the beginning and termination of the currency swap by each party. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by one counterparty for payments made in the same currency at each due date.

If currency swaps are effective as hedges of foreign currency translation and transaction exposures, gains or losses are recorded in a manner similar to the hedged item. If currency swaps do not meet hedge accounting criteria, gains or losses from those derivatives are recognized in "Realized investment (losses) gains, net."

The table below summarizes the Company's outstanding positions by derivative instrument types as of December 31, 2000 and 1999. All amounts presented have been classified as other than trading based on management's intent at the time of contract and throughout the life of the contract.

                         Other than Trading Derivatives
                           December 31, 2000 and 1999
                                 (in thousands)

                                         2000                                     1999
                                      ----------                                ---------
                                      Estimated     Carrying   |                Estimated    Carrying
                          Notional    Fair Value     Value     |  Notional      Fair Value     Value
Non-Hedge Accounting                                           |
--------------------                                           |
                                                               |
Swap Instruments                                               |
Interest rate                                                  |
                                                               |
    Asset                 $  9,470     $   327      $   327    |  $      0       $     0      $     0
    Liability                    0           0            0    |         0             0            0
Future contracts                                               |
US Treasury Futures                                            |
    Asset                  139,800       3,530        3,530    |     2,300            39           39
    Liability               61,900      (1,067)      (1,067)   |   119,800        (2,017)      (2,017)
Option contracts                                               |
Interest rate                                                  |
    Asset                        0           0            0    |         0             0            0
    Liability                    0           0            0    |       235            (5)          (5)
                                                               |
Hedge Accounting                                               |
--------------------                                           |
Swap Instruments                                               |
Currency                                                       |
    Asset                   28,326       1,633        2,155    |         0             0            0
    Liability                    0           0            0    |    30,981        (3,220)      (2,990)

Credit Risk
The current credit exposure of the Company's derivative contracts is limited to the fair value at the reporting date. Credit risk is managed by entering into transactions with creditworthy counterparties and obtaining collateral where appropriate and customary. The Company also attempts to minimize its exposure to credit risk through the use of various credit monitoring techniques. All of the net credit exposure for the Company from derivative contracts are with investment grade counterparties. As of December 31, 2000, 88% of notional consisted of interest rate derivatives, and 12% of notional consisted of foreign currency derivatives.

12. CONTINGENCIES AND LITIGATION

Prudential and the Company are subject to legal and regulatory actions in the ordinary course of their businesses, including class actions. Pending legal and regulatory actions include proceedings relating to aspects of the businesses and operations that are specific to the Company and Prudential and that are typical of the businesses in which the Company and Prudential operate. Some of these proceedings have been brought on behalf of various alleged classes of complainants. In certain of these matters, the plaintiffs are seeking large and/or indeterminate amounts, including punitive or exemplary damages.

Beginning in 1995, regulatory authorities and customers brought significant regulatory actions and civil litigation against the Company and Prudential involving individual life insurance sales practices. In 1996, Prudential, on behalf of itself and many of its life insurance subsidiaries including the Company entered into settlement agreements with relevant insurance regulatory authorities and plaintiffs in the principal life insurance sales practices class action lawsuit covering policyholders of individual permanent life insurance policies issued in the United States from 1982 to 1995. Pursuant to the settlements, the companies agreed to various changes to their sales and business practices controls, to a series of fines, and to provide specific forms of relief to eligible class members. Virtually all claims by class members filed in connection with the settlements have been resolved and virtually all aspects of the remediation program have been satisfied. While the approval of the class action settlement is now final, Prudential and the Company remain subject to oversight and review by insurance regulators and other regulatory authorities with respect to its sales practices and the conduct of the remediation program. The U.S. District Court has also retained jurisdiction as to all matters relating to the administration, consummation, enforcement and interpretation of the settlements.

As of December 31, 2000, Prudential and/or the Company remained a party to approximately 61 individual sales practices actions filed by policyholders who "opted out" of the class action settlement relating to permanent life insurance policies issued in the United States between 1982 and 1995. In addition, there were 48 sales practices actions pending that were filed by policyholders who were members of the class and who failed to "opt out" of the class action settlement. Prudential and the Company believed that those actions are governed by the class settlement release and expects them to enjoined and/or dismissed. Additional suits may be filed by class members who "opted out" of the class settlements or who failed to "opt out" but nevertheless seek to proceed against Prudential and/or the Company. A number of the plaintiffs in these cases seek large and/or indeterminate amount, including punitive or exemplary damages. Some of these actions are brought on behalf of multiple plaintiffs. It is possible that substantial punitive damages might be awarded in any of these actions and particularly in an action involving multiple plaintiffs.

Prudential has indemnified the Company for any liabilities incurred in connection with sales practices litigation covering policyholders of individual permanent life insurance policies issued in the United States from 1982 to 1995.

The balance of the Company's litigation is subject to many uncertainties, and given the complexity and scope, the outcomes cannot be predicted. It is possible that the results of operations or the cash flow of the Company in a particular quarterly or annual period could be materially effected by an ultimate unfavorable resolution of pending litigation and regulatory matters. Management believes, however, that the ultimate outcome of all pending litigation and regulatory matters, should not have a material adverse effect on the Company's financial position.

13. DIVIDENDS

The Company is subject to Arizona law which limits the amount of dividends that insurance companies can pay to stockholders. The maximum dividend which may be paid in any twelve month period without notification or approval is limited to the lesser of 10% of statutory surplus as of December 31 of the preceding year or the net gain from operations of the preceding calendar year. Cash dividends may only be paid out of surplus derived from realized net profits. Based on these limitations and the Company's surplus position at December 31, 2000, the Company would not be permitted a non-extraordinary dividend distribution in 2001.

14. RELATED PARTY TRANSACTIONS

The Company has extensive transactions and relationships with Prudential and other affiliates. It is possible that the terms of these transactions are not the same as those that would result from transactions among wholly unrelated parties.

Expense Charges and Allocations
All of the Company's expenses are allocations or charges from Prudential or other affiliates. These expenses can be grouped into the following categories: general and administrative expenses, retail distribution expenses and asset management fees.

The Company's general and administrative expenses are charged to the Company using allocation methodologies based on business processes. Management believes that the methodology is reasonable and reflects costs incurred by Prudential to process transactions on behalf of the Company. Prudential and the Company operate under service and lease agreements whereby services of officers and employees (except for those agents employed directly by the Company in Taiwan), supplies, use of equipment and office space are provided by Prudential.

The Company is allocated estimated distribution expenses from Prudential's retail agency network for both its domestic life and annuity products. The Company has capitalized the majority of these distribution expenses as deferred policy acquisition costs. Beginning April 1, 2000, Prudential and the Company agreed to revise the estimate of allocated distribution expenses to reflect a market based pricing arrangement.

In accordance with a profit sharing agreement with Prudential, the Company receives fee income from policyholder account balances invested in the Prudential Series Funds ("PSF"). These revenues are recorded as "Asset management fees" in the Consolidated Statements of Operations and Comprehensive Income. The Company also collects these fees on behalf of Prudential and records a Payable to affiliate in the Consolidated Statements of Financial Position. The Company is charged an asset management fee by Prudential Global Asset Management ("PGAM") and Jennison Associates LLC ("Jennison") for managing the PSF portfolio. These fees are a component of "general, administrative and other expenses."

On September 29, 2000, the Board of Directors for the Prudential Series Fund, Inc. ("PSFI") adopted resolutions to terminate the existing management agreement between PSFI and Prudential, and has appointed another subsidiary of Prudential as the fund manager for the PSF. The change was approved by the shareholders of PSF during early 2001 and effective January 1, 2000, the Company will no longer receive fees associated with the PSF. In addition, the Company will no longer incur the asset management expense from PGAM and Jennison associated with the PSF.

Corporate Owned Life Insurance
The Company has sold three Corporate Owned Life Insurance ("COLI") policies to Prudential. The cash surrender value included in Separate Accounts was $685.9 million and $725.3 million at December 31, 2000 and December 31, 1999, respectively. The fees received related to the COLI policies were $9.6 million for the year ending December 31, 2000.

Reinsurance
The Company currently has three reinsurance agreements in place with Prudential (the reinsurer). Specifically a reinsurance Group Annuity Contract, whereby the reinsurer, in consideration for a single premium payment by the Company, provides reinsurance equal to 100% of all payments due under the contract, and two yearly renewable term agreements in which the Company may offer and the reinsurer may accept reinsurance on any life in excess of the Company's maximum limit of retention. The Company is not relieved of its primary obligation to the policyholder as a result of these reinsurance transactions. These agreements had no material effect on net income for the periods ended December 31, 2000, December 31, 1999, and December 31, 1998.

Debt Agreements
In July 1998, the Company established a revolving line of credit facility of up to $500 million with Prudential Funding LLC, a wholly owned subsidiary of Prudential. There is no outstanding debt relating to this credit facility as of December 31, 2000 or December 31, 1999.

15. Subsequent Events - Transfer of Taiwan Business

On January 31, 2001, the Company transferred all of its assets, liabilities, and net equity associated with The Company's Taiwan branch including Taiwan's insurance book of business, to an affiliated company, Prudential Life Insurance Company of Taiwan Inc. ("Prudential of Taiwan"), a Taiwan, Republic of China wholly owned subsidiary of Prudential .

The mechanism used to transfer this block of business in Taiwan is referred to as a "full acquisition and assumption" transaction. Under this mechanism, the Company is jointly liable with Prudential of Taiwan for two years from the giving of notice to all obligees for all matured obligations and for two years after the maturity date of not-yet-matured obligations. Prudential of Taiwan is also contractually liable, under indemnification provisions of the transaction, for any liabilities that may be asserted against the Company. The transfer of the insurance related assets and liabilities will be accounted for as a long-duration coinsurance transaction under generally accepted accounting principles. Under this accounting treatment, the insurance related liabilities will remain on the books of the Company and an offsetting reinsurance recoverable will be established.

The net equity transfer will be reflected as a capital contribution from the Company to Prudential of Taiwan and will also be dividended by the Company to Prudential. The dividend is expected to occur in the second quarter of 2001.

                        Report of Independent Accountants



To the Board of Directors and Stockholder of Pruco Life Insurance Company

In our opinion, the accompanying consolidated statements of financial position and the related consolidated statements of operations and comprehensive income, of changes in stockholder's equity and of cash flows present fairly, in all material respects, the financial position of Pruco Life Insurance Company (a wholly-owned subsidiary of the Prudential Insurance Company of America) and its subsidiaries at December 31, 2000 and 1999, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2000, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.



PricewaterhouseCoopers LLP
New York, New York
March 13, 2001

Variable
APPRECIABLE
LIFE(R)
INSURANCE

Variable Appreciable Life" was issued by Pruco Life Insurance Company, 213 Washington Street, Newark, NJ 07102-2992 and offered through Pruco Securities Corporation, 751 Broad Street, Newark, NJ 07102-3777, both subsidiaries of The Prudential Insurance Company of America, 751 Broad Street, Newark, NJ 07102-3777. Appreciable Life is a registered mark of Prudential.


[LOGO] Prudential


Pruco Life Insurance Company
213 Washington Street, Newark, NJ 07102-2992
Telephone 800 778-2255

VAL-1 Ed. 5/2001

                                  ILLUSTRATIONS

                  VARIABLE APPRECIABLE LIFE INSURANCE CONTRACT
                          FORM A -- FIXED DEATH BENEFIT
                           MALE PREFERRED ISSUE AGE 35
                        $60,000 GUARANTEED DEATH BENEFIT
                 $554.80 MINIMUM INITIAL SCHEDULED PREMIUM(1)(4)
                        USING CURRENT SCHEDULE OF CHARGES


                                          Death Benefit(2)(3)                                   Cash Surrender Value(2)(3)
                         ----------------------------------------------------  ----------------------------------------------------
              Premiums          Assuming Hypothetical Gross (and Net)                 Assuming Hypothetical Gross (and Net)
            Accumulated              Annual Investment Return of                          Annual Investment Return of
  End of       at 4%     ----------------------------------------------------  ----------------------------------------------------
  Policy     Interest      0% Gross     4% Gross     8% Gross     12% Gross      0% Gross     4% Gross     8% Gross     12% Gross
   Year     Per Year(4)  (-1.10% Net)  (2.90% Net)  (6.90% Net)  (10.90% Net)  (-1.10% Net)  (2.90% Net)  (6.90% Net)  (10.90% Net)
  ------    -----------  ------------  -----------  -----------  ------------  ------------  -----------  -----------  ------------

     1         $   577      $60,000      $60,000     $ 60,000      $ 60,000       $     0      $     0     $      0      $      0
     2         $ 1,177      $60,000      $60,000     $ 60,000      $ 60,000       $   226      $   274     $    323      $    374
     3         $ 1,801      $60,000      $60,000     $ 60,000      $ 60,000       $   527      $   621     $    720      $    825
     4         $ 2,450      $60,000      $60,000     $ 60,000      $ 60,000       $   820      $   973     $  1,141      $  1,322
     5         $ 3,125      $60,000      $60,000     $ 60,000      $ 60,000       $ 1,102      $ 1,330     $  1,585      $  1,869
     6         $ 3,827      $60,000      $60,000     $ 60,000      $ 60,000       $ 1,512      $ 1,831     $  2,196      $  2,615
     7         $ 4,557      $60,000      $60,000     $ 60,000      $ 60,000       $ 1,938      $ 2,362     $  2,863      $  3,451
     8         $ 5,317      $60,000      $60,000     $ 60,000      $ 60,000       $ 2,352      $ 2,898     $  3,559      $  4,359
     9         $ 6,106      $60,000      $60,000     $ 60,000      $ 60,000       $ 2,754      $ 3,437     $  4,289      $  5,347
    10         $ 6,927      $60,000      $60,000     $ 60,000      $ 60,000       $ 3,145      $ 3,982     $  5,054      $  6,424
    15         $11,553      $60,000      $60,000     $ 60,000      $ 60,000       $ 4,490      $ 6,410     $  9,250      $ 13,452
    20         $17,182      $60,000      $60,000     $ 60,000      $ 60,000       $ 5,419      $ 8,941     $ 15,015      $ 25,530
    25         $24,029      $60,000      $60,000     $ 60,000      $ 85,477       $ 5,685      $11,380     $ 22,994      $ 46,197
30 (Age 65)    $32,361      $60,000      $60,000     $ 60,000      $132,283       $ 4,911      $13,423     $ 34,305      $ 80,674
    35         $49,781      $60,000      $60,000     $ 74,284      $202,583       $16,896      $21,907     $ 50,421      $137,506
    40         $70,975      $60,000      $60,000     $ 97,025      $309,375       $27,898      $31,131     $ 72,206      $230,237
    45         $96,761      $60,000      $60,000     $126,332      $474,077       $38,142      $41,632     $101,235      $379,897

(1) If premiums are paid more frequently than annually, the initial payments would be $284.80 semi-annually, $145.40 quarterly or $50 monthly. The ultimate payments would be $1,775.20 semi-annually, $897.80 quarterly or $302.60 monthly. The death benefits and cash surrender values would be slightly different for a Contract with more frequent premium payments.

(2)  Assumes no Contract loan has been made.

(3) Values shown in the table are applicable to both the original Contracts (the "1984 Contracts") and the revised Contracts that first began to be issued in September of 1986 (the "1986 Contracts"), except where the death benefit has been increased to the Contract fund divided by the net single premium, in which case the cash surrender value and death benefit figures shown are applicable only to the 1986 Contracts. This first occurs at the time when the 1984 Contracts would become paid-up.

(4)  For a  hypothetical  gross  investment  return of 0%, the second  Scheduled
     Premium will be $3,402.29.  For a gross return of 4%, the second  Scheduled
     Premium will be $1,847.87. For a gross return of 8%, the second Scheduled Premium will be $554.80. For a gross return of 12%, the second Scheduled Premium will be $554.80. The premiums accumulated at 4% interest in column 2 are those payable if the gross investment return is 4%. For an explanation of why the scheduled premium may increase on the premium change date, see Premiums.

The hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors including the investment allocations made by an owner, prevailing interest rates, and rates of inflation. The death benefit and cash surrender value for a contract would be different from those shown if the actual rates of return averaged 0%, 4%, 8%, and 12% over a period of years but also fluctuated above or below those averages for individual contract years. No representations can be made by Pruco Life or the Series Fund that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.


                                       T1

                  VARIABLE APPRECIABLE LIFE INSURANCE CONTRACT
                        FORM B -- VARIABLE DEATH BENEFIT
                           MALE PREFERRED ISSUE AGE 35
                        $60,000 GUARANTEED DEATH BENEFIT
                 $554.80 MINIMUM INITIAL SCHEDULED PREMIUM(1)(4)
                        USING CURRENT SCHEDULE OF CHARGES


                                          Death Benefit(2)(3)                                   Cash Surrender Value(2)(3)
                          ----------------------------------------------------  ----------------------------------------------------
               Premiums          Assuming Hypothetical Gross (and Net)                 Assuming Hypothetical Gross (and Net)
             Accumulated              Annual Investment Return of                          Annual Investment Return of
  End of         at 4%    ----------------------------------------------------  ----------------------------------------------------
  Policy       Interest     0% Gross     4% Gross     8% Gross     12% Gross      0% Gross     4% Gross     8% Gross     12% Gross
   Year      Per Year(4)  (-1.10% Net)  (2.90% Net)  (6.90% Net)  (10.90% Net)  (-1.10% Net)  (2.90% Net)  (6.90% Net)  (10.90% Net)
  ------     -----------  ------------  -----------  -----------  ------------  ------------  -----------  -----------  ------------
     1         $    577      $60,000      $60,016     $ 60,033      $ 60,050       $     0      $     0      $     0      $      0
     2         $  1,177      $60,000      $60,031     $ 60,081      $ 60,131       $   225      $   273      $   322      $    373
     3         $  1,801      $60,000      $60,048     $ 60,147      $ 60,251       $   526      $   619      $   718      $    822
     4         $  2,450      $60,000      $60,065     $ 60,232      $ 60,412       $   818      $   971      $ 1,137      $  1,318
     5         $  3,125      $60,000      $60,085     $ 60,339      $ 60,621       $ 1,099      $ 1,326      $ 1,580      $  1,863
     6         $  3,827      $60,000      $60,136     $ 60,499      $ 60,915       $ 1,510      $ 1,826      $ 2,189      $  2,605
     7         $  4,557      $60,000      $60,192     $ 60,688      $ 61,271       $ 1,935      $ 2,356      $ 2,853      $  3,436
     8         $  5,317      $60,000      $60,253     $ 60,908      $ 61,700       $ 2,349      $ 2,890      $ 3,545      $  4,337
     9         $  6,106      $60,000      $60,320     $ 61,162      $ 62,208       $ 2,751      $ 3,428      $ 4,270      $  5,316
    10         $  6,927      $60,000      $60,395     $ 61,454      $ 62,806       $ 3,141      $ 3,970      $ 5,029      $  6,381
    15         $ 11,553      $60,000      $61,161     $ 63,947      $ 68,062       $ 4,505      $ 6,402      $ 9,188      $ 13,303
    20         $ 17,182      $60,000      $62,449     $ 68,332      $ 78,470       $ 5,458      $ 8,910      $14,793      $ 24,931
    25         $ 24,029      $60,000      $64,644     $ 75,610      $ 97,882       $ 5,751      $11,233      $22,199      $ 44,471
30 (Age 65)    $ 32,361      $60,497      $68,370     $ 87,231      $132,836       $ 4,997      $12,870      $31,731      $ 77,336
    35         $ 51,909      $62,438      $68,206     $ 89,712      $195,134       $16,740      $22,508      $44,014      $132,449
    40         $ 75,692      $63,509      $69,160     $ 96,828      $299,491       $27,119      $32,770      $60,438      $222,881
    45         $104,628      $64,208      $71,808     $110,894      $461,112       $35,947      $43,547      $82,633      $369,507

(1) If premiums are paid more frequently than annually, the initial payments would be $284.80 semi-annually, $145.40 quarterly or $50 monthly. The ultimate payments would be $1,775.20 semi-annually, $897.80 quarterly or $302.60 monthly. The death benefits and cash surrender values would be slightly different for a Contract with more frequent premium payments.

(2)  Assumes no Contract loan has been made.

(3) Values shown in the table are applicable to both the original Contracts (the "1984 Contracts") and the revised Contracts that first began to be issued in September of 1986 (the "1986 Contracts"), except where the death benefit has been increased to the Contract fund divided by the net single premium, in which case the cash surrender value and death benefit figures shown are applicable only to the 1986 Contracts. This first occurs at the time when the 1984 Contracts would become paid-up.

(4)  For a  hypothetical  gross  investment  return of 0%, the second  Scheduled
     Premium will be $3,403.01.  For a gross return of 4%, the second  Scheduled
     Premium will be $2,225.67. For a gross return of 8%, the second Scheduled Premium will be $554.80. For a gross return of 12%, the second Scheduled Premium will be $554.80. The premiums accumulated at 4% interest in column 2 are those payable if the gross investment return is 4%. For an explanation of why the scheduled premium may increase on the premium change date, see Premiums.

The hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors including the investment allocations made by an owner, prevailing interest rates, and rates of inflation. The death benefit and cash surrender value for a contract would be different from those shown if the actual rates of return averaged 0%, 4%, 8%, and 12% over a period of years but also fluctuated above or below those averages for individual contract years. No representations can be made by Pruco Life or the Series Fund that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.


                                       T2

                  VARIABLE APPRECIABLE LIFE INSURANCE CONTRACT
                          FORM A -- FIXED DEATH BENEFIT
                           MALE PREFERRED ISSUE AGE 35
                        $60,000 GUARANTEED DEATH BENEFIT
                 $554.80 MINIMUM INITIAL SCHEDULED PREMIUM(1)(4)
                        USING MAXIMUM CONTRACTUAL CHARGES


                                          Death Benefit (2)(3)                                  Cash Surrender Value (2)(3)
                          ----------------------------------------------------  ----------------------------------------------------
               Premiums          Assuming Hypothetical Gross (and Net)                 Assuming Hypothetical Gross (and Net)
             Accumulated              Annual Investment Return of                          Annual Investment Return of
  End of        at 4%     ----------------------------------------------------  ----------------------------------------------------
  Policy       Interest     0% Gross     4% Gross     8% Gross     12% Gross      0% Gross     4% Gross     8% Gross     12% Gross
   Year      Per Year(4)  (-1.10% Net)  (2.90% Net)  (6.90% Net)  (10.90% Net)  (-1.10% Net)  (2.90% Net)  (6.90% Net)  (10.90% Net)
  ------     -----------  ------------  -----------  -----------  ------------  ------------  -----------  -----------  ------------
     1         $    577      $60,000      $60,000      $60,000      $ 60,000        $    0      $     0      $     0      $      0
     2         $  1,177      $60,000      $60,000      $60,000      $ 60,000        $  184      $   231      $   279      $    328
     3         $  1,801      $60,000      $60,000      $60,000      $ 60,000        $  460      $   550      $   645      $    746
     4         $  2,450      $60,000      $60,000      $60,000      $ 60,000        $  722      $   869      $ 1,028      $  1,201
     5         $  3,125      $60,000      $60,000      $60,000      $ 60,000        $  969      $ 1,185      $ 1,427      $  1,697
     6         $  3,827      $60,000      $60,000      $60,000      $ 60,000        $1,312      $ 1,610      $ 1,954      $  2,349
     7         $  4,557      $60,000      $60,000      $60,000      $ 60,000        $1,663      $ 2,057      $ 2,523      $  3,074
     8         $  5,317      $60,000      $60,000      $60,000      $ 60,000        $1,995      $ 2,496      $ 3,108      $  3,850
     9         $  6,106      $60,000      $60,000      $60,000      $ 60,000        $2,307      $ 2,929      $ 3,709      $  4,683
    10         $  6,927      $60,000      $60,000      $60,000      $ 60,000        $2,599      $ 3,353      $ 4,326      $  5,579
    15         $ 11,553      $60,000      $60,000      $60,000      $ 60,000        $3,147      $ 4,723      $ 7,101      $ 10,679
    20         $ 17,182      $60,000      $60,000      $60,000      $ 60,000        $2,881      $ 5,506      $10,218      $ 18,631
    25         $ 24,029      $60,000      $60,000      $60,000      $ 60,000        $1,277      $ 5,053      $13,402      $ 31,436
30 (Age 65)    $ 32,361      $60,000      $60,000      $60,000      $ 85,217        $    0      $ 2,268      $16,180      $ 51,971
    35         $ 58,960      $60,000      $60,000      $60,000      $122,082        $3,948      $11,105      $27,998      $ 82,864
    40         $ 91,322      $60,000      $60,000      $60,000      $172,735        $6,089      $18,416      $44,604      $128,549
    45         $130,695      $60,000      $60,000      $83,395      $242,928        $    0      $22,390      $66,828      $194,668

(1) If premiums are paid more frequently than annually, the payments would be $284.80 semi-annually, $145.40 quarterly or $50 monthly. The death benefits and cash surrender values would be slightly different for a Contract with more frequent premium payments.

(2)  Assumes no Contract loan has been made.

(3) Values shown in the table are applicable to both the original Contracts (the "1984 Contracts") and the revised Contracts that first began to be issued in September of 1986 (the "1986 Contracts"), except where the death benefit has been increased to the Contract fund divided by the net single premium, in which case the cash surrender value and death benefit figures shown are applicable only to the 1986 Contracts. This first occurs at the time when the 1984 Contracts would become paid-up.

(4) For a hypothetical gross investment return of 0%, the premium after age 65 will be $3,477.40; for a gross return of 4% the premium after age 65 will be $3,477.40; for a gross return of 8% the premium after age 65 will be $2,232.56; for a gross return of 12% the premium after age 65 will be $554.80. The premiums accumulated at 4% interest in column 2 are those payable if the gross investment return is 4%. For an explanation of why the scheduled premium may increase on the premium change date, see Premiums.

The hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors including the investment allocations made by an owner, prevailing interest rates, and rates of inflation. The death benefit and cash surrender value for a contract would be different from those shown if the actual rates of return averaged 0%, 4%, 8%, and 12% over a period of years but also fluctuated above or below those averages for individual contract years. No representations can be made by Pruco Life or the Series Fund that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.


                                       T3

                  VARIABLE APPRECIABLE LIFE INSURANCE CONTRACT
                        FORM B -- VARIABLE DEATH BENEFIT
                           MALE PREFERRED ISSUE AGE 35
                        $60,000 GUARANTEED DEATH BENEFIT
                 $554.80 MINIMUM INITIAL SCHEDULED PREMIUM(1)(4)
                        USING MAXIMUM CONTRACTUAL CHARGES


                                          Death Benefit (2)(3)                                  Cash Surrender Value (2)(3)
                          ----------------------------------------------------  ----------------------------------------------------
               Premiums          Assuming Hypothetical Gross (and Net)                 Assuming Hypothetical Gross (and Net)
             Accumulated              Annual Investment Return of                          Annual Investment Return of
  End of        at 4%     ----------------------------------------------------  ----------------------------------------------------
  Policy       Interest     0% Gross     4% Gross     8% Gross     12% Gross      0% Gross     4% Gross     8% Gross     12% Gross
   Year      Per Year(4)  (-1.10% Net)  (2.90% Net)  (6.90% Net)  (10.90% Net)  (-1.10% Net)  (2.90% Net)  (6.90% Net)  (10.90% Net)
  ------     -----------  ------------  -----------  -----------  ------------  ------------  -----------  -----------  ------------
     1         $    577      $60,000      $60,000      $60,013      $ 60,030        $    0      $     0      $     0      $      0
     2         $  1,177      $60,000      $60,000      $60,036      $ 60,085        $  183      $   230      $   278      $    327
     3         $  1,801      $60,000      $60,000      $60,072      $ 60,172        $  459      $   548      $   643      $    743
     4         $  2,450      $60,000      $60,000      $60,119      $ 60,291        $  720      $   866      $ 1,025      $  1,197
     5         $  3,125      $60,000      $60,000      $60,181      $ 60,449        $  967      $ 1,182      $ 1,422      $  1,690
     6         $  3,827      $60,000      $60,000      $60,257      $ 60,648        $1,309      $ 1,606      $ 1,947      $  2,338
     7         $  4,557      $60,000      $60,000      $60,349      $ 60,893        $1,660      $ 2,052      $ 2,513      $  3,058
     8         $  5,317      $60,000      $60,000      $60,457      $ 61,190        $1,992      $ 2,491      $ 3,095      $  3,827
     9         $  6,106      $60,000      $60,000      $60,583      $ 61,543        $2,305      $ 2,923      $ 3,691      $  4,651
    10         $  6,927      $60,000      $60,000      $60,728      $ 61,959        $2,597      $ 3,346      $ 4,303      $  5,534
    15         $ 11,553      $60,000      $60,000      $61,779      $ 65,230        $3,144      $ 4,714      $ 7,020      $ 10,471
    20         $ 17,182      $60,000      $60,000      $63,496      $ 71,353        $2,879      $ 5,494      $ 9,956      $ 17,814
    25         $ 24,029      $60,000      $60,000      $66,029      $ 81,964        $1,275      $ 5,038      $12,618      $ 28,552
30 (Age 65)    $ 32,361      $60,000      $60,000      $69,473      $ 99,482        $    0      $ 2,250      $13,973      $ 43,982
    35         $ 58,960      $60,000      $60,000      $72,144      $116,835        $3,945      $11,063      $26,446      $ 71,137
    40         $ 91,322      $60,000      $60,000      $77,606      $152,760        $6,085      $18,353      $41,216      $113,684
    45         $130,695      $60,000      $60,000      $86,973      $220,600        $    0      $22,281      $58,712      $176,776

(1) If premiums are paid more frequently than annually, the payments would be $284.80 semi-annually, $145.40 quarterly or $50 monthly. The death benefits and cash surrender values would be slightly different for a Contract with more frequent premium payments.

(2)  Assumes no Contract loan has been made.

(3) Values shown in the table are applicable to both the original Contracts (the "1984 Contracts") and the revised Contracts that first began to be issued in September of 1986 (the "1986 Contracts"), except where the death benefit has been increased to the Contract fund divided by the net single premium, in which case the cash surrender value and death benefit figures shown are applicable only to the 1986 Contracts. This first occurs at the time when the 1984 Contracts would become paid-up.

(4) For a hypothetical gross investment return of 0%, the premium after age 65 will be $3,477.40; for a gross return of 4% the premium after age 65 will be $3,477.40; for a gross return of 8% the premium after age 65 will be $2,949.83; for a gross return of 12% the premium after age 65 will be $1,278.52. The premiums accumulated at 4% interest in column 2 are those payable if the gross investment return is 4%. For an explanation of why the scheduled premium may increase on the premium change date, see Premiums.

The hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors including the investment allocations made by an owner, prevailing interest rates, and rates of inflation. The death benefit and cash surrender value for a contract would be different from those shown if the actual rates of return averaged 0%, 4%, 8%, and 12% over a period of years but also fluctuated above or below those averages for individual contract years. No representations can be made by Pruco Life or the Series Fund that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.


                                       T4